As filed with the Securities and Exchange Commission on November 13, 2026

Securities Act Registration No. 333-______

Investment Company Act Registration No. 811-24242

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and/or

☒ Registration Statement under the Investment Company Act of 1940

☐ Amendment No.

(Check appropriate box or boxes)

PRAGMATIC MERIDIAN GLOBAL FUND

(Exact Name of Registrant as Specified in Charter)

Apex Group, Ltd.

190 Middle Street, Suite 101

Portland, Maine 04101

(Address of Principal Executive Offices)

(833) 307-4292

(Registrant’s Telephone Number, including Area Code)

Gino E. Malaspina, Esq.

Apex Group, Ltd.

190 Middle Street, Suite 101

Portland, Maine 04101

(Name and Address of agent for service of process)

Please send copies of all communications to:

Pablo J. Man, Esq.

K&L Gates, LLP

1 Congress Street

Suite 2900

Boston, Massachusetts 02114

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS

Subject to completion, dated November 13, 2026

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRAGMATIC MERIDIAN GLOBAL FUND

Institutional Shares

Prospectus

[•], 2026

The Fund. Pragmatic Meridian Global Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund has adopted a fundamental policy pursuant to Rule 23c-3 to make quarterly offers to repurchase between 5% and 25% of its outstanding shares of beneficial interest (the “Shares”) at the current net asset value (“NAV”) per share.

Investment Objectives. The Fund’s investment objectives are to generate income and, as a secondary objective, long-term capital preservation. The Fund’s investment objectives are non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.

Principal Investment Strategies. The Fund seeks to pursue its investment objectives through investments in a portfolio of private funds making diversified investments in publicly traded securities and privately held equity securities, private credit fixed income securities, privately-held technology sector securities, as well as real estate investments across the globe.

The Fund is a “fund of funds.” Although not currently anticipated the Fund retains the discretion to make direct investments in the future, the Fund primarily intends to pursue its investment objectives by opportunistically investing primarily in public and privately held investment vehicles (all such investments, collectively with any other investments held by the Fund, the “Investments”).

Private funds and other investment vehicles in which the Fund may invest include pooled investment vehicles that would qualify as “investment companies” under the Investment Company Act but for Sections 3(c)(1) or 3(c)(7) of the Investment Company Act and would not qualify for any other exemption, but may also include other investment vehicles that are subject to another exemption or are not considered investment companies (collectively, “Private Funds”). It is expected that the Fund’s investments in Private Funds will be comprised of approximately 45% in Private Funds which invest in publicly traded securities, including securities on a long-only basis and macro hedge fund securities and 50% in Private Funds which invest in privately-held securities, including private equity securities, private credit fixed income securities, privately-held technology sector securities and real estate investments. The Fund’s investment in any one Private Fund will be limited to no more than 25% of the Fund’s total assets. Private Funds may invest in assets and securities located in the United States, as well as in developed and emerging market countries located outside of the United States, at the discretion of the Adviser.

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The Fund may also hold cash and cash equivalent investments with the intent to commit such cash to a Private Fund that primarily pursues an above-listed strategy. In addition, the Fund seeks to manage liquidity and maintain a buffer of liquid assets to meet quarterly repurchase requests by shareholders and expects to invest approximately 5%-10% of its assets in cash, money market instruments, U.S. Treasuries and short-term U.S. Treasury ETFs. However, the Fund is significantly invested in illiquid assets.

For more information, see the “PRINCIPAL INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES” section of this Prospectus.

The Adviser. The Fund’s investment adviser is Pragmatic Advisory LLC, a Delaware limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended (“Pragmatic” or the “Adviser”). The Adviser has not previously served as investment adviser to a registered investment company.

Periodic Offers to Repurchase Shares. The Fund is no listed on any securities exchange. The Shares are not redeemable each business day. Instead, on a quarterly basis, the Fund will make an offer to repurchase a stated amount of the outstanding Shares (a “Repurchase Offer”). In all cases, each Repurchase Offer will be for at least 5% and not more than 25% of the outstanding Shares, as required by Rule 23c-3 under the 1940 Act. Notices of each quarterly repurchase offer are sent to Shareholders of the Fund (“Shareholders”) of record at least 21 days before the “Repurchase Request Deadline” (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer). For the avoidance of doubt, Fund shareholders may withdraw or modify their tenders at any time prior to the Repurchase Request Deadline pursuant to Rule 23c-3(b)(6) under the 1940 Act. In addition, the Fund cannot require that a minimum number of Shares be tendered pursuant to Rule 23c-3(b)(1) under the 1940 Act. The Fund expects its initial repurchase offer to be issued no later than the second calendar quarter after the date that the Fund’s Registration Statement becomes effective. The Fund offers to repurchase only a portion of its Shares at each Repurchase Offer, and there is no guarantee that investors will be able to sell all of their Shares that they desire to sell in any particular Repurchase Offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Shares tendered by each shareholder, subject to certain exceptions. For more details about the Fund’s periodic offers to repurchase Shares, see the “PERIODIC OFFERS TO REPURCHASE SHARES” section of this Prospectus.

Risks. Investing in the Fund involves substantial risks, see risks below and the risks set forth in the “RISK FACTORS” section of this Prospectus. As a result, the Fund is suitable only for investors who can bear the investment risks associated with the Fund’s investment objectives and principal investment strategies described in this Prospectus. Further the Fund is considered to be illiquid and is to offer limited Share repurchases in accordance with Rule 23c-3 of the Investment Company Act. Accordingly, the Fund should be viewed as a long-term investment.

●	The Fund’s shares will not be listed on an exchange and it is not anticipated that a secondary market will develop. Fund shareholders should not expect to be able to sell their Shares regardless of how the Fund performs, other than in connection with (and subject to the terms and conditions of) the Fund’s quarterly repurchase offers. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

●	The Fund is a newly organized, non-diversified, closed-end investment company with no operating history. Therefore, its operating expenses may be significant and typically higher than expenses of similarly situated established funds. In addition, there may be a greater risk that its investment strategy will not work as intended.

●	Investments in certain Private Funds in which the Fund invests are illiquid and can be redeemed solely during periodic repurchase offers or redemptions by the Private Funds. The Fund might be unable to redeem the full amount it tenders for repurchase because the repurchase offer or redemption in the Private Fund may be over-subscribed. Moreover, there is no regular market for sales of interests of certain Private Funds. As a result, the Fund may be unable to sell its holdings of a Private Fund, or reduce its position, when the Adviser wishes, or the Fund may accept a lower sales price to effect a more timely sale.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as from offering proceeds, borrowings, and amounts from the Fund's affiliates that are subject to repayment by investors.

●	Investors may be subject to significant levels of U.S. federal, state, and local and non-U.S. taxes in connection with the Fund’s activities, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of their investment. Such taxes may result in a loss of capital.

This Prospectus sets forth important information about the Fund that you should know before investing. You should read it carefully before you invest and keep it for future reference. Additional information about the Fund is contained in a Statement of Additional Information (“SAI”) dated [•], 2026 which has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI’s table of contents is at the end of this Prospectus. The Fund’s financial statements will be contained in the Fund’s annual and semi-annual reports of the Fund as they become available.

To obtain the SAI, the Fund’s annual and semi-annual reports as they become available, the information incorporated by reference into the Prospectus or SAI, free of charge, or to make inquiries or request additional information about the Fund, please contact us by telephone at [•] or by mail at [•]. You also may obtain these materials free of charge on the Fund’s website at [•]. The Fund’s SAI, shareholder reports and other information about the Fund, including the information incorporated by reference into the Prospectus or SAI, are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Per Institutional Share	Total (3)
Price to Public(1)	At current NAV(2)	Unlimited
Sales Load	None	None
Proceeds to Fund (Before Expenses)	Amount invested at current NAV	Unlimited

(1)	Shares are offered on a continuous basis at a price equal to the Fund’s then current NAV per Share, which will fluctuate. Shares are offered on a best-efforts basis, meaning that the Fund will commence operations regardless of the number of Shares sold. The Fund will apply to the SEC for exemptive relief from the SEC that would permit the Fund to offer multiple classes of Shares and to impose class-specific asset-based distribution fees; there is no assurance, however, that the relief would be granted.

(2)	The initial offering price of Institutional Shares will be $10 per share on the date of the commencement of the offering of Shares. Thereafter, Shares will be continuously offered at a price equal to NAV per share, plus any sales load.

(3)	Total Proceeds to the Fund assume that all registered Shares will be sold in a continuous offering.

PROSPECTUS SUMMARY

The following summary highlights information contained elsewhere in this Prospectus. This summary is not complete and does not contain all of the information that you should consider before investing in the shares of the beneficial interest of the Fund (the “Shares”). You should read the entire Prospectus, including “Risk Factors” before making a decision to invest in the Fund.

About the Fund

Pragmatic Meridian Global Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act.

The Fund is not listed on any securities exchange. The Shares are not redeemable each business day. Without a secondary market, the Shares are not liquid, which means that they are not readily marketable. To provide shareholders with an opportunity to sell their Shares at net asset value (“NAV”), the Fund will make quarterly repurchase offers, which are offers by the Fund to repurchase a designated percentage of the outstanding Shares owned by the Fund’s shareholders (a “Repurchase Offer”). The Fund offers to purchase only a portion of its Shares at each Repurchase Offer, and there is no guarantee that investors will be able to sell all of their Shares that they desire to sell in any particular Repurchase Offer. As a result, an investment in the Fund may not be suitable for investors that require liquidity. See “PERIODIC OFFERS TO REPURCHASE SHARES” below.

Investment Objectives

The Fund’s investment objectives are to generate income and, as a secondary objective, long-term capital preservation. The Fund’s investment objectives are non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.

Principal Investment Strategies of the Fund

The Fund seeks to pursue its investment objectives through investments in a portfolio of private funds making diversified investments in publicly traded securities and privately held equity securities, private credit fixed income securities, privately-held technology sector securities, as well as real estate investments across the globe.

The Fund is a “fund of funds.” Although not currently anticipated the Fund retains the discretion to make direct investments, in the future, but the Fund primarily intends to pursue its investment objectives by opportunistically investing in privately held investment vehicles (all such investments, collectively with any other investments held by the Fund, the “Investments”). The Fund expects that a majority of its Investments will be in investment vehicles located outside of the United States.

Private funds and other investment vehicles in which the Fund may invest include pooled investment vehicles that would qualify as “investment companies” under the Investment Company Act but for Sections 3(c)(1) or 3(c)(7) of the Investment Company Act and would not qualify for any other exemption, but may also include other investment vehicles that are subject to another exemption or are not considered investment companies (collectively, “Private Funds”). The Private Funds may invest, directly or indirectly, in (1) publicly-traded securities in various sectors and geographies; (2) private equity securities of unlisted companies, especially those in the early or expansion stages of their development; (3) private credit fixed income securities; (4) privately-held technology sector securities and (5) real estate investments, especially in real estate development projects, yield-generating real estate assets and real estate investment trusts. It is expected that the Fund’s investments in Private Funds will be comprised of approximately 45% in Private Funds which invest in publicly-traded securities, including securities on a long-only basis and macro hedge fund securities and 50% in Private Funds which invest in privately-held securities, including private equity securities, private credit fixed income securities, privately-held technology sector securities and real estate investments. The Fund’s investment in any one Private Fund will be limited to no more than 25% of the Fund’s total assets. Private Funds may invest in assets and securities located in the United States, as well as in developed and emerging market countries located outside of the United States, at the discretion of Pragmatic Advisory LLC (“Pragmatic” or the “Adviser”). The Fund’s investment strategy is designed to minimize single asset or single market risk through diversification across strategies, geographies and vintage years. The Fund may produce investment returns that are less correlated to the broader financial markets.

Private Funds’ investments in publicly-traded securities may include a broad range of equity securities and equity-related securities which are listed or traded on recognized stock exchanges, warrants and rights, debt securities and debt-related securities, exchange-traded funds and financial indices, and derivatives and other financial instruments including, but not limited to, equity swaps and related transactions, futures and options. Private Funds’ exposure to macro hedge strategies may include taking long and short positions in publicly-traded equity securities, fixed income securities, foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts and commodities.

The Fund may also hold cash and cash equivalent investments with the intent to commit such cash to a Private Fund that primarily pursues an above-listed strategy. In addition, the Fund seeks to manage liquidity and maintain a buffer of liquid assets to meet quarterly repurchase requests by shareholders, and expects to invest approximately 5%-10% of its assets in cash, money market instruments, U.S. Treasury securities and short-term U.S Treasury ETFs. However, the Fund is significantly invested in illiquid assets.

For more information, see the “PRINCIPAL INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES” section of this Prospectus.

Selection of Private Funds

The Adviser follows certain general guidelines when reviewing and selecting Private Funds. See “Investment Objectives, Investment Strategies and Investment Features - Selection of Private Funds.” Although the Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria, and the selection of Private Funds is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser. There can be no assurance that the Adviser will be able to access Private Funds that will enable the Fund to meet its investment objectives.

Use of Proceeds

The net proceeds to the Fund will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable. The Adviser will pay the costs incurred in connection with the organization and initial offering of the Fund, amortized over a 12 month period, and the Fund will bear the costs associated with the continuous offering of the Shares, including the expenses described in the “ESTIMATED FUND EXPENSES” section of this Prospectus. The estimated expenses of the ongoing issuance and distribution for the Shares are included as Other Expenses under the “SUMMARY OF FUND EXPENSES” section of this Prospectus. The Fund’s investments in the Private Funds will be made within a period not expected to exceed three months, while any investments in other Investments, such as publicly traded securities or money market funds, will generally be made as soon as practicable following receipt of the proceeds. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund expects to invest all or a portion of its assets in money market funds or high quality, short-term debt securities, or hold cash. The Fund may be prevented from achieving its investment objectives during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies. The organization and offering costs, which will be borne by the Adviser, are estimated to be approximately $ [     ].

Offering of Fund Shares

The Fund’s Shares are offered for purchase in a continuous offering at their net asset value (“NAV”) per Share next determined after an order is accepted. The Fund currently intends to accept purchases of Shares on a daily basis. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The minimum initial investment in the Shares is $500, with a minimum subsequent investment of $100. Such minimum investment values will be subject to waiver in the Adviser’s sole discretion. If you purchase Shares through an intermediary, different minimum account requirements may apply. The Distributor (as defined below) and/or an officer of the Fund or Adviser reserves the right to waive the investment minimums under certain circumstances. The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open or close to new investments at any time at the discretion of the Adviser, subject to approval by the Board of Trustees. The Fund’s Shares will be offered through Foreside Fund Services, LLC (“Foreside” or the “Distributor”). The Distributor is not required to sell any specific number or dollar amount of the Shares, but will use its best efforts to sell the Shares. The Fund currently offers one class of Shares on a continuous basis, known as Institutional Shares. The Fund may offer additional classes of Shares in the future. The Fund will apply for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that would permit the Fund to issue multiple classes of Shares and to impose class-specific asset-based distribution fees; there is no assurance, however, that the relief would be granted.

Investment Adviser

Pragmatic Advisory LLC serves as the investment adviser to the Fund under an investment advisory agreement between the Fund and the Adviser dated [•], 2026 (the “Investment Advisory Agreement”). The Adviser’s principal office is located at One World Trade Center, 85th Floor, New York, New York 10007. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in July 2026.

Distributor

Foreside Fund Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101 (“Foreside” or the “Distributor”), is the distributor for the Shares pursuant to a Distribution Agreement entered into with the Fund.

Fund Administrator, Accountant and Transfer Agent

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex” or the “Administrator”), provides fund administration, fund accounting and compliance services to the Fund and supplies certain Fund officers, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund. Apex and Atlantic Shareholder Services, LLC are located at 190 Middle Street, Suite 101, Portland, Maine 04101.

Custodian

U.S. Bank, National Association, located at 5065 Wooster Road, Cincinnati, Ohio 45226, serves as custodian for the Fund’s cash, securities and other investments and assets in the Fund (the “Custodian”).

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees (“Board”). The Board consists of four Trustees, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board establishes policies for the operation of the Fund and appoints the Fund’s officers. The Board also oversees risk as part of its general oversight of the Fund.

Fess and Expenses

The Fund’s fees and expenses are set forth below under “ESTIMATED FEES AND EXPENSES.” In consideration of the advisory services provided by the Adviser to the fund, the Adviser is entitled to a Management Fee calculated and accrued daily at the annual rate of 1.50% of the Fund’s average daily net assets. The Fund’s fees and expenses also include the following other fees and expenses: Trustees fees and expenses, professional fees and other expenses that the Fund is expected to bear, including any initial and ongoing offering costs and fees and expenses of the Fund administrator, transfer agent and custodian.

Expense Limitation Agreement

The Adviser has contractually agreed through [•], 202[•], to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading and brokerage costs, acquired fund fees and expenses, and extraordinary or non-routine expenses such as litigation expenses) do not exceed 2.25% of average daily net assets (the “Expense Limitation Agreement”). The Expense Limitation Agreement may not be terminated prior to [•], 202[•] without Board approval. Under the Expense Limitation Agreement, the Adviser may be reimbursed by the Fund for any contractual fee waivers or assumptions of expenses if reimbursement to the Adviser (a) occurs within three years from the date of the Adviser’s waiver/assumption and (b) does not cause the Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/assumption or the time of the reimbursement.

INVESTING IN THE FUND

Purchase of Shares

The Fund currently offers one class of Shares, known as Institutional Shares. Shares may only be purchased through brokers, dealers or investment advisers that have entered into selling agreements with the Distributor, or through intermediaries that have an agreement with the Distributor related to the purchase of Shares. The Fund intends to accept purchases of Shares on a daily basis. The Fund may discontinue accepting purchases on a daily basis at any time.

Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities and closed-end funds are not subject to such a limitation.

The Fund does not list the Shares on any securities exchange, and it is not expected that any secondary market will develop for the Shares. Shareholders will not be able to tender for repurchase of their Shares on a daily basis because the fund is a closed-end fund. Shares may not currently be exchanged for shares of any other fund. In order to provide liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares. Shares should be viewed as a long-term investment.

Period Repurchase Offers

The Fund is a closed-end “interval fund” and, in order to provide a degree of liquidity to Shareholders, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the 1940 Act, to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per share. Although the policy permits repurchase of between 5% and 25% of the fund’s outstanding Shares at NAV per Share, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the fund’s outstanding Shares at NAV subject to approval of the Board of Trustees. The schedule requires the Fund to make repurchase offers every three months. The Fund expects its initial repurchase offer to be issued no later than the second calendar quarter after the date that the Fund’s Registration Statement becomes effective.

Notices of each quarterly repurchase offer are sent to Shareholders of record at least 21 days before the “Repurchase Request Deadline” (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer). This notice may be included with a Shareholder report or other fund document. For the avoidance of doubt, Shareholders may withdraw or modify their tenders at any time prior to the Repurchase Request Deadline pursuant to Rule 23c-3(b)(6) under the 1940 Act. In addition, the fund cannot require that a minimum number of Shares be tendered pursuant to Rule 23c-3(b)(1) under the 1940 Act.

If you invest in the Fund through a financial intermediary, the notice will be provided to you by your financial intermediary. The Fund determines the net asset value applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The fund expects to distribute payment to Shareholders no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s Shares are not listed on any securities exchange, and the fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the fund and Shareholders to special risks. The Repurchase Request Deadline will be strictly observed.

Dividends and Distributions

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends on a quarterly basis. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund automatically reinvests all dividends and any capital gains unless you direct the Fund to distribute dividends in cash.

Dividend Reinvestment Policy

The Fund will operate under a dividend reinvestment policy. Pursuant to that policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, will be reinvested in the Shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating Shareholders. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing.

Provision of Tax Information to Shareholders; Shareholder Reports

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist Shareholders in preparing their tax returns. The Fund will prepare and submit to Shareholders an unaudited semi-annual report and an audited annual report.

Taxation

The Fund expects to qualify, as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year that the fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of the distributions to Shareholders.

Principal Risks of Investing in the Fund

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment in the Fund may not perform as well as other similar investments or broad market indices. Therefore, you should consider carefully the following risks before investing in the Fund.

The purchase and holding of Fund Shares involve a number of significant risks, which may result from the Fund’s direct investments, or indirectly, through the Fund’s investments in Private Funds. These risks include: the lack of a secondary market for Shares, which are not listed on any securities exchange, resulting illiquidity of the Shares (subject to quarterly redemption offers); the reliance of Shareholders on the Adviser to manage the Fund’s investments and select investments in Private Funds; the risk that the Fund will fail to achieve its investment objectives; the risk that the Fund will be adversely affected by general economic and market conditions or highly volatile markets; risks arising from multi-tiered investments (including investments in Private Funds); and risks related to investments in publicly-traded securities, including long-only equity and fixed income securities and macro hedge fund securities, and privately-held securities, including private equity securities, private credit fixed income securities, private technology company securities and real estate investments arising from the Fund’s investments, including investments in Private Funds. Certain of the Private Funds may invest in derivatives, which may be riskier than other types of investments and may increase the volatility of the Fund. Some of these risks are summarized below, however, this summary does not include all of the risks of an investment in the Fund. For a discussion of additional risks of an investment in the Fund, see “RISK FACTORS” below in this Prospectus.

The risks below are organized in two groups. The first group includes risks related to the Fund’s direct investments, as well as general risks related to the structure of the Fund. The second group includes risks arising from the portfolio investments of the Private Funds, to which the Fund is also subject due to its indirect exposure to those portfolio investments. To the extent that the Fund makes direct investments in the types of securities in which the Private Funds invest, the Fund would have direct exposure to those risks. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Additional information regarding risks of the Fund is available in the Fund’s SAI.

General Fund and Investment Risks. The Fund is subject to the following risks:

Private Fund Risk. Because the Fund invests a significant portion of its assets in Private Funds in a “fund of funds” or multi-tier investment structure, the risks associated with investing in the Fund are closely related to the risks associated with the investments made by the Private Funds.

The Fund’s net asset value (“NAV”) will fluctuate in response to changes in the value of the Private Funds in which it invests. Since the Fund’s NAV is related to the value of the Private Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of a Private Fund’s NAV may adversely impact the Fund.

The Private Funds are not publicly traded and therefore may be illiquid. Furthermore, Private Funds are subject to specific risks, depending on the nature of the vehicle and also may employ leverage which will amplify losses suffered by the Fund when compared to unleveraged investments. A Private Fund may focus its investments on a particular industry, sector, or geographic region which may subject the Private Fund, and therefore the Fund, to greater risk and volatility.

Private Funds in which the Fund invests generally are not registered as investment companies under the Investment Company Act and therefore do not have the shareholder protections afforded by the Investment Company Act. Further, the majority of Private Funds provide for withdrawal limitations that restrict the Adviser’s ability to terminate investments in the Private Funds. If values of the Private Funds are falling, the Fund will not be able to sell its Private Funds and the value of the Shares will decline.

A Private Fund’s assets may be invested in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to risks attending investments in securities of non-U.S. issuers and currency fluctuations. Some of the Private Funds may entail additional and substantial risks with respect to their investments in derivatives, such as swaps, futures, options, foreign currency transactions.

Additionally, the Fund’s investment in the Private Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance-based fees. The performance-based fees charged by certain Private Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance-based fee. For additional risk information concerning the Fund’s “fund of funds” or multi-tier investment structure, please reference the section of this Prospectus entitled “SPECIAL RISKS OF FUND OF FUNDS STRUCTURE” below.

Tax Risks of an Investment in the Fund. The Fund is subject to the following federal income tax risk.

RIC Qualification Risk. To qualify and remain eligible for the special U.S. federal income tax treatment accorded to a RIC, the Fund must continue to meet the income and asset diversification tests under the Code (“RIC Qualification Tests”). Unless the Fund invests in a Private Fund through a subsidiary, the Fund will be deemed to own its proportionate share of the Private Fund’s assets and receive a proportionate share of the Private Fund’s income for purposes of the RIC Qualification Tests. Neither the Adviser nor the Private Funds’ investment managers have experience with RICs. If the Fund were ineligible to or otherwise failed to qualify as a RIC, the Fund would be subject to tax on its taxable income at U.S. corporate tax rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as dividend income.

Substantial Imposition of Tax Risk. .The Fund (and therefore its shareholders) may bear substantial foreign taxes through some Private Funds. In addition, unless the Fund has sufficient assurance that its investment in a Private Fund will permit the Fund to continue to meet the RIC Qualification Tests, the Fund’s investment in such a Private Fund will be made through a subsidiary. The Fund cannot pass-through foreign taxes to shareholders for foreign tax credit purposes for investments made through subsidiaries or if the Fund fails to qualify as a RIC, or if certain other conditions are not met. Even if the Fund does not invest in a Private Fund through a subsidiary and continues to qualify as a RIC, the Fund cannot assure that foreign taxes borne through a Private Fund will be creditable.

Reliance on Private Funds for Tax Compliance. For purposes of satisfying the RIC Qualification Tests, the Fund will be required to look through to the character of the income of, and the assets and investments held by, the Private Funds (unless an applicable Private Fund interest is held through a subsidiary). However, the Private Funds may not provide the Fund with information about the nature of their income or the contents of their portfolios at the times needed by the Fund. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets to assure it is meeting the RIC Qualification Tests.

REIT Qualification Risk. A Private Fund may hold investments through one or more subsidiaries (each, a “REIT Subsidiary”) that have elected to be taxed as real estate investment trusts for U.S. federal income tax purposes (“REITs”). The requirements for qualification as a REIT are extremely complex, and a REIT Subsidiary’s compliance with these requirements may depend upon factors outside the control of such Private Fund and the REIT Subsidiary. Thus, there can be no assurance that any REIT Subsidiary will in fact qualify for taxation as a REIT. If a REIT Subsidiary fails to qualify for taxation as a REIT in any taxable year and relief provisions do not apply, then the REIT Subsidiary will be subject to tax on its taxable income at regular corporate rates and may be subject to penalties and interest as well. Although a REIT generally is not subject to U.S. federal income tax, a REIT nevertheless may be subject to various entity-level taxes.

Changes in Tax Laws: The U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect.

Shareholders should consult their own tax advisors regarding any applicable tax consequences that may result from holding Shares.

Other Risks Related to An Investment In the Fund. The Fund may be subject to other risks, including the following:

Lack of Operating History. The Fund is a non-diversified, closed-end management investment company with no operating history. The Fund may not be able to achieve its investment objectives or successfully implement its investment strategy. The Fund’s operating expenses may be higher than estimated for its first fiscal year and in subsequent years. Furthermore, if the Fund is unable to raise a meaningful amount of assets and as a result cannot satisfy the diversification requirements of Subchapter M under the Code, the Fund might fail to qualify as a regulated investment company Subchapter M, and thus be subject to federal income tax at the Fund level.

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its Shares may be insufficient to allow the Fund to realize its investment objectives.

Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring investments, the Fund will compete with a variety of institutional investors. Also, as a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities. Some of the Fund’s competitors are larger and may have greater financial and other resources than the Fund, and may have a lower cost of capital and access to funding sources that are not available to the Fund. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the Investment Company Act imposes on it as a registered, closed-end investment company. These factors may make it more difficult for the Fund to achieve its investment objectives or successfully implement its investment strategy.

Allocation Risk. The ability of the Fund to achieve its investment objectives depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the Fund’s Investments. Further, the allocation of investments by the Private Funds among different property classes may have a significant effect on such investment vehicle’s net asset value when one of these property classes is performing more poorly than others. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objectives or delivering positive returns.

Issuer and Non-Diversification Risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund under the Investment Company Act, the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. The Fund’s Shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the Shares and the Adviser does not expect that a secondary market will develop. The Fund is considered to be illiquid, however, Fund shareholders will receive quarterly Repurchase Offers for no less than 5% of the Shares outstanding at NAV. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price which would have an adverse effect on the Fund’s performance.

Management Risk. The Fund’s NAV changes daily based on the performance of the securities in which it invests. Fund shareholders are reliant on the Adviser to successfully implement the Fund’s investment strategy. The Adviser’s judgments about a particular investment, including selecting Private Funds, may prove to be incorrect and may not produce the desired results. Accordingly, the Fund may not achieve its investment objectives. The Fund’s portfolio manager and the other principals of the Adviser have limited experience in managing a registered, closed-end investment company.

Market Risk Generally. The Fund is subject to all of the risks associated with the investment in and trading of securities and other instruments. The values of such securities and instruments may be volatile and may be influenced by, among other things, market, general economic and market conditions, issuer risk, national and international political and economic events, fluctuations in currency exchange rates and interest rates and government trade, fiscal, monetary and other policies and actions. As a result, the value of the Fund’s investments may be subject to sudden and substantial declines in value.

Stock Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s or a Private Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Not a Complete Investment Program. An investment in the Fund should not be considered a complete or balanced investment program. Each investor should take into account the Fund’s investment objectives and principal investment strategies and related risks when considering an investment in the Fund.

Correlation Risk. The Fund may produce investment returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Offer Risk. The Fund’s NAV may decline as a result of the Fund’s having to hold additional cash and/or sell portfolio securities to raise cash in order to repurchase its Shares in a Repurchase Offer. Selling portfolio securities may cause the market prices of these securities and hence the Fund’s NAV to decline. Because the price per share to be paid in the Repurchase Offer will depend upon the NAV per Share as determined on the actual pricing date, the sales proceeds received by tendering shareholders would be reduced if the decline continued until the actual pricing date.

If a Repurchase Offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, subject to certain exceptions, and shareholders will have to wait until the next repurchase offer, if any, to make another repurchase request, unless the offer to repurchase shares in the Fund is increased and extended by the Board. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. The net asset value per share of Shares tendered in a repurchase offer may decline between the date the shareholder submits their repurchase request and the date as of shares are valued for purposes of such repurchase. Moreover, any repurchase offer will dilute the ownership interest and voting power of shareholders who do not participate in such repurchase offer. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

The Fund is required to maintain liquid assets equal to at least 100% of the repurchase offer amount within a period between a repurchase request deadline and the repurchase payment deadline, as required by Rule 23c-3 under the 1940 Act. Accordingly, due to a Repurchase Offer, the Fund’s NAV per Share may decline more than it otherwise might, thereby reducing the amount of proceeds received by tendering shareholders and the NAV per Share for non-tendering shareholders. In addition, shareholders may not be able to liquidate all Shares of the Fund they have tendered during a Repurchase Offer. If a Repurchase Offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Shares tendered by each shareholder, subject to certain exceptions. Therefore, the Fund is designed primarily for long-term investors.

Borrowing and Leverage Risk. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There is no guarantee that the Fund will use leverage, or that the Fund’s leveraging strategy will be successful. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater volatility in the Fund’s NAV, market price and the level of the Fund’s distributions.

While the Fund has no current intent to borrow, the 1940 Act and the SEC’s current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s NAV.

Cyber Security Risk. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and are expected to continue to increase in frequency in the future. The information and technology systems of the Fund, its Investments and the Fund’s service providers may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, use errors or malfeasance, power, communications or other service outages and catastrophic events. Although the Adviser and the Fund’s service providers have implemented various measures to manage risks relating to these types of events, such measures may be inadequate and, if compromised, information and technology systems could become inoperable for extended periods of time, cease to function properly, or fail to adequately secure private information. Even with sophisticated prevention and detection systems, breaches may not be identified in a timely manner or at all, potentially resulting in further harm and precluding appropriate remediation. The failure of these disaster recovery systems and/or of disaster recovery plans for any reason could cause significant interruptions in the operations of the Adviser, the Fund and the Fund’s service providers and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Fund and its Investments.

Risks Posed by the Private Funds’ Portfolio Investments. The Fund’s investments in certain Private Funds may pose the additional risks set forth below. References to “the Fund” should be read to refer to the Private Funds as appropriate, unless the context requires otherwise.

Equity Securities Risks. The Fund may incur the risk of investment in equity securities and equity-related securities which are publicly traded or listed on a securities exchange and certain derivative investments. These investments include risks of the stock market generally, risks related to equity securities and risks related to common stock, preferred stock, convertible securities, indexed securities, warrants and rights, as follows:

Stock Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s or a Private Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s Investments will underperform either the securities markets generally or particular segments of the securities markets over short or perhaps extended periods.

Equity Securities Risk. The value of equity securities in which the Fund may invest including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic and market conditions. In addition, the Fund’s portfolio and the portfolio’s of Private Funds, are subject to the risks associated with growth stocks. The market value of growth stocks may be subject to substantial and rapid changes, which may make an investment in the Fund more volatile.

Common Stock Risk. Common stock of an issuer may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall economic circumstances of the company. Common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities.

Convertible and Preferred Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Preferred securities are subordinated to bonds and other debt securities in a portfolio company’s capital structure in terms of priority for corporate income and liquidation payments. The market value of fixed income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Fixed income and preferred securities also are subject to credit risk and pre-payment and redemption risk, which may adversely effect the Fund’s performance. In addition, the Fund may invest in fixed income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments. The lack of a liquid market for these securities could decrease the Fund’s share price.

The preferred equity investments in which the Fund or the Private Funds will invest, by the nature of the capital structure of such investments, will involve a high degree of financial risk. These securities will be unsecured. These investments often reflect a greater possibility that adverse changes in the financial condition of the counterparty and underlying assets or general economic conditions or both may impair the ability of the counterparty to make distributions.

Indexed Securities Risk. The Fund or a Private Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. An investment in indexed securities may be considered speculative.

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. An investment in warrants or rights may be considered speculative. The purchase of warrants or rights involves the risk that the Fund or a Private Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Fixed Income Securities Risk. The Fund may incur the risk of investment in long-only fixed-income securities and fixed-income related securities which are publicly traded including certain derivative investments.

The Fund or a Private Fund may invest in or have exposure to fixed-income securities. Fixed-income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

Fixed Income Securities Risk. Fixed-income securities generally are subject to the following investment risks.

Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high-yielding bonds before their maturity dates. In this event the Fund or a Private Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities.

Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Fixed-income securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease. This is known as extension risk and may increase the Fund’s or a Private Fund’s sensitivity to rising rates and its potential for price declines.

Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Consequently, the Fund or a Private Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Liquidity risk also refers to the possibility that the Fund or a Private Fund may not be able to sell a security or close out a position in a timely manner. If this happens, the Fund or a Private Fund may be required to hold the security or keep the position open, and it could incur losses.

Duration Risk. The Fund and Private Funds may invest in securities of any maturity or duration. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Macro Hedge Fund Strategies Risk. The Fund may invest in certain macro hedge fund strategies, including publicly traded equity and fixed-income securities, foreign currency transactions and foreign currency denominated debt securities, certain derivative instruments and commodities referenced below. There is a risk that the directional positions taken by macro hedge funds operating global macro strategies will not perform as expected resulting in investment losses.

Currency Risk. Changes in currency exchange rates may negatively affect the value of the Fund’s investments. Fluctuations in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s or a Private Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Foreign Currency Transactions Risk. The Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Foreign exchange rates can be extremely volatile and the degree of volatility of the market or in the direction of the market from that anticipated by the Adviser may result in losses to the Fund.

Foreign Currency Options Risk. The Fund’s investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts.

Foreign Currency Futures Risk. The Fund’s investments in foreign currency futures include substantial risks. Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund or a Private Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Commodities Risk. Because of the Fund’s ability to invest in and/or obtain exposure to certain commodities, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with supply and demand risk (a decrease in the production of the commodity or the volume of the commodity available for transportation), depletion and exploration risk (risk that companies cannot expand their reserves of the commodity or discover new sources of supply of the commodity), operational and geological risk (risk of extracting the commodity or misrepresentation of geotechnical data about a commodity), regulatory risk, commodity pricing risk, and precious metals pricing metals risk.

Derivative Investments Risk. The Fund may invest in certain derivatives as part of its investments in equity securities, fixed income securities and macro hedge funds. Derivatives are subject to risks of investment losses and are speculative investments.

Derivatives Risk Generally. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, indexes, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund or a Private Fund. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Equity Swaps and Related Transactions Risk. The Fund may enter into equity swaps and equity caps, floors and collars in order to hedge against either a decline in the value of the securities included in the Fund’s or a Private Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, as well as for other portfolio management reasons. Equity swaps involve the exchange by the Fund or a Private Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

The effective use of swaps and related transactions by the Fund or a Private Fund may depend, among other things, on their ability to terminate the transactions at times when the Adviser or the investment manager to a Private Fund deems it desirable to do so. To the extent the Fund (or a Private Fund) does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or the investment manager of a Private Fund is incorrect in its forecasts of market values, the investment performance of the Fund may be adversely affected. Moreover, even if the Adviser or the investment manager of a Private Fund is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged, which may result in investment losses to the Fund.

Futures Contracts Risk. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, equity or bond indexes; and (2) on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission (“CFTC”), foreign exchanges on single stocks and stock indexes or commodities. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific currency, index, security, class of securities, or commodity at a specified future time and at a specified price. A purpose for entering into futures contracts is to protect the Fund or a Private Fund from fluctuations in the value of currencies, indexes or securities or interest rates without actually buying or selling the underlying security or other reference asset; or to seek outright returns. Futures contracts are subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying currencies, indexes, stocks or commodities and there may at times not be a liquid secondary market for certain futures contracts. The Fund (or a Private Fund in which the Fund invests), where permitted, will use futures contracts and options thereon for hedging purposes, to gain exposure to a particular asset or asset class or to enhance returns.

Options Risk. The Fund may invest in options for investment, hedging and risk management purposes. In order to hedge against adverse market shifts or to increase income or gain, the Fund or a Private Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. There can be no guarantee that the use of options will increase the Fund’s or a Private Fund’s return or income, or that the Fund or a Private Fund will not experience investment losses as a result of its investment in options. Investments in options are considered to be speculative.

Pooled Investment Vehicles Risk. To the extent the Fund or a Private Fund invests in other pooled investment vehicles (including investment companies, exchange-traded funds, money market funds and private funds), the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund or a Private Fund invests therein. Further, shareholders will incur a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including applicable organizational and operating costs and investment management fees) in addition to the expenses of the Fund. For additional risk information concerning the Fund’s publicly traded securities, including the long-only securities strategy, the macro hedge fund strategy and certain related derivatives investments, please reference the section of this Prospectus entitled “RISK FACTORS – RISKS RELATED TO THE FUND’S INVESTMENTS ” below.

Private Equity Investments Risk. The Fund may invest in private equity investments. Private equity investments are typically made in private companies through privately negotiated transactions and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity securities are generally not listed on a securities exchange. Private equity securities in which the Private Funds invest may include non-U.S. issuers.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Within the private equity investments, there are a number of significant risks, any one of which could cause the Fund or a Private Fund to lose all or part of the value of its investment. No assurance can be given that the Fund or a Private Fund will be successful in obtaining suitable private equity investments, or that such investments will further the Fund in achieving its investment objectives.

Venture Capital and Growth Equity Strategies Risk. The Fund may invest in venture capital and growth equity investments that involve a high degree of business and financial risk that can result in substantial losses. Their portfolio companies may have shorter operating histories and may have negative cash flow. These investments may be in early stages of formation (start-up) and development, or in early expansion stage of development. Additionally, such portfolio companies may face strong competition or need substantial additional capital. There can be no assurance that additional funds will be available from any source to continue or expand their business and operations.

Special Situation, Recapitalization and Distressed Debt Strategies. The Fund may invest in securities of financially troubled companies or companies involved in work-outs, liquidations, reorganizations, recapitalizations, bankruptcies and similar transactions and securities of highly leveraged companies. While these investments may offer the potential for higher returns, they also bring with them correspondingly greater risks when compared to other investments in financially stable operating companies. Such investments may be illiquid and could, in certain circumstances, subject the Fund or the Private Funds to certain additional potential liabilities.

Buyout Strategies. The Fund may invest in securities of companies that pursue a buyout strategy and that often invest in leveraged buyouts. Leveraged buyouts by their nature require companies to undertake a high ratio of leverage to available income. Leveraged investments are inherently more sensitive to declines in revenues and cash flows and to increases in interest rates and expenses than non-leveraged transactions. Limitations on the availability of certain types of capital in the credit markets may also have a similarly adverse effect on the ability of the Fund or Private Funds to invest in leveraged buyouts. The exercise of control over a company, which often results from a leveraged buyout, imposes additional risks. The Private Fund and the Fund may experience losses, which may be complete, on its investment in companies that pursue buyout strategies.

For additional risk information concerning the Fund’s private equity investments, please reference the section of this Prospectus entitled “PRIVATE EQUITY INVESTMENTS RISK” below.

Private Credit Investments Risk. The Fund may invest in private credit investments. The Fund’s or a Private Fund’s private credit exposure is expected to include directly originated and privately negotiated financing solutions across a range of strategies and industries. Private credit investments may be comprised of a broad array of strategies and instruments, including alternative credit, liquid credit (including collateralized loan obligations), senior and junior debt, asset backed financings, structured credit, opportunistic credit, special situations, and hybrid capital solutions. Typically, private credit investments are in restricted securities that are not listed or traded in public markets and are subject to substantial holding periods, so that the Fund or a Private Fund may not be able to resell some of its holdings for extended periods. Investments in private securities are illiquid. Additionally, private credit investments can range in credit quality. For additional risk information concerning the Fund’s or a Private Fund’s investments in private credit investments, please reference the section of this Prospectus entitled “PRIVATE CREDIT INVESTMENTS RISK” below.

Risks Related to Technology Sector Investments. The Fund may invest in various technology companies, including the following sectors which are expected to be the principal focus of Private Fund’s technology sector investments

Technology Sector Securities Risks. The Fund will invest in securities issued by private technology companies and other investments that provide economic exposure to technology companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services.

Further, certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. Technology companies in which the Fund or a Private Fund invest are not expected to be publicly traded or listed on any securities exchange. Accordingly, there may not be public information as to their share price, results of operations, earnings, debts or liabilities and risks, while companies that are publicly traded and listed on an exchange have more information available to investors to assess the company, its performance and risks. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.

FinTech Company Risk. Investing in FinTech means investing in companies that research, develop, produce and distribute technologies that are used for advancing the Finance sector. FinTech companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech companies typically face intense competition and potentially rapid product obsolescence. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. FinTech companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech companies, especially smaller and/or newer companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech companies.

Data Infrastructure Investment Risk. Investing in data infrastructure means investing in companies that provide the infrastructure needed to process, store, transport, and distribute data that are essential to the delivery of critical services and required for the functioning of many sectors of the economy including financial systems, public utilities, industrial supply chains, media channels, and telecommunications. The Fund’s investments will be subject to the risks incidental to the ownership and operation of data infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices. Data infrastructure assets may be subject to numerous statutes, rules and regulations related to the governance of new technologies and the intersection of environmental protection and resource extraction.

Health Care Companies Risk. Investments in health care companies are subject to a number of risks that may adversely affect their value, including the adverse impact of government regulations and legislative actions. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Obtaining government approvals may be a lengthy, expensive process with an uncertain outcome. In addition, health care companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense competitive pressures. The success of biotechnology and pharmaceutical companies is highly dependent on the development, procurement or marketing of drugs. The values of such companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information.

For additional risk information concerning the Fund’s or a Private Fund’s investments in Technology sector securities, please reference the section of this Prospectus entitled “TECHNOLOGY SECTOR INVESTMENTS RISK” below.

Risks Related to Real Estate Investments. The Fund or a Private Fund’s investments in real estate include the following investment risks.

Risks Related to Commercial Real Estate and Real Estate-Related Assets. Commercial real estate and real estate-related assets will be subject to the risks typically associated with real estate. The value of real estate may be adversely affected by a number of risks, including natural disasters; acts of war or terrorism; adverse changes in national and local economic and real estate conditions; an oversupply of (or a reduction in demand for) space in the areas where particular properties are located; changes in governmental laws and regulations, fiscal policies and zoning ordinances; costs of remediation and liabilities associated with environmental conditions affecting properties; and the potential for uninsured or underinsured property losses.

The value of a property is affected significantly by its ability to generate cash flow and net income, which in turn depends on the amount of rental or other income that can be generated net of expenses required to be incurred with respect to the property. Many expenditures associated with properties (such as operating expenses and capital expenditures) cannot be reduced when there is a reduction in income from the properties.

Real Estate-Related Equity. The Fund may invest from time to time in non-controlling preferred equity positions, common equity and other real estate-related interests. Preferred equity investments generally rank junior to all existing and future indebtedness, but rank senior to the owners’ common equity. These interests are not secured by the underlying real estate, but upon the occurrence of a default. In addition, equity investments may be illiquid or have limited liquidity. Investments in real estate-related equity securities will involve risks relating to the particular issuer of the equity securities. Issuers of real estate-related equity securities are subject to their own operating and other expenses and may be subject to a management fee and/or performance-based compensation. Issuers of real estate-related common equity securities generally invest in real estate or real estate-related assets and are subject to the inherent risks associated with real estate.

Investments in Non-U.S. Real Estate and Securities. Non-U.S. real estate and securities give rise to risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include: political or social instability, the seizure by foreign governments of company assets, acts of war or terrorism, withholding taxes on dividends and interest, high or confiscatory tax levels, and limitations on the use or transfer of portfolio assets. Foreign real estate and securities are often valued in currencies other than the U.S. dollar. Changes in currency exchange rates will affect the Fund’s or a Private Fund’s valuation. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund’s or a Private Fund’s investments to decline. Non-U.S. real estate and securities markets may be less liquid, more volatile and less closely supervised by the government than in the United States. Foreign countries often lack uniform accounting, auditing and financial reporting standards, and there may be less public information about their operations.

For a description of other risks related to the Fund’s or a Private Fund’s investments in real estate Investments, please reference the section below in this Prospectus entitled “GENERAL RISKS RELATED TO REAL ESTATE INVESTMENTS”.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE. The Fund has certain additional risks related to its “fund of funds” investment structure, including the following:

No Registration of Private Funds. Private Funds will generally not be registered as investment companies under the Investment Company Act. Accordingly, the shareholder protections afforded by the Investment Company Act are not applicable to an investment in the Private Funds. In addition, such Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the Private Funds holdings. Although the Fund expects to receive information from each Private Fund manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. A Private Fund manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund.

Limits on Investments in Securities of Other Investment Companies. The Fund will comply with limitations in the Investment Company Act concerning investments in other investment companies, including investment in Private Funds. Generally, the Investment Company Act limits the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. The SEC adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 under the Investment Company Act permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Private Funds may be limited or unavailable, an investor who meets the conditions imposed by a Private Funds may be able to invest directly with the Private Fund. By investing in Private Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations, if any. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Private Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Private Funds directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Certain Private Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Private Funds and the Fund generally. Accordingly, a Private Fund manager with positive performance may receive performance-based compensation from the Private Fund, and thus indirectly from the Fund and its shareholders, even if the Fund’s overall performance is negative. The performance-based compensation received by a Private Fund manager also may create an incentive for that manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Private Fund manager without independent oversight.

Privately-Owned Issuers. Privately owned issuers in which the Private Funds invest typically have little publicly available information about these businesses. Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the companies in which the Private Funds invest. Private companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private companies may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Private Fund Managers Invest Independently. Private Fund managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Private Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Private Funds selected by the Adviser may be competing with each other for the same positions in one or more markets.

Liquidity Constraints of Private Funds. Since the Fund may make additional investments in or affect withdrawals from a Private Funds only at certain times pursuant to limitations set forth in the governing documents of the Private Fund. The redemption or withdrawal provisions regarding the Private Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in a Private Fund promptly after it has made a decision to do so. Some Private Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase shares from shareholders. Private Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Private Funds, it may receive securities that are illiquid or difficult to value. See “Calculation of Net Asset Value.”

Valuation of Private Funds. As permitted by Rule 2a-5 under the Investment Company Act, the Fund’s Board of Trustees has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform fair value determinations relating to all of the Fund’s portfolio investments, including the Fund’s investments in the Private Funds. As the Valuation Designee, the Adviser has adopted and implemented procedures to be followed when making fair value determinations, which have been approved by the Fund’s Board of Trustees. The Adviser carries out its designated responsibilities as Valuation Designee through the valuation procedures, which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. For information about the value of the Fund’s investment in a Private Fund, the Adviser will be dependent on information provided by the Private Fund, including quarterly unaudited financial statements which if inaccurate could adversely affect the Adviser’s ability to value the Shares accurately. Although the Adviser reviews the valuation procedures used by all Private Fund managers, neither the Adviser nor the administrator can confirm the accuracy of valuations provided by Private Funds or their administrators.

A Private Fund manager may face a conflict of interest in valuing such securities since their values will affect the manager’s compensation. Moreover, the fair valuation of the Fund’s investment in a Private Funds may vary from the value of the investment that may be obtained if such investment were sold to a third party.

High Portfolio Turnover. The Fund’s activities involve investment in the Private Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Private Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. In addition, the withdrawal of the Fund from a Private Funds could involve expenses to the Fund under the terms of the Fund’s investment.

Indemnification of Private Funds. The Private Fund managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Private Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their underlying managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Private Funds.

Investments in Non-Voting Securities. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Private Fund. This limitation on owning voting securities is intended to ensure that a Private Funds is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Private Funds, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Private Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Private Funds. Other accounts managed by the Adviser may also waive its voting rights in a particular Private Fund (for example, to facilitate investment in small Private Funds determined to be attractive by the Adviser).

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Private Fund in accordance with applicable regulatory requirements. The prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of a Private Funds. In these circumstances, transactions between the Fund and a Private Funds may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Lack of Control Over Private Fund Managers. The Fund will invest in Private Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objectives and strategy. The Adviser will not have any control over the Private Fund managers, thus there can be no assurances that such a manager will manage its Private Funds in a manner consistent with the Fund’s investment objectives. The Adviser may reallocate the Fund’s investments among the Private Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Private Funds. The Adviser will be dependent on information provided by the Private Fund, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives and/or the Fund’s ability to calculate its net asset value accurately. By investing in the Fund, a shareholder will not be deemed to be an investor in any Private Fund and will not have the ability to exercise any rights attributable to an investor in any such Private Fund related to their investment.

Use of Leverage by Private Funds. In addition to any borrowing utilized by the Fund, the Private Funds in which the Fund invests may utilize financial leverage. The Private Funds may be able to borrow, subject to the limitations of their charters and operative documents. The Private Funds are not subject to the limitations imposed by the Investment Company Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. To that end, the Fund intends to limit its direct borrowing to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. While leverage presents opportunities for increasing the Fund’s total return, it has the effect of potentially increasing the Fund’s market exposure, magnifying investment risks, and may cause losses to be realized more quickly. Leverage may also cause the Fund’s NAV to be more volatile than if it had not been leveraged.

Possible Competition Between Private Funds and Between the Fund and the Private Funds. The Private Funds trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Private Fund could increase the level of competition for the same trades that other Private Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Investor Suitability

An investment in the Fund involves substantial risks and may not be suitable for all investors. An investment in the Fund is suitable only for sophisticated, long-term investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisers should consider the suitability of an investment in the Fund with respect to the investor’s investment objectives and personal situation and consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs.

Tax Information

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC. In order for the Fund to qualify as a RIC, it must meet the RIC Qualification Tests. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long- term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. Investments in Private Funds and the difficulty in receiving timely income information from Private Funds may make it difficult to meet these distribution requirements.

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.

Temporary Defensive Positions

The Fund is permitted to invest all or a portion of its assets in certain short-term investments, including money market funds or high quality, short-term debt securities, or hold cash during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity. The Fund may not achieve its investment objectives to the extent that it engages in such a temporary defensive strategy.

Portfolio Turnover

Generally, the Fund will not invest for short-term trading purposes. The Fund’s annual portfolio turnover rate shows changes in the Fund’s portfolio investments. Buying and selling securities generally involves expenses to the Fund, such as broker commissions and other transaction costs. A high turnover rate (100% or more) in any year will result in higher transaction costs to the Fund and could generate taxes for shareholders on realized investment gains. Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates, rather than long-term capital gains that are taxed at a more favorable rate. The trading costs and tax consequences associated with the Fund’s portfolio turnover may affect its overall investment performance. The Fund cannot accurately predict future annual portfolio turnover rates. The Fund’s portfolio turnover rate may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such adjustments.

SUMMARY OF FUND EXPENSES

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as fees or commissions to financial intermediaries, which are not reflected in the table and example below:

Shareholder Transaction Expenses	None
Annual Fund Operating Expenses (1) (as a percentage of projected net assets attributable to common shares)
Management Fees (2)	1.50%
Other Expenses (3)	[•]	%
Acquired Fund Fees and Expenses (4)	[•]	%
Total Annual Fund Operating Expenses	[•]	%
Fee Waiver and Expense Reimbursement (5)	[•]	%
Total Annual Fund Operating Expenses (after fee waiver and reimbursement) (5)	[•]	%

(1)	All Other Expenses and Acquired Fund Fees and Expenses shown in this table are based on estimated amounts for the Fund’s initial fiscal year. The Fund’s actual expenses may vary from the estimated amounts shown. The Fund’s expenses may increase or decrease over time based on the Fund’s assets, and actual Fund expenses may vary from these estimated expenses.
(2)	The Management Fee is calculated and accrued daily at the annual rate of 1.50% of the Fund’s average daily net assets. “Net assets” means the total assets of the Fund minus the Fund’s liabilities. As of the date of this Prospectus, the Fund does not intend to borrow for investment purposes.
(3)	Other Expenses are based on estimated expenses for the current fiscal year, and include, among other things, Trustees fees and expenses, professional fees and other expenses that the Fund is expected to bear, including ongoing offering costs and fees and expenses of the Fund administrator, transfer agent and custodian.
(4)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Private Funds. The “Acquired Fund Fees and Expenses” disclosed above were calculated in good faith by the Adviser based on estimates for the current fiscal year, which may (and which should be expected to) change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” In addition, the Private Funds held by the Fund will also change, further impacting the calculation of the “Acquired Fund Fees and Expenses.” Generally, fees payable to managers of the Private Funds are expected to range from 1% to 3% (annualized) of the average NAV of the Fund’s investment. In addition, certain Private Fund managers charge an incentive allocation or fee generally ranging from 15% to 35% of a Private Fund’s net profits, although it is possible on occasion that such ranges may be higher for certain Private Fund managers. Acquired Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.
(5)	The Adviser has contractually agreed through [•], 202[•], to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading and brokerage costs, acquired fund fees and expenses, and extraordinary or non-routine expenses such as litigation expenses) do not exceed 2.25% of average daily net assets (the “Expense Limitation Agreement”). The Expense Limitation Agreement may not be terminated prior to [•], 202[•] without Board approval. Under the Expense Limitation Agreement, the Adviser may be reimbursed by the Fund for any contractual fee waivers or assumptions of expenses if reimbursement to the Adviser (a) occurs within three years from the date of the Adviser’s waiver/assumption and (b) does not cause the Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/assumption or the time of the reimbursement.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $1,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[•]	$[•]	$[•]	$[•]

The Example above is based on the fees and expenses incurred by the Fund, and should not be considered a representation of future expenses.  Actual expenses may be greater or lesser than those shown.

Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.  A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Fund.

ESTIMATED FUND EXPENSES

The Adviser is obligated to pay costs and expenses of its members, officers and employees and any overhead incurred in connection with its duties under the Investment Advisory Agreement, including compensation of and office space for its members, officers and employees connected with investment research, and trading and investment management of the Fund, as well as the costs of any salaries or trustees fees of any officers of trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays all costs, fees and expenses incurred in the operation of the Fund and its transactions, including those relating to: (1) continuous offering of Fund Shares; (2) calculation of the Fund’s net asset value (including the cost and expenses of any independent valuation firm or pricing vendor, agent or other provider); (3) fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments; (4) commitment fees, interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments or used for cash management purposes; (5) sales and repurchases of the Trust’s common shares and other securities (including, all fees, costs and expenses related thereto); (6) fees and expenses payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (7) administrator, transfer agent and custodian fees and expenses; (8) federal and state registration fees; (9) federal, state and local taxes; (10) independent trustees’ fees and expenses; (11) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (12) costs of any reports, registration statements (including supplements thereto), proxy statements or other notices to shareholders, including printing costs; (13) shareholder servicing fees, if any; (14) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (15) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, website costs, secretarial and other staff, independent auditors and outside legal costs; (16) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs); (17) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; provided, however, that the Trust will not bear such expenses with respect to any meeting of the Trust’s shareholders held for the purpose of seeking shareholder approval of a new investment advisory agreement in connection with a change of control of the Adviser; (18) compensation fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (19) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (20) all other expenses incurred by the Trust in connection with administering the Trust’s business.

The Fund may, if approved by the Board, including a majority of the independent trustees, from time to time reimburse the Adviser for certain costs and expenses incurred by the Adviser in connection with management of the Fund’s assets, which may include the Fund’s allocable share of portfolio management and trading software costs, research expenses (including modeling and analytic software costs), diligence expenses and out-of-pocket travel costs incurred in connection with the management of the Fund’s assets. However, in no event shall expenses associated with the general overhead of the Adviser be reimbursed by the Fund.

On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $[•], which includes offering costs and does not take into account the effect of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objectives and policies and the fact that the Fund’s offering is continuous and Shares are sold on a best-efforts basis that actual annual operating expenses will not be substantially more or less than this estimate.

As a new fund, the Fund’s initial operating expenses, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization and initial offering of the Fund will be borne by the Adviser and amortized over a 12 month period using the straight line method. Thereafter, the Fund will bear the costs associated with its continuous offering of the Shares.

FINANCIAL HIGHLIGHTS

This section normally details the financial performance of the Fund. The Fund and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Once the Fund’ Shares are offered and the Fund has a financial performance history, the Fund’s financial highlights will be included in the Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are available.

THE FUND

The Pragmatic Meridian Global Fund (the “Fund”) is a non-diversified, closed-end management investment company, and is the sole series of a Delaware statutory trust of the same name, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Trust”). The Fund is expected to commence operations in [  ], 2026. The Fund continuously offers its shares of beneficial interest (the “Shares”) and is operated as an “interval fund” (as defined below). The Fund currently offers one class of shares: Institutional Shares. The Fund will apply for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that would permit the Fund to issue multiple classes of Shares and to impose class-specific asset-based distribution fees; there is no assurance, however, that the relief would be granted. The Trust was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”) on October 8, 2026, and is governed by the applicable laws of the State of Delaware. The Fund’s principal office is located at 190 Middle Street, Suite 101, Portland, Maine 04101, and its telephone number is (833) 307-4292.

Pragmatic Advisory LLC, (the “Adviser”), located at One World Trade Center, 85th Floor, New York, New York 10007, serves as the investment adviser to the Fund under an investment advisory agreement between the Fund and the Adviser dated [•], 2026, and approved by the Fund’s Board of Trustees (“Board” or “Trustees”) (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company formed in July 2026 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Fund’s business and affairs are overseen by the Board. The Fund is non-diversified under the Investment Company Act.

USE OF PROCEEDS FROM SALES OF SHARES

The net proceeds to the Fund will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable. The net proceeds of the continuous offering of the Shares will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable after receipt. No arrangements have been made to place such proceeds in escrow, trust or a similar account. Costs incurred in connection with the organization and initial offering of the Fund will be borne by the Adviser. Thereafter, the Fund will bear the costs associated with its continuous offering of the Shares. The Fund’s investments in the Private Funds will be made within a period not expected to exceed three months, while any investments in other Investments, such as publicly traded securities or money market funds will generally be made as soon as practicable following receipt of the proceeds. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund expects to invest all or a portion of its assets in money market funds or high quality, short-term debt securities, or hold cash. The Fund may be prevented from achieving its investment objectives during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

PRINCIPAL INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives and Policies

The Fund’s investment objectives are to generate income and, as a secondary objective, long-term capital preservation. The Fund is a “fund of funds”. The Fund’s investment objectives are non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.

Principal Investment Strategies

The Fund seeks to pursue its investment objectives through investments in a portfolio of private funds making diversified investments in publicly traded securities and privately held equity securities, private credit fixed income securities, privately-held technology sector securities, as well as real estate investments across the globe.

The Fund is a “fund of funds.” Although not currently anticipated, the Fund retains the discretion to make direct investments in the future, the Fund primarily intends to pursue its investment objectives by opportunistically investing primarily in public and privately held investment vehicles (all such investments, collectively with any other investments held by the Fund, the “Investments”). Private funds and other investment vehicles in which the Fund may invest include pooled investment vehicles that would qualify as “investment companies” under the Investment Company Act but for Sections 3(c)(1) or 3(c)(7) of the Investment Company Act and would not qualify for any other exemption, but may also include other investment vehicles that are subject to another exemption or are not considered investment companies(“collectively, “Private Funds”). The Private Funds may invest, directly or indirectly, in (1) publicly-traded securities in various sectors and geographies; (2) private equity securities of unlisted companies, especially those in the early or expansion stages of their development; (3) private credit fixed income securities; (4) privately-held technology sector securities; and (5) real estate investments, especially in real estate development projects, yield-generating real estate assets and real estate investment trusts. It is expected that the Fund’s investments in Private Funds will be comprised of approximately 45% in Private Funds which invest in publicly-traded securities, including securities on a long-only basis and macro hedge fund securities and 50% in Private Funds which invest in privately-held securities, including private equity securities, private credit fixed-income securities, privately-held technology sector securities and real estate investments. The Fund’s investment in any one Private Fund will be limited to no more than 25% of the Fund’s total assets. The Fund’s investment strategy is designed to minimize single asset or single market risk through diversification across strategies, geographies and vintage years. The Fund may produce investment returns that are less correlated to the broader financial markets.

The Fund expects that a majority of its Investments will be in investment vehicles located offshore. While such investment vehicles will generally be continuously offered, Pragmatic Advisory LLC (“Pragmatic” or the “Adviser”), expects some of them may place significant restrictions on withdrawals and that, therefore, that the Fund will hold its Investments for a significant period of time (potentially, for five to seven years). The Adviser may also elect to divest from Investments based on exit return and geographic considerations, among others, at any time. The Adviser defines exit return as the financial profit, if any, realized when the Fund sells its stake in an Investment.

Private Funds may invest in securities and assets located in the United States, as well as in developed and emerging market countries located outside of the United States, at the discretion of the Adviser. The Fund’s initial Private Fund investments are expected to be principally in Spain and Italy, although the Fund may invest in Private Funds which invest in other countries from time to time, including European Union countries, Iceland, Norway and Switzerland as well as Australia, Canada, Japan and the United States.

Private Funds’ investments in publicly-traded securities may include a broad range of equity securities and equity-related securities which are listed or traded on recognized stock exchanges, warrants and rights, debt securities and debt-related securities, exchange-traded funds and financial indices, and derivatives and other financial instruments including, but not limited to, equity swaps and related transactions, futures and options. Private Funds’ exposure to macro hedge strategies may include taking long and short positions in publicly-traded equity securities, fixed income securities, foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts and commodities. The macro hedge strategy that the Private Funds may employ tries to exploit perceived divergences between and within these various asset classes. The investment decisions made in accordance with this strategy are based on top-down analysis of the global economy, including business conditions, economic policy, price development, and market sentiment. The Private Funds employing this strategy may also base investment decisions on relative valuations of financial instruments within or between asset classes.

Private Funds also may invest in privately-held securities, including private equity securities, private credit fixed income securities, privately-held technology sector securities and real estate investments. Private equity investments are typically made in private companies through privately negotiated transactions and may include investments in venture capital and growth equity companies, companies involved in work-outs, liquidations, reorganizations, recapitalizations, bankruptcies and similar transactions and securities of highly leveraged companies. Private credit fixed income investments are comprised of a broad array of strategies and instruments, including alternative credit, liquid credit (including collateralized loan obligations), senior and junior debt, asset backed financings, structured credit, opportunistic credit, special situations, and hybrid capital solutions. The technology sector securities in which the Private Funds invest include privately-held technology-related companies in a wide array of businesses and industries, including: advertising technology (AdTech); biotechnology (BioTech); health care technology; pharmaceuticals; artificial intelligence; financial services technology (FinTech); real estate technology (PropTech); internet services; privacy & security; energy and sustainability technology; energy equipment and services; telecommunications semiconductors and semiconductor equipment; chemicals; synthetic materials; and aerospace and defense. Additionally, Private Funds may invest in commercial real estate and real estate-related assets.

Due to the Fund’s anticipated initial investments, it may have substantial exposure to Spain and Italy, and to companies in the information technology and real estate sectors. However, as the composition of the Private Funds in which the Fund invests, and the investments of the Private Funds, changes over time, the Fund’s exposure to Spain and Italy, and to companies in the information technology and real estate sectors, may decline, and the Fund’s exposure to other geographic areas or sectors may increase.

The Fund may also hold cash and cash equivalent investments with the intent to commit such cash to a Private Fund that primarily pursues an above-listed strategy. In addition, the Fund seeks to manage liquidity and maintain a buffer of liquid assets to meet quarterly repurchase requests by shareholders, and expects to invest approximately 5%-10% of its assets in cash, money market instruments, U.S. Treasury securities and short-term U.S. Treasury ETFs, to meet quarterly repurchase requests by shareholders. However, the Fund is significantly invested in illiquid assets.

The Fund expects to invest in multiple Private Funds at any given time, but the Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one Private Fund or other issuer.

Selection of Private Funds

The Adviser follows certain general guidelines when reviewing and selecting Private Funds. The Adviser takes into consideration the following criteria, as applicable, when selecting Private Funds: assets under management of the Private Fund’s manager; length of time in the business of the Private Fund’s manager; stability and depth of corporate management of the Private Fund’s manager; stability and depth of investment management team; investment strategies, target returns and leverage limitations; investment process and research capacity; existing portfolio composition and valuation; structure of any Private Funds and tax considerations; historical performance and reputation; fees and expenses; conflicts policies; reporting and valuation policies/process; and investor rights and controls.

Although the Adviser will attempt to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and the selection of Private Funds is a fundamentally subjective process. The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser. In addition, some Private Funds may be newly organized and have no, or only limited, operating histories. There can be no assurance that the Adviser will be able to access Private Funds that can enable the Fund to meet its investment objectives.

Other than regulatory limitations applicable to a RIC, the Adviser is not bound by any fixed criteria in allocating assets to Private Funds. Private Funds have some flexibility to make investments in accordance with the market environment and employ leverage, to the extent permitted within the operative documents for their investment vehicle. While the approved Private Funds have been reviewed and approved by the Adviser, there is no guarantee that any one Private Fund will receive an allocation of the Fund’s assets for investment. When a Private Fund is selected, the allocation of assets may vary substantially for each. Additionally, there can be no assurance that a Private Fund will have the capacity to accept additional assets for management and there may be a delay in the acceptance of such an investment that may change the Fund’s ability to utilize such approved Private Fund.

The current investment guidelines developed by the Adviser include a review of the Private Funds and the Private Fund managers. In conducting this review, the Adviser will rely on its analysis and due diligence process for the selection of the appropriate Private Funds. The Adviser may engage research and consulting services to assist in the aggregation and review of due diligence materials for each of the Private Funds that it considers. In addition, the Adviser seeks to conduct a multi-step process to review and evaluate each potential Private Fund that includes: meetings, questionnaires, interviews, and reference calls. The goal of the due diligence process is to evaluate: (i) the background of the manager’s firm and its respective team; (ii) the infrastructure of the manager’s research, evaluation and investment procedures; (iii) the manager’s strategies and method of execution; (iv) the manager’s risk control and portfolio management processes; and (v) the differentiating factors that the Adviser believe give a Private Fund an advantage over other potential Private Funds and managers.

Once a Private Fund is selected, the Adviser continues to review the investment process and performance of the Private Fund. The Adviser will engage in the necessary due diligence to ensure that the Fund’s assets are invested in Private Funds that provide reports that will enable the Adviser to monitor the Fund’s investments as to their overall performance, sources of income, asset valuations and liabilities. The Adviser, subject to the repurchase policies of the Private Funds, may reallocate the Fund’s assets among the Private Funds, redeem its investment in Private Funds, and/or select additional Private Funds.

Temporary Defensive Investments

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager are subjective.

Portfolio Turnover

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor if the Adviser determines that portfolio changes are appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “DIVIDENDS, DISTRIBUTIONS AND TAXES.”

RISK FACTORS

An investment in the Shares is subject to a number of significant risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Shares to increase or decrease. You could lose money by investing in the Fund, including all or a substantial part of your investment. By itself, the Fund does not constitute a balanced or complete investment program. Before investing in the Fund you should consider carefully the following risks. The risks set forth below are not the only risks the Fund will face. Additional risks and uncertainties not presently known to the Fund or not presently deemed material by the Fund may also impair the Fund’s operations and performance. The risks below describe events that could materially and adversely affect the Fund’s business, financial condition, results of operations and cash flows. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

The risks below are organized in two groups. The first group includes risks related to the Fund’s direct investments, as well as general risks related to the structure of the Fund. The second group includes risks arising from the portfolio investments of the Private Funds, to which the Fund is also subject due to its indirect exposure to those portfolio investments. To the extent that the Fund makes direct investments in the types of securities in which the Private Funds invest, the Fund would have direct exposure to those risks. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Additional information regarding risks of the Fund is available in the Fund’s SAI.

General Fund and Investment Risks

Private Fund Risk. Because the Fund invests a significant portion of its assets in Private Funds in a “fund of funds” or multi-tier investment structure, the risks associated with investing in the Fund are closely related to the risks associated with the investments made by the Private Funds. The ability of the Fund to achieve its investment objectives will depend upon the ability of the Private Funds to achieve their respective investment objectives. There can be no assurance that the investment objectives of any Private Fund will be achieved.

The Fund’s net asset value (“NAV”) will fluctuate in response to changes in the value of the Private Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Private Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Private Fund, which will vary. Since the Fund’s NAV is related to the value of the Private Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of a Private Fund’s NAV may adversely impact the Fund.

The Private Funds are not publicly traded and therefore may be illiquid. Furthermore, Private Funds are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments. A Private Fund may focus on a particular industry, sector or geographic region, which may subject the Private Fund, and therefore the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries, sectors or geographic regions.

Private Funds in which the Fund invests generally are not registered as investment companies under the Investment Company Act. For these Private Funds, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts, impose leverage restrictions and regulate the relationship between the investment company and its asset management, including with respect to affiliated transactions, are not applicable. Further, these Private Funds need not have independent boards and shareholder approval of advisory contracts may not be required, as is the case for registered investment companies. The majority of Private Funds provide for withdrawal limitations that restrict the Adviser’s ability to terminate investments in the Private Funds. If values of the Private Funds are falling, the Fund will not be able to sell its Private Funds and the value of the Shares will decline.

A Private Fund’s assets may be invested in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Private Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to risks attending investments in securities of non-U.S. issuers and currency fluctuations.

Additionally, the Fund’s investment in the Private Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance-based fees. The performance-based fees the Fund pays to invest in a Private Fund may be higher than if the manager of the Private Fund managed the Fund’s assets directly. The performance-based fees charged by certain Private Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance-based fee.

Tax Risks of an Investment in the Fund. The Fund is subject to the following federal income tax risks.

RIC Qualification Risk. To qualify and remain eligible for the special U.S. federal income tax treatment accorded to a RIC, the Fund must continue to meet the RIC Qualification Tests under the Code. Unless the Fund invests in a Private Fund through a subsidiary, the Fund will be deemed to own its proportionate share of the Private Fund’s assets and receive a proportionate share of the Private Fund’s income for purposes of the RIC Qualification Tests. Neither the Adviser nor the Private Funds’ investment managers have experience with RICs. Furthermore, because of the expectation that the Private Funds intend in part to invest in foreign real estate and potentially other non-qualifying RIC assets, the Fund will need to take special measures to meet the RIC Qualification Tests and the Fund may fail to qualify—or continue to qualify— as a RIC. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC, the Fund would be subject to tax on its taxable income at U.S. corporate tax rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as dividend income.

Substantial Imposition of Tax Risk. The Fund (and therefore its shareholders) may bear substantial foreign taxes through some Private Fund. In addition, unless the Fund has sufficient assurance that its investment in a Private Fund will permit the Fund to continue to meet the RIC Qualification Tests, the Fund’s investment in such Private Fund will be made through a subsidiary. The Fund cannot pass-through foreign taxes to shareholders for foreign tax credit purposes for investments made through subsidiaries or if the Fund fails to qualify as a RIC, or if certain other conditions are not met. Even if the Fund does not invest in a Private Fund through a subsidiary and continues to qualify as a RIC, the Fund cannot assure that foreign taxes borne through a Private Fund will be creditable.

Reliance on Private Funds for Tax Compliance. For purposes of satisfying the RIC Qualification Tests, the Fund will be required to look through to the character of the income of, and the assets and investments held by, the Private Funds (unless an applicable Private Fund interest is held through a subsidiary). However, the Private Funds may not provide the Fund with information about the nature of their income or the contents of their portfolios at the times needed by the Fund. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets to assure it is meeting the RIC Qualification Tests, Furthermore, although the Fund expects to receive information from each Private Fund investment manager regarding its investment performance on a regular basis, in most cases there will be little or no means of independently verifying this information. In addition, because the Private Funds are expected to be open- ended, the Fund’s share of income and indirect ownership of assets are expected to change on a regular basis which will make satisfaction of the RIC Qualification Tests more difficult.

REIT Qualification Risk. A Private Fund may hold investments through one or more subsidiaries (each, a “REIT Subsidiary”) that have elected to be taxed as real estate investment trusts for U.S. federal income tax purposes (“REITs”). The requirements for qualification as a REIT are extremely complex, and a REIT Subsidiary’s compliance with these requirements may depend upon factors outside the control of such Private Fund and the REIT Subsidiary. Thus, there can be no assurance that any REIT Subsidiary will in fact qualify for taxation as a REIT. If a REIT Subsidiary fails to qualify for taxation as a REIT in any taxable year and relief provisions do not apply, then the REIT Subsidiary will be subject to tax on its taxable income at regular corporate rates and may be subject to penalties and interest as well. Although a REIT generally is not subject to U.S. federal income tax, a REIT nevertheless may be subject to various entity-level taxes, including, but not limited to: (i) tax at regular corporate rates on the retained portion of its “REIT taxable income,” which generally is defined as taxable income (subject to certain adjustments), including net capital gains, less distributions to shareholders; (ii) tax at the highest corporate rate on its net income from “foreclosure property”; (iii) a 100% excise tax on its net income derived from a “prohibited transaction,” which generally includes a sale or other disposition of “dealer property,” i.e., property that is held primarily for sale to customers in the ordinary course of a trade or business (other than foreclosure property); and (iv) a 4% excise tax if it fails to make certain minimum distributions each calendar year. A REIT dividend generally is ordinary income unless designated by the REIT as a capital gain dividend or “qualified dividend income,” which for non-corporate REIT shareholders is taxed at capital gains rates. For the years 2018 through 2025, non-corporate REIT shareholders generally can deduct 20% of REIT dividends that are not designated as capital gain dividends or qualified dividend income, subject to certain limitations. We cannot assure you that any of a REIT Subsidiary’s dividends would qualify for this deduction. REIT dividends are considered net investment income for purposes of the 3.8% Medicare contribution tax. Corporate REIT shareholders are not eligible for a dividends received deduction on REIT dividends, even if such dividends are designated as “qualified dividend income.”

Non-U.S. Tax Risk. The Fund’s investments may be subject to significant levels of non-U.S. taxation, thereby reducing the earnings of shareholders’ investment. Shareholders may not be able to claim a foreign tax credit for their proportionate shares of any foreign taxes paid by or allocable to the Fund or any investment vehicle through which the Fund directly or indirectly invests, including the subsidiaries . Moreover, substantial non-U.S. withholding taxes may also apply to proceeds from non-U.S. entities in which the Fund may invest. Such withholding taxes on proceeds may apply to capital and not be limited to earnings.

Changes in Tax Laws. The U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. Such future U.S. tax legislation and administrative guidance could materially affect the tax consequences of a Shareholder’s investment in the Fund and the Fund’s investments or holding structures.

Other Risks Related to An Investment In the Fund. The Fund may be subject to other risks, including the following:

Lack of Operating History. The Fund is a non-diversified, closed-end management investment company with no operating history. The Fund may not be able to achieve its investment objectives or successfully implement its investment strategy. The Fund’s operating expenses may be higher than estimated for its first fiscal year and in subsequent years. If the Adviser’s expense limitation agreement with the Fund is not renewed, Fund expenses borne by shareholders will be higher than if the expense limitation agreement continued in effect. Furthermore, if the Fund is unable to raise a meaningful amount of assets and as a result cannot satisfy the diversification requirements of Subchapter M under the Code, the Fund might fail to qualify as a regulated investment company Subchapter M, and thus be subject to federal income tax at the Fund level.

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its Shares may be insufficient allow the Fund to realize its investment objectives. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring investments, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds, REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions. Also, as a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that it will be able to identify and make investments that are consistent with its investment objectives. Some of the Fund’s competitors are larger and may have greater financial and other resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able or willing to do. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the Investment Company Act imposes on it as a registered, closed-end investment company. These factors may make it more difficult for the Fund to achieve its investment objectives or successfully implement its investment strategy.

The Fund cannot assure you that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations or the Fund’s ability to locate, consummate and exit investments that satisfy its investment objectives.

Allocation Risk. The ability of the Fund to achieve its investment objectives depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the Fund’s Investments. Further, the allocation of investments by the Private Funds among different asset classes may have a significant effect on such investment vehicle’s net asset value when one of these property classes is performing more poorly than others. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objectives or delivering positive returns.

Issuer and Non-Diversification Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund under the Investment Company Act, the Fund may invest more than 5% of its total assets in the securities of one or more issuers, including one or more Private Funds. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the Shares and the Adviser does not expect that a secondary market will develop. The Fund is considered to be illiquid, however, Fund shareholders will receive quarterly Repurchase Offers for no less than 5% of the Shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the Shares they desire in any quarterly Repurchase Offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations which would have an adverse effect on the Fund’s performance. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk. The Fund’s NAV changes daily based on the performance of the securities in which it invests. Fund shareholders are reliant on the Adviser to successfully implement the Fund’s investment strategy. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment, including selecting Private Funds, may prove to be incorrect and may not produce the desired results. Accordingly, the Fund may not achieve its investment objectives. The Fund’s portfolio manager and the other principals of the Adviser have limited experience in managing a registered, closed-end investment company.

Market Risk Generally. The Fund is subject to all of the risks associated with the investment in and trading of securities and other instruments. The values of such securities and instruments may be volatile and may be influenced by, among other things, market risk (including changes in economic conditions, growth rates, profits, interest rates and the market’s perception of these securities), general economic and market conditions (which may affect the level and volatility of investments and the extent and timing of investor participation in the market), issuer risk, national and international political and economic events, fluctuations in currency exchange rates and interest rates and government trade, fiscal, monetary and other policies and actions. As a result, the value of the Fund’s investments may be subject to sudden and substantial declines in value.

Stock Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s or a Private Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Not a Complete Investment Program. An investment in the Fund should not be considered a complete or balanced investment program. Each investor should take into account the Fund’s investment objectives and principal investment strategies and related risks when considering an investment in the Fund.

Correlation Risk. The Fund may produce investment returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Offer Risk. The Fund’s NAV may decline as a result of the Fund’s having to hold additional cash and/or sell portfolio securities to raise cash in order to repurchase its Shares in a Repurchase Offer. Selling portfolio securities may cause the market prices of these securities and hence the Fund’s NAV to decline. If such a decline occurs, the Fund cannot predict its magnitude or whether such a decline would be temporary or continue until or beyond the date that is the deadline to tender Shares for a given Repurchase Offer. Because the price per share to be paid in the Repurchase Offer will depend upon the NAV per Share as determined on the actual pricing date, the sales proceeds received by tendering shareholders would be reduced if the decline continued until the actual pricing date. In addition, the sale of portfolio securities will increase the Fund’s transaction expenses and the Fund may receive proceeds from the sale of portfolio securities that are less than their valuations by the Fund.

If a Repurchase Offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, subject to certain exceptions, and shareholders will have to wait until the next repurchase offer, if any, to make another repurchase request, unless the offer to repurchase shares in the Fund is increased and extended by the Board. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the net asset value per share of shares tendered in a repurchase offer may decline between the date the shareholder submits their repurchase request and the date as of shares are valued for purposes of such repurchase. Moreover, any repurchase offer will dilute the ownership interest and voting power of shareholders who do not participate in such repurchase offer because such shareholders will own a smaller percentage of the total number of outstanding shares following the completion of the repurchase offer. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

During the Repurchase Offer period, the Fund may be unable to sell liquid portfolio securities it would otherwise choose to sell during the period. The Fund is required to maintain liquid assets equal to at least 100% of the repurchase offer amount within a period between a repurchase request deadline and the repurchase payment deadline, as required by Rule 23c-3 under the 1940 Act. Accordingly, due to a Repurchase Offer, the Fund’s NAV per Share may decline more than it otherwise might, thereby reducing the amount of proceeds received by tendering shareholders and the NAV per Share for non-tendering shareholders. In addition, shareholders may not be able to liquidate all Shares of the Fund they have tendered during a Repurchase Offer if the total amount of Shares tendered by shareholders exceeds the number of Shares that the Fund has offered to repurchase. If a Repurchase Offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Shares tendered by each shareholder, subject to certain exceptions. Therefore, the Fund is designed primarily for long-term investors.

Borrowing and Leverage Risk. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There is no guarantee that the Fund will use leverage, or that the Fund’s leveraging strategy will be successful. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater volatility in the Fund’s NAV, market price and the level of the Fund’s distributions. Also, if the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. The Fund will also have to pay interest or dividends on its leverage, which may reduce the return on Fund shares. This interest expense may be greater than the Fund’s return on the underlying investment.

While the Fund has no current intent to borrow, the 1940 Act and the SEC’s current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Cyber Security Risk. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and are expected to continue to increase in frequency in the future. The information and technology systems of the Fund, its Investments and the Fund’s service providers may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, use errors or malfeasance by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes or terrorist incidents. If unauthorized parties gain access to such information and technology systems, or if personnel abuse or misuse their access privileges, they may be able to steal, publish, delete or modify private and sensitive information. Although the Adviser and the Fund’s service providers have implemented various measures to manage risks relating to these types of events, such measures may be inadequate and, if compromised, information and technology systems could become inoperable for extended periods of time, cease to function properly, or fail to adequately secure private information. Even with sophisticated prevention and detection systems, breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified in a timely manner or at all, potentially resulting in further harm and precluding appropriate remediation. The Adviser and the Fund may have to make significant investments to fix or replace information and technology systems. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the operations of the Adviser, the Fund and the Fund’s service providers and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Fund and its Investments. Such a failure could harm the reputation of the Adviser and the Fund require them to make a significant investment to remedy the effects of any such failures, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

Risks Posed by the Private Funds’ Portfolio Investments

Equity Securities Risks. The Fund either directly or through Private Funds in which the Fund invests, incur the risk of investment in equity securities and equity-related securities which are publicly traded or listed on a securities exchange and certain derivative investments. These investments include risks of the stock market generally, risks related to equity securities and risks related to common stock, preferred stock, convertible securities, indexed securities, warrants and rights, as follows:

Stock Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s or a Private Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s Investments will underperform either the securities markets generally or particular segments of the securities markets over short or perhaps extended periods.

Equity Securities Risk. The value of equity securities in which the Fund may invest either directly (or indirectly through Private Funds), including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic and market conditions. In addition, the Fund’s portfolio and the portfolio’s of Private Funds, are subject to the risks associated with growth stocks. The market value of growth stocks may be subject to substantial and rapid changes, which may make an investment in the Fund more volatile. Growth stocks may be issued by smaller, less capitalized companies, which offer limited product lines or services as compared to more developed companies. These companies may have limited management teams, a relatively short operating and performance history and the stocks may be subject to sudden and substantial gains or losses.

Common Stock Risk. Common stock of an issuer may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall economic circumstances of the company. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. Common stock in which the Fund or a Private Fund may invest is structurally subordinated as to a company’s income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Convertible and Preferred Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Preferred securities are subordinated to bonds and other debt securities in a portfolio company’s capital structure in terms of priority for corporate income and liquidation payments. Convertible securities are similar to fixed income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Fixed income and preferred securities also are subject to credit risk and pre-payment and redemption risk, which may adversely effect the Fund’s performance. In addition, the Fund may invest in fixed income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks than investment grade securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond or preferred share.

The preferred equity investments in which the Fund or the Private Funds will invest, by the nature of the capital structure of such investments, will involve a high degree of financial risk. These securities will be unsecured. These investments often reflect a greater possibility that adverse changes in the financial condition of the counterparty and underlying assets or general economic conditions or both may impair the ability of the counterparty to make distributions.

Indexed Securities Risk. The Fund or a Private Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund or a Private Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Fixed Income Securities Risk. The Fund either directly or through Private Funds in which the Fund invests, incur the risk of investment in fixed-income securities and fixed-income related securities which are publicly traded including certain derivative investments.

The Fund or a Private Fund may invest in or have exposure to fixed-income securities. Fixed-income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

Fixed Income Securities Risk. Fixed-income securities generally are subject to the following investment risks.

Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high-yielding bonds before their maturity dates. In this event the Fund or a Private Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In the past, governmental financial regulators, including the U.S. Federal Reserve, took steps to maintain historically low interest rates. Recently, government regulators have increased interest rates to combat the rise in inflation. These changes in government intervention may have adverse affects on investments, volatility, and illiquidity in debt markets.

Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Fixed-income securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease. This is known as extension risk and may increase the Fund’s or a Private Fund’s sensitivity to rising rates and its potential for price declines.

Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund or a Private Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund or a Private Fund may not be able to sell a security or close out a position in a timely manner. If this happens, the Fund or a Private Fund may be required to hold the security or keep the position open, and it could incur losses.

Duration Risk. The Fund and Private Funds may invest in securities of any maturity or duration. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Macro Hedge Fund Strategies Risk. The Fund or indirectly through certain Private Funds in which the Fund invests may invest in certain macro hedge fund strategies, including publicly traded equity and fixed-income securities, foreign currency transactions and foreign currency denominated debt securities, certain derivative instruments and commodities. There is a risk that the directional positions taken by macro hedge funds operating global macro strategies will not perform as expected resulting in investment losses. For example, a hedge fund may be positioned for a particular securities market to rise, if the securities market were to fall due to reasons not anticipated by the Private Fund’s investment manager, investment losses will be incurred by the Private Fund and the Fund.

Currency Risk. Changes in currency exchange rates may negatively affect the value of the Fund’s investments. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks or other political developments in the United States or abroad. Fluctuations in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s or a Private Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Foreign Currency Transactions Risk. The Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Foreign exchange rates can be extremely volatile and the degree of volatility of the market or in the direction of the market from that anticipated by the Adviser may result in losses to the Fund.

Foreign Currency Options Risk. The Fund’s investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.

Foreign Currency Futures Risk. The Fund’s investments in foreign currency futures include substantial risks. Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund or a Private Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Commodities Risk. Because of the Fund’s ability to invest in and/or obtain exposure to certain commodities, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with supply and demand risk (a decrease in the production of the commodity or the volume of the commodity available for transportation), depletion and exploration risk (risk that companies cannot expand their reserves of the commodity or discover new sources of supply of the commodity), operational and geological risk (risk of extracting the commodity or misrepresentation of geotechnical data about a commodity), regulatory risk, commodity pricing risk, and precious metals pricing metals risk.

Derivative Investments Risk. The Fund either directly or through its investment in a Private Fund, may invest in certain derivatives as part of its investments in equity securities, fixed income securities and macro hedge funds. Derivatives are subject to risks of investment losses and are speculative investments.

Derivatives Risk Generally. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, indexes, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund or a Private Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. If a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund, the Fund may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Equity Swaps and Related Transactions Risk. The Fund, or indirectly through investment in a Private Funds, may enter into equity swaps and equity caps, floors and collars in order to hedge against either a decline in the value of the securities included in the Fund’s or a Private Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by the Fund or a Private Funds with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

The effective use of swaps and related transactions by the Fund or a Private Funds may depend, among other things, on their ability to terminate the transactions at times when the Adviser or the investment manager to a Private Funds deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund (or a Private Funds) and counterparties to the transactions, the Fund’s (or a Private Fund’s) ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund (or a Private Funds) does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Adviser or the investment manager of a Private Funds monitors the creditworthiness of counterparties to its equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund or the Private Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or the investment manager of a Private Fund is incorrect in its forecasts of market values, the investment performance of the Fund may be adversely affected. Moreover, even if the Adviser or the investment manager of a Private Fund is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged, which may result in investment losses to the Fund.

Futures Contracts Risk. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, equity or bond indexes; and (2) on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission (“CFTC”), foreign exchanges on single stocks and stock indexes or commodities. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific currency, index, security, class of securities, or commodity at a specified future time and at a specified price. Futures contracts are subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin. The sale of a futures contract creates a firm obligation by the Fund or a Private Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount).

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.

Options Risk. The Fund may invest in options for investment, hedging and risk management purposes. In order to hedge against adverse market shifts or to increase income or gain, the Fund or a Private Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. There can be no guarantee that the use of options will increase the Fund’s or a Private Fund’s return or income. Investments in options are considered to be speculative. When a Fund or a Private Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). When the Fund or a Private Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that the Fund or a Private Fund has written is exercised, the Fund or a Private Fund will experience a gain or loss from the sale of the underlying security. If a call option that the Fund or a Private Fund has written expires unexercised, the Fund or a Private Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying security during the option period. When the Fund or a Private Fund writes a call option on an index, it gives up the opportunity to profit from an increase in the market value of the index above the exercise price. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of writing securities index options will depend upon the extent to which price movements in the Fund’s or a Private Fund’s investment portfolio correlate with price movements of the securities index. The Fund or a Private Fund’s also risks losing all or part of the cash paid for purchasing put options.

Private Equity Investments Risk. The Fund may directly (or indirectly through Private Funds) invest in private equity investments. Private equity investments are typically made in private companies through privately negotiated transactions and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds in which the Fund or a Private Fund may invest are often organized as limited partnerships, as the most common vehicles for making private equity investments. The investments held by private equity funds made by the Fund or a Private Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity securities are generally not listed on a securities exchange. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy. The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Adviser’s business. There can be no assurances that the Fund or the Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Within the private equity investments, there are a number of significant risks, any one of which could cause an the Fund or a Private Fund to lose all or part of the value of its investment. Such risks include, but are not limited to, those set forth below. Investors in Private Funds generally do not have an opportunity to evaluate for themselves the relevant economic, financial, and other information regarding the investments to be made by a Private Fund and, accordingly, will be dependent upon the judgment and ability of the investment manager of the Private Fund and the Fund’s Adviser. No assurance can be given that the Fund will be successful in obtaining suitable investments, or that such investments will further the Fund in achieving its investment objectives.

Venture Capital and Growth Equity Strategies Risk. The Fund may invest in venture capital and growth equity investments that involve a high degree of business and financial risk that can result in substantial losses. Their portfolio companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. These investments may be in early stages of formation (start-up) and development, or in early expansion stage of development. In the case of start-up enterprises, these portfolio companies may not have significant or any operating revenues. Such portfolio companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, which could result in the loss of the entire investment. The directors and officers of such companies may lack any meaningful managerial experience or experience in financial management or budgeting. Additionally, such portfolio companies may face strong competition or need substantial additional capital to support or to achieve a competitive industry position. The availability of capital is often generally a function of capital market conditions that are beyond the Adviser’s or the Fund’s control or the control of the Private Funds. There can be no assurance that any portfolio company will be able to predict accurately the future capital requirements necessary for financial or business success or that additional funds will be available from any source to continue or expand their business and operations. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments.

Special Situation, Recapitalization and Distressed Debt Strategies. The Fund may invest in securities of financially troubled companies or companies involved in work-outs, liquidations, reorganizations, recapitalizations, bankruptcies and similar transactions and securities of highly leveraged companies. While these investments may offer the potential for higher returns, they also bring with them correspondingly greater risks when compared to other investments in financially stable operating companies. Such investments may be illiquid and involve companies that are experiencing or are expected to experience financial difficulties, which may never be overcome and may cause the value of the company to decline substantially. Such investments could, in certain circumstances, subject the Fund or the Private Funds to certain additional potential liabilities. For example, under certain circumstances, a payment by such a company could be required to be returned if such payment is later determined to have been a fraudulent conveyance or a preferential payment. In addition, such strategies may cause different Private Funds to be in conflict, such as when they hold positions of different levels of a distressed issuer’s capital structure and payment priority.

Buyout Strategies. The Fund may invest in securities of companies that pursue a buyout strategy and that often invest in leveraged buyouts. Leveraged buyouts by their nature require companies to undertake a high ratio of leverage to available income. Leveraged investments are inherently more sensitive to declines in revenues and cash flows and to increases in interest rates and expenses than non-leveraged transactions. Increases in interest rates could also make it more difficult for private equity funds to access and consummate acquisitions because other potential buyers, including operating companies acting as strategic buyers, may be able to bid for an asset at a higher relative price due to a lower overall cost of capital or because the minimum targeted return on investment of such private equity fund is unachievable on such acquisition given the cost of the leverage that would be required. Limitations on the availability of certain types of capital in the credit markets may also have a similarly adverse effect on the ability of the Fund or Private Funds to invest in leveraged buyouts, or to invest in such buyouts on attractive terms. The exercise of control over a company, which often results from a leveraged buyout, imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of related liability. If such liabilities were to arise, such Private Fund and the Fund would likely suffer a loss, which may be complete, on its investment.

Private Credit Investments Risk. The Fund may invest in private credit investments directly (or indirectly through Private Funds). The Fund’s or a Private Fund’s private credit exposure is expected to include directly originated and privately negotiated financing solutions across a range of strategies and industries. Private credit investments may be comprised of a broad array of strategies and instruments, including alternative credit, liquid credit (including collateralized loan obligations), senior and junior debt, asset backed financings, structured credit, opportunistic credit, special situations, and hybrid capital solutions. Typically, private credit investments are in restricted securities that are not listed or traded in public markets and are subject to substantial holding periods, so that the Fund or a Private Fund may not be able to resell some of its holdings for extended periods, which may be several years. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.

Although private credit investments are typically senior to common stock and other equity securities in the capital structure, they are typically subordinated to large amounts of senior debt and are often unsecured. The Fund and the Private Funds may not be able to take steps that would be required to protect an investment in a timely manner and there can be no assurance that the rate of return objectives on any particular private credit investment will be achieved. Private credit investments are generally subject to various creditor risks, including the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, so-called lender liability claims by the issuer of the obligations and environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any borrower, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership or distressed exchange, can significantly diminish the value of an investment in any such company. Loans including collateralized loan obligations, may also lose value due to collateral defaults and impairment of subordinate tranches, market anticipation of defaults, and investor aversion to loans or collateralized loan obligation securities as a class. Asset-backed securities including structured finance investments generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. As a result, asset-backed securities are particularly subject to credit risk and borrower defaults on the obligations underlying the asset-backed security will result in losses. In addition, asset-backed securities are typically particularly sensitive to changes in interest rates, which can cause the prices of asset-backed securities to be increasingly volatile and adversely affect the Fund’s holdings of asset-backed securities.

Technology Sector Investments Risk. The Fund may invest in various technology companies, including the following:

Technology Companies Risk. The technology companies in which the Fund invests directly or through investments in Private Funds are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services.

Further, certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. Technology companies in which the Fund or a Private Fund invests are not expected to be publicly traded or listed on any securities exchange. Accordingly, there may not be public information as to their share price, results of operations, earnings, debts or liabilities and risks, while companies that are publicly traded and listed on an exchange have more information available to investors to assess the company, its performance and risks. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.

Telecommunications Companies Risk. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. Increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Internet Industry Risks. Investing a substantial portion of the Fund’s or a Private Fund’s assets in the Internet industry carries the risk that Internet-related securities will decline in price due to Internet developments. Companies that conduct business on the Internet or derive a substantial portion of their revenues from Internet-related activities in general are subject to a rate of change in technology and competition which is generally higher than that of other industries.

Consumer Discretionary Companies Risk. Consumer discretionary companies deliver non-essential products and services whose demand tends to increase as consumers’ disposable income increases. These companies may include, for example, internet and catalog retailers; specialty retailers of electronics; manufacturers of consumer electronic products; and TV and cable companies. The consumer discretionary industries can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success can depend heavily on disposable household income, consumer spending, and changes in demographics and consumer tastes.

Health Care Companies Risk. The Fund’s or a Private Fund’s investments in health care companies are subject to a number of risks that may adversely affect their value, including the adverse impact of government regulations and legislative actions. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Obtaining government approvals may be a lengthy, expensive process with an uncertain outcome. In addition, health care companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense competitive pressures. The success of biotechnology and pharmaceutical companies is highly dependent on the development, procurement or marketing of drugs. The values of such companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information.

Biotech Industry Risk. The Fund expects to invest in the Biotechnology Industry. The Fund is therefore subject to the risks associated with that Industry. The Biotechnology Industry includes companies primarily engaged in the research, development, manufacturing and/or marketing of products based on genetic analysis and genetic engineering. The prices of the securities of companies in the Biotechnology Industry may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. Legislative or regulatory changes and increased government supervision also may affect companies in the Biotechnology Industry. The Biotechnology Industry is a separate industry within the Health Care Sector.

Industrial Products, Services and Equipment Companies Risk. Industrial products, services and equipment companies may include manufacturers of aerospace and defense equipment, home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial products, providers of commercial printing services, and transportation companies. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Semiconductors & Semiconductor Equipment Industry Risk. As a result of the Fund’s or a Private Fund’s investments in the Semiconductors & Semiconductor Equipment Industry, the Fund is subject to the risks associated with that Industry. The Semiconductors & Semiconductor Equipment Industry includes manufacturers of semiconductor equipment, semiconductors and related products, including equipment used in the solar power industry and manufacturers of solar modules and cells. Companies in the Semiconductors & Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in the Semiconductors & Semiconductor Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may negatively impact the industry.

Software Services Industry Risk. Companies that develop and implement software used in advertising and marketing can face risks associated with low barriers to entry, competition, especially in software development, deployment and delivery, and also due to product obsolescence or saturation, changes in regulation especially with respect to consumer or customer data, and technology risk.

PropTech Company Risk. Investing in PropTech means investing in companies that are focused on optimizing the way people research, rent, buy, sell and manage real estate properties through technological innovations. PropTech companies typically use automation, artificial intelligence, or other forms of technology developed for the property industry. These companies may be adversely impacted by government regulations, economic conditions and deterioration in real estate markets generally. Real estate is highly illiquid and substantial in terms of capital required to develop, operate or buy. Real estate-related transactions are expensive, and there can be a vast bid-offer spread (gap between what buyers will offer and sellers will accept) associated with purchases and sales of real estate. Research and due diligence costs are significant. Additionally, the products or solutions offered by PropTech companies may face technical limitations related to connectivity, compatibility, and longevity, with many different technologies competing to become the standard. As a result, PropTech companies typically face intense competition and potentially rapid product obsolescence. Furthermore, the customers and/or suppliers of PropTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on PropTech companies. PropTech companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. PropTech companies often struggle to gain market share to a degree that enables them to be sustainable.

FinTech Company Risk. Investing in FinTech means investing in companies that research, develop, produce and distribute technologies that are used for advancing the Finance sector. FinTech companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech companies typically face intense competition and potentially rapid product obsolescence. Many FinTech companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech companies. FinTech companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech companies, especially smaller and/ or newer companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech companies.

Artificial Intelligence Company Risk. Investing in artificial intelligence (“AI”) companies means investing in companies involved in, or exposed to, artificial intelligence related businesses. There is a risk that these companies may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence-related companies may also face cyberattacks and increasing regulatory scrutiny. The customers and/or suppliers of artificial intelligence-related companies may be concentrated in a particular country, region or industry, and any adverse event affecting one of these countries, regions or industries could have a negative impact on performance.

AI is an emerging technology and, as a result, is subject to a higher level of risk and uncertainty than more established industries/sectors. The AI companies in which the Fund invests could be adversely affected if AI adoption is slower, more limited or less successful than anticipated. Even if AI is widely adopted in a relatively short period of time, particular AI companies will still face significant risks. Among other risks, AI companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress and increased government scrutiny and regulation, and these factors may lead to rapid and unexpected declines in the value of AI companies. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Additionally, given that many AI technologies are innovative and have limited track records, it may be more difficult for the Adviser to select investments that meet the investment objectives of the Fund. Risks to the extent, pace and success of AI adoption include, but are not limited to the following:

●	The legal and regulatory landscape surrounding AI technologies is rapidly evolving and uncertain, including in the areas of intellectual property, cybersecurity, privacy and data protection. For example, there is uncertainty around the validity and enforceability of intellectual property rights related to the use, development, and deployment of AI. Compliance with new or changing laws, regulations or industry standards relating to AI may impose significant operational costs on AI companies and may limit the extent, pace and success of AI adoption more generally. Failure to appropriately respond to this evolving landscape also may result in legal liability, regulatory action, or brand and reputational harm and have a material adverse effect on particular AI companies in which the Fund may invest.

●	AI is typically resource-intensive, and significant investments are generally required to build, train, incorporate, run, utilize and enhance AI models and other AI technologies. The pace, extent and success of AI adoption will depend in part on the availability and cost of the resources necessary to build, train, incorporate, run, utilize and enhance AI models and other AI technologies, including, without limitation, semi-conductors and other server components, data center capacity and other data center related resources, including power and cooling. The pace, extent and success of AI adoption, as well as the performance of particular AI companies in which the Fund may invest, may be adversely affected if there are supply shortages, supply chain delays or other supply chain disruptions related to such resources. Conversely, certain AI companies have in the past benefited, and may in the future benefit, from the limited supply of certain AI-related resources, including, without limitation, semi-conductors and other server components, data center capacity and other data center related resources, including power and cooling. To the extent that the supply of such resources increases in the future, such supply increases could adversely affect such AI companies, including by reducing pricing power and increasing potential competition.

●	The pace, extent and success of AI adoption is also reliant on the end-user demand of products and services in various industries that may in part utilize AI. The development, adoption, and use of AI technologies are still in their early stages and ineffective or inadequate AI development or deployment practices could reduce demand for AI technologies. For example, demand for AI technologies (as well as demand for the products and services offered by particular AI companies) could be adversely affected if AI companies are perceived to engage in practices or offer products that are controversial because of their purported or real impact on human, intellectual property, privacy, employment or other rights; because they cause other types of social or economic harm; or because they have higher than expected error, failure or hallucination rates. Demand for AI technologies will also depend on a number of other factors including, without limitation, the ability of AI companies to produce AI-related products and services that create demonstrable efficiencies and cost-savings for their end-users; and the ability of end-users to make substantial investments in AI technologies.

Data Infrastructure Investment Risk. Investing in data infrastructure means investing in companies that provide the infrastructure needed to process, store, transport, and distribute data that are essential to the delivery of critical services and required for the functioning of many sectors of the economy including financial systems, public utilities, industrial supply chains, media channels, and telecommunications. Investments in data infrastructure companies will be subject to the risks incidental to the ownership and operation of data infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil and other natural resources essential to the production of data infrastructure assets. Data infrastructure assets may be subject to numerous statutes, rules and regulations relating to environmental protection, health and safety, and social and governance matters. Since investments in data infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment.

Portfolio companies in which the Fund invests may also be subject to additional data infrastructure sector risks related to the operation and maintenance of data infrastructure assets, the ability to dispose of large and costly assets, and a rapidly-evolving technology sector in which new technology may become obsolete over short periods of time. In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of data infrastructure companies. In particular, because of the long time-lag between the approval of a project and its actual funding, a well-conceived project reliant on data infrastructure may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment.

Cybersecurity Risks of Technology Companies Risk. Many technology companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. The use of artificial intelligence and machine learning by such companies could exacerbate these risks or result in cybersecurity incidents that implicate personal data.

Aerospace and Defense Companies Risk. Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (or foreign) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (or foreign) government budgets.

Energy Sector Risk. The Fund’s or a Private Fund’s investments are exposed to issuers conducting business in the Energy Sector. The Energy Sector includes companies operating in the exploration & production, refining & marketing, and storage & transportation of oil & gas and coal & consumable fuels. It also includes companies that offer oil & gas equipment and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.

Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the pharmaceutical sector. In addition, pharmaceutical companies may be susceptible to product obsolescence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the U.S. Food and Drug Administration (“FDA”) or other foreign governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid and other government sponsored programs, private health insurance plans and health maintenance organizations. The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. A pharmaceutical company’s valuation can be adversely affected if one of its products proves unsafe, ineffective or unprofitable. The stock prices of companies in the pharmaceutical sector have been and will likely continue to be extremely volatile, in part due to the prevalence of merger and acquisition activity in the pharmaceutical sector. Some of the companies in the Pharmaceutical Index are engaged in other lines of business unrelated to pharmaceuticals, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional pharmaceutical activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Chemicals and Synthetic Materials Industry Risk. Companies in the Chemicals Industry include companies that manufacture and produce industrial and basic chemicals (e.g., plastics, synthetic fibers and films), fertilizers, pesticides and other agricultural chemicals, industrial gases, specialty chemicals (e.g., advanced polymers and adhesives) and other diversified chemicals. The prices of securities of companies in the Chemicals Industry may fluctuate widely due to intense competition, product obsolescence, and raw materials prices. In addition, companies in the Chemicals Industry may be subject to risks associated with the production, handling, and disposal of hazardous chemicals. Legislative or regulatory changes and increased government supervision also may affect companies in the Chemicals Industry. The Chemicals Industry is a separate industry within the Materials Sector.

General Risks Related to Real Estate Investments. The Fund or a Private Fund’s investments in real estate include the following investment risks.

Risks Related to Commercial Real Estate and Real Estate-Related Assets. Commercial real estate and real estate-related assets in which the Fund may invest will be subject to the risks typically associated with real estate. The value of real estate may be adversely affected by a number of risks, including:

●	natural disasters such as hurricanes, earthquakes and floods;
●	acts of war or terrorism, including the consequences of war or terrorist attacks;
●	adverse changes in national and local economic and real estate conditions;

●	an oversupply of (or a reduction in demand for) space in the areas where particular properties are located and the attractiveness of particular properties to prospective tenants;
●	changes in governmental laws and regulations, fiscal policies and zoning ordinances and the related costs of compliance therewith and the potential for liability under applicable laws;
●	costs of remediation and liabilities associated with environmental conditions affecting properties; and
●	the potential for uninsured or underinsured property losses.

The value of a property is affected significantly by its ability to generate cash flow and net income, which in turn depends on the amount of rental or other income that can be generated net of expenses required to be incurred with respect to the property. Many expenditures associated with properties (such as operating expenses and capital expenditures) cannot be reduced when there is a reduction in income from the properties.

Risks Related to Real Estate-Related Equity. The Fund may invest from time to time in non-controlling preferred equity positions, common equity and other real estate-related interests. Preferred equity investments generally rank junior to all existing and future indebtedness, including commercial mezzanine and mortgage loans, but rank senior to the owners’ common equity. Preferred equity investments typically pay a dividend rather than interest payments and often have the right for such dividends to accrue if there is insufficient cash flow to pay currently. These interests are not secured by the underlying real estate, but upon the occurrence of a default, the preferred equity provider typically has the right to effectuate a change of control with respect to the ownership of the property. In addition, equity investments may be illiquid or have limited liquidity due to lock-out periods, limited trading volume or other limitations or prohibitions against their transfer, sale, pledge or disposition, including any necessary registration with the SEC requiring coordination with the issuer for the sale of such securities. Investments in real estate-related equity securities will involve risks relating to the particular issuer of the equity securities, including the financial condition and business outlook of the issuer. Issuers of real estate-related equity securities are subject to their own operating and other expenses and may be subject to a management fee and/or performance-based compensation (e.g., promote), which will be borne indirectly by equity holders. Issuers of real estate-related common equity securities generally invest in real estate or real estate-related assets and are subject to the inherent risks associated with real estate.

Risks Related to Development and Construction Delays. Potential development and construction delays and resultant increased costs and risks may hinder a Private Fund’s operating results and decrease the Private Fund’s net income. A Private Fund may acquire unimproved real property or properties that are under development or construction. Investments in such properties will be subject to the uncertainties associated with the development and construction of real property, including those related to re-zoning land for development, environmental concerns of governmental entities and/or community groups and the Private Fund’s builders’ ability to build in conformity with plans, specifications, budgeted costs and timetables. If a builder fails to perform, the Private Fund may resort to legal action to rescind the purchase or the construction contract or to compel performance. A builder’s performance may also be affected or delayed by conditions beyond the builder’s control. Delays in completing construction could also give tenants the right to terminate preconstruction leases. The Private Fund may incur additional risks when it makes periodic progress payments or other advances to builders before they complete construction. These and other factors can result in increased costs of a project or loss of the Private Fund’s investment. In addition, the Underlying will be subject to normal lease-up risks relating to newly constructed projects. The Private Fund also must rely on rental income and expense projections and estimates of the fair market value of property upon completion of construction when agreeing upon a purchase price at the time the Private Fund acquires the property. If the Private Fund’s projections are inaccurate, it may pay too much for a property, and the return on its investment could suffer. In addition, to the extent a Private Fund makes or acquires loans to finance construction or renovation projects, risks of cost overruns and non-completion of the construction or renovation of the properties underlying loans it makes or acquires may materially adversely affect its investment.

Risks Related to Uninsured Property Loss and Damage. A Private Fund may experience material losses related to its properties arising from natural disasters, such as extreme weather events, climate change, earthquakes or floods, and acts of God, vandalism or other crime, faulty construction or accidents, fire, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, acts of terrorism or other catastrophes. Insurance policies on a Private Fund’s properties may include some coverage for losses that are generally catastrophic in nature, such as losses due to terrorism, earthquakes and floods, but there is no assurance that such policies will be adequate to cover all losses and some policies will be insured subject to limitations involving large deductibles or co-payments and policy limits that may not be sufficient to cover losses. In general, losses related to terrorism are becoming harder and more expensive to insure against. In some cases, the insurers exclude terrorism, in others the coverage against terrorist acts is limited, or available only for a significant price. A similar dynamic has been unfolding with respect to certain weather and fire events, with insurers excluding certain investments that have high risk of weather, earthquake or fire events. As the effects of climate change increase, it is expected that the frequency and impact of weather and climate related events and conditions could increase as well. As a result, not all investments may be insured against terrorism, weather or fire. If a Private Fund or one or more of its tenants experience a loss that is uninsured or that exceeds policy limits, the Private Fund could lose the capital invested in the damaged properties as well as the anticipated future cash flows from those properties. In addition, if the damaged properties are subject to recourse indebtedness, the Private Fund would continue to be liable for the indebtedness, even if these properties were irreparably damaged. Certain of these events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Private Fund.

Risks Related to Supply Chain Disruptions. Supply chain disruptions could create unexpected renovation or maintenance costs or delays and/or could impact tenants’ businesses, any of which could materially adversely affect a Private Fund’s results of operations. The construction and building industry, similar to many other industries, has recently experienced worldwide supply chain disruptions due to a multitude of factors that are beyond a Private Fund’s control, including the effects of pandemics or epidemics, and such disruptions may continue to occur regionally or internationally. Materials, parts and labor have also increased in cost over the recent past, sometimes significantly and over a short period of time. Although a Private Fund generally does not intend to engage in large-scale development projects, small-scale construction projects, such as building renovations and maintenance or tenant improvements that may be required under leases may be routine and necessary. A Private Fund may incur costs for a property renovation or maintenance that exceeds its original estimates due to increased costs for materials or labor or other costs that are unexpected. A Private Fund also may be unable to complete renovation of a property or tenant space on schedule due to supply chain disruptions or labor shortages. Some tenants may have the right to terminate their leases if a renovation project is not completed on time. In addition, tenants’ businesses may also be affected by supply chain issues, which could impact their ability to meet their obligations under their leases.

Certain Additional Risks Related to Real Estate Investments. The Fund’s or a Private Fund’s investments in real estate rental properties may include certain additional risks as follows:

Risks Related to Rental Rates. The actual rents a Private Fund may receive for the properties in its portfolio may be less than estimated market rents, and the Private Fund may experience a decline in realized rental rates from time to time, which could adversely affect its financial condition. As a result of potential factors, including competitive pricing pressure in a Private Fund’s markets, a general economic downturn and the desirability of the Private Fund’s properties compared to other properties in the Private Fund’s markets, the Private Fund may be unable to realize its estimated market rents across the properties in its portfolio. In addition, depending on market rental rates at any given time as compared to expiring leases in its portfolio, from time to time rental rates for expiring leases may be higher than starting rental rates for new leases.  If the Private Fund is unable to obtain sufficient rental rates across its portfolio, then the Private Fund’s ability to generate cash flow growth will be negatively impacted.

Risks Related to Properties with Significant Vacancies. Properties that have significant vacancies could be difficult to sell, which could diminish the return on these properties. A property may incur vacancies either by the expiration of tenant leases or the continued default of tenants under their leases. If vacancies continue for a long period of time, the Private Fund may suffer reduced revenues resulting in less cash available for distribution to its investors.  In addition, the resale value of the property could be diminished because the market value of the Private Fund’s properties will depend principally upon the value of the cash flow generated by the leases associated with that property. Such a reduction in the resale value of a property could also reduce the value of the Private Fund.

Further, a decline in general economic conditions in the markets in which the Private Fund’s investments are located could lead to an increase in tenant defaults, lower rental rates and less demand for commercial real estate space in those markets. As a result of these trends, the Private Fund may be more inclined to provide leasing incentives to the tenants in order to compete in a more competitive leasing environment. Such trends may result in reduced revenue and lower resale value of properties, which may reduce the Private Fund’s returns.

Risks Related to Long-Term Leases. A Private Fund may enter into long-term leases with tenants in certain properties, which may not result in fair market rental rates over time. An investment manager on behalf of a Private Fund may enter into long-term leases with tenants of certain of the Private Fund’s properties, or include renewal options that specify a maximum rate increase. These leases would provide for rent to increase over time; however, if the investment manager does not accurately judge the potential for increases in market rental rates, it may set the terms of these long-term leases at levels such that, even after contractual rent increases, the rent under its long-term leases is less than then-current market rates. Further, the investment manager may have no ability to terminate those leases or to adjust the rent to then-prevailing market rates. As a result, the Private Fund’s cash available for distribution could be lower than if the Private Fund did not enter into long-term leases.

Risks Related to Competition, Lease Renewal and Other Factors. Numerous residential communities compete with the Private Fund in attracting residents to lease apartments, and additional communities can be expected to be built in the markets in which the ownership interests in individual real estate assets, multi-property portfolios, joint ventures and operating companies are located. The number and quality of competitive communities in a particular area will have a material effect on the ability to lease apartment homes at existing communities or newly acquired communities and on the rents charged. In addition, when leases of apartments expire, the leases may not be renewed, the related apartment may not be re-let promptly or the terms of renewal or re-letting may be less favorable than the terms of the expiring leases. If the leases are not promptly renewed or re-let or if the renewal rates are significantly lower than expected rates, then the Private Fund’s results of operations and financial condition would be adversely affected. Consequently, the Private Fund’s cash flow and ability to make distributions would be reduced. Lease terms may be seasonal for certain types of housing, and this may affect a Private Fund’s cash flow from these properties.

Additionally, student housing properties face significant competition from university-owned student housing and from other private student housing communities located within close proximity to universities. Many students prefer on-campus housing to off-campus housing because of the closer physical proximity to campus and the integration of on-campus facilities into the academic community. Other factors affecting the profitability of student housing are the relationships that student housing operators maintain with universities for referrals of prospective tenants or for mailing lists of prospective tenants and their parents, as well as general admission policies limiting the number of student admissions or requiring that a certain class of students (e.g., freshmen) live in a university-owned facility. Moreover, universities can generally avoid real-estate taxes and borrow funds at lower interest rates, while private-sector operators of student housing generally pay full real estate taxes and thus have higher borrowing costs. Consequently, universities often can offer more convenient and/or less expensive student housing than private operators of student housing, which can adversely affect occupancy and rental rates. Finally, student housing properties usually require greater maintenance costs because of increased damage or wear and tear than would apply to other types of housing, and usually have a higher turnover rate than other types of multifamily tenants, compounded by the fact that student leases are available for periods of less than 12 months. All these factors combine to produce heightened uncertainty with respect to predicting cash flows generated by student housing.

Leases of student housing properties typically are for a term of one year or less. Properties may need to be entirely re-leased each year, exposing a Private Fund to more leasing risk than property lessors that lease their properties for longer terms. Student housing properties are also typically leased during a limited leasing period that begins each October and ends in September of the following year. This requires increased reliance on the effectiveness of marketing and leasing efforts and personnel during this leasing period. Any significant difficulty in leasing properties would adversely affect results of operations and the financial condition of a Private Fund’s investment. Additionally, student-tenants may be more likely to default on their lease obligations during the summer months, which could further reduce revenues during this period. Although lease obligations will typically be guaranteed by a parent, the Private Fund may have to spend considerable effort and expense in pursuing payment upon a defaulted lease, and efforts may not be successful. Furthermore, tenants may not have to submit a security deposit, making it significantly less likely that the tenant will cover potential damages to the property.

Further, the commercial and residential moving and storage facility industry is highly cyclical, and these companies are dependent on a number of factors that may have a negative impact on their operating results, including but not limited to general economic uncertainty, volatility in the housing markets and commercial real estate. The risks associated with these factors are heightened when the U.S. economy is weakened. Some of the principal risks during such times are as follows: low overall moving levels, which may impair demand for storage facilities; customers with credit issues and cash flow problems; changing moving patterns resulting from pandemics to volatile real estate prices, resulting in an imbalance between facilities capacity and customer demand; customers bidding out moving expenses or selecting competitors that offer lower rates, in an attempt to lower their costs, forcing facilities to lower rental rates or lose customers; and budgetary constraints on state and local municipalities pausing government office relocations and planned moves.

Economic conditions that decrease moving demand or increase the supply of capacity in the commercial and residential moving industry can exert downward pressure on rental rates and equipment utilization, thereby decreasing asset productivity. Reduced moving demand may also reduce the demand for short-term and long-term offsite storage facilities. A prolonged recession or general economic instability could result in declines in facilities results of operations, which declines may be material.

Risks Related to Dependency on Lease Revenue and Lease Defaults. A Private Fund may depend on tenants for its revenue, and lease defaults or terminations could reduce its net income and limit its ability to make distributions to its investors. The success of a Private Fund’s investments materially depends on the financial stability of the tenants. A default or termination by a tenant on its lease payments would cause the Private Fund to lose the revenue associated with such lease and require the Private Fund’s investment manager to find an alternative source of revenue to meet mortgage payments and prevent a foreclosure, if the property is subject to a mortgage. In the event of a tenant default or bankruptcy, the Private Fund may experience delays in enforcing the Private Fund’s rights as landlord and may incur substantial costs in protecting the Private Fund’s investment and re-leasing the Private Fund’s property. If a tenant defaults on or terminates a lease, the investment manager may be unable to lease the property for the rent previously received or sell the property without incurring a loss.

Risks of Environmental Liabilities. A Private Fund is exposed to environmental liabilities with respect to properties to which it takes title. In the course of a Private Fund’s business, the Private Fund may take title to real estate, and, if the Private Fund does take title, the Private Fund could be subject to environmental liabilities with respect to these properties. In such a circumstance, the Private Fund may be held liable to a governmental entity or to third parties for property damage, personal injury, and investigation and clean-up costs incurred by these parties in connection with environmental contamination, or may be required to investigate or clean up hazardous or toxic substances, or chemical releases, at a property. The costs associated with investigation or remediation activities could be substantial. If the Private Fund ever becomes subject to significant environmental liabilities, the Private Fund’s financial condition could be materially and adversely affected.

Risks Related to Costs Associated with Government Laws and Regulations. Costs imposed pursuant to governmental laws and regulations may reduce a Private Fund’s net income and the cash available for distributions to its investors. Real property and the operations conducted on real property are subject to federal, state and local laws and regulations relating to protection of the environment and human health. A Private Fund could be subject to liability in the form of fines, penalties or damages for noncompliance with these laws and regulations. These laws and regulations generally govern wastewater discharges, air emissions, the operation and removal of underground and above-ground storage tanks, the use, storage, treatment, transportation and disposal of solid and hazardous materials, the remediation of contamination associated with the release or disposal of solid and hazardous materials, the presence of toxic building materials and other health and safety-related concerns.

Some of these laws and regulations may impose joint and several liability on the tenants, owners or operators of real property for the costs to investigate or remediate contaminated properties, regardless of fault, whether the contamination occurred prior to purchase, or whether the acts causing the contamination were legal. Activities of the Private Fund’s tenants, the condition of properties at the time the Private Fund acquires them, operations in the vicinity of the Private Fund’s properties, such as the presence of underground storage tanks, or activities of unrelated third parties may affect the Private Fund’s properties.

The presence of hazardous substances, or the failure to properly manage or remediate these substances, may hinder the Private Fund’s ability to sell, rent or pledge such property as collateral for future borrowings. Any material expenditures, fines, penalties or damages the Private Fund must pay will reduce the Private Fund’s ability to make distributions and may reduce the value of the Private Fund.

Regulations may be promulgated that could restrict or curtail certain usages of existing structures or require that such structures be renovated or altered in some manner. The promulgation and enforcement of such regulations could increase expenses, and lower the income or rate of return, as well as adversely affect the value of any of the Private Fund’s investments. Operators are also subject to laws governing their relationship with employees, including minimum wage requirements, overtime, working conditions and work permit requirements. Compliance with, or changes in, these laws could reduce the revenue and profitability of the Private Fund. In addition, regulation of the leasing of residential property by many state and local governments includes controls over rents that may be charged to tenants. Such regulations often impose limits on rent increases and may require that properties comply with specified requirements as a precondition for rent increases.

Additionally, the Private Fund’s properties may be subject to takings or eminent domain by the government. Any such exercise of eminent domain would allow the Private Fund to recover only the fair value of the affected properties. “Fair value” could be substantially less than the real market value of the Private Fund’s internal assessment of value of the property for a number of years, and the Private Fund could effectively have no profit potential from properties acquired by the government through eminent domain. Finally, raw materials and labor required for construction may increase in cost beyond current expectations.  Specifically, the impact of ongoing tariff negotiations may impact the cost of raw materials needed for construction.

Risks Related to Costs Associated with Defending Claims of Environmental Liability, Environmental Regulatory Requirements, Remediating Any Contaminated Property or of Paying Personal Injury of Other Damage Claims. The costs of defending against claims of environmental liability, of complying with environmental regulatory requirements, of remediating any contaminated property or of paying personal injury or other damage claims could reduce the amounts available for distributions to a Private Fund’s investors. Under various laws, ordinances and regulations, a current or previous real property owner or operator may be liable for the cost of removing or remediating hazardous or toxic substances on, under or in such property. These costs could be substantial. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. Environmental laws also may impose liens on property or restrictions on the manner in which property may be used or businesses may be operated, and these restrictions may require substantial expenditures or prevent the Private Fund from entering into leases with prospective tenants that may be impacted by such laws. Environmental laws provide for sanctions for noncompliance and may be enforced by governmental agencies or, in certain circumstances, by private parties. Certain environmental laws and common law principles could be used to impose liability for the release of and exposure to hazardous substances, including asbestos-containing materials and lead-based paint. Third parties may seek recovery from real property owners or operators for personal injury or property damage associated with exposure to released hazardous substances and governments may seek recovery for natural resource damage. The costs of defending against claims of environmental liability, of complying with environmental regulatory requirements, of remediating any contaminated property, or of paying personal injury, property damage or natural resource damage claims could reduce the amounts available for distribution to the Private Fund’s investors.

Risk of Default By Purchasers of Property. If a Private Fund sells a property by providing financing to the purchaser, it will bear the risk of default by the purchaser, which could delay or reduce the distributions available to the Private Fund. If a Private Fund decides to sell any of its properties, it intends to use its best efforts to sell them for cash; however, in some instances, it may sell its properties by providing financing to purchasers. When it provides financing to a purchaser, it will bear the risk that the purchaser may default, which could reduce its cash distributions to its investors.  Even in the absence of a purchaser default, the distribution of the proceeds of the sale to Private Fund’s investors, or the reinvestment of the proceeds in other assets, will be delayed until the promissory note or other property it may accept upon a sale are actually paid, sold, refinanced or otherwise disposed.

Risk of Competition with Third Parties in Acquiring Properties and Other Investments. Competition with third parties in acquiring properties and other investments may reduce a Private Fund’s profitability and the return on the Private Fund’s investment. A Private Fund has significant competition with respect to its acquisition of properties and other investments with many other companies, including insurance companies, commercial banks, private investment funds, hedge funds, specialty finance companies, online investment platforms and other investors, many of which have greater resources than the Private Fund’s investment manager. The Private Fund may not be able to compete successfully for investments. In addition, the number of entities and the amount of funds competing for suitable investments may increase. If the Private Fund acquires properties and other investments at higher prices than its competitors and/or by using less-than-ideal capital structures, its returns will be lower and the value of its assets may not increase or may decrease significantly below the amount it paid for such assets. If such events occur, investors may experience a lower return on their investment. Additional funds with similar investment objectives may be formed in the future by other unrelated parties and further consolidations may occur.  In addition, the number of entities and the amount of funds competing for suitable investments may increase. If the Private Fund acquires properties and other investments at higher prices than its competitors and/or by using less-than-ideal capital structures, its returns will be lower and the value of its assets may not increase or may decrease significantly below the amount it paid for such assets. If such events occur, the investors may experience a lower return on their investment.  The success of the Private Fund will depend on the ability of the professionals of the investment manager and the General Partner to identify suitable investments, to negotiate and arrange the closing of appropriate transactions and to arrange the timely disposition of a sufficient number of suitable investments. There can be no assurance that the Private Fund will be able to locate, complete and exit investments that satisfy the Private Fund’s rate of return objectives, or realize upon their values.

Risk of Lack of Efficient Alternative Uses for Properties. Certain property types or portfolios of properties that a Private Fund acquires may not have efficient alternative uses and the Private Fund’s investment manager may have difficulty leasing them to new tenants and/or have to make significant capital expenditures to them to do so. Certain property types can be difficult to lease to new tenants, should the current tenant terminate or choose not to renew its lease.  These properties generally have received significant tenant-specific improvements and only very specific tenants may be able to use such improvements, making the properties very difficult to re-lease in their current condition. Additionally, an interested tenant may demand that, as a condition of executing a lease for the property, the property managers finance and construct significant improvements so that the tenant could use the property. This expense may decrease cash available for distribution, as the Private Fund may be required to (i) pay for the improvements up-front or (ii) finance the improvements at potentially unattractive terms.

Risk of Foreclosure. It is contemplated that the gross revenues to be derived from the operation of the investments will be sufficient to cover the expenses of maintaining and operating the investments, including servicing any applicable debt financing.  However, no assurance exists that such gross revenues will always be sufficient to cover such expenses. Failure by the revenues generated by the investments to meet the obligations under any applicable debt financing could result in loss of the investments through foreclosure and, thus, the investors losing their investment. Moreover, many forms of debt financing will have terms that will require a substantial “balloon payment” at maturity.  It is anticipated that the investments will be sold or refinanced at or prior to the time of the maturity.  The ability to repay any debt financing will be dependent upon the ability to sell the investments for more than the balloon amount or to obtain adequate refinancing at the respective due date.  Failure to sell the investments or to obtain the necessary refinancing when needed could result in a foreclosure of the investments.

Renovation Risks and Investments in Land, Development and Redevelopment. The renovation of residential apartments and related properties involves risks associated with the construction and renovation of real property, including the possibility of construction and renovation cost overruns and delays due to various factors (including inclement weather, labor or material shortages and the unavailability of construction and permanent financing) and market or site deterioration after acquisition or renovation. Any unanticipated delays or expenses in connection with the renovation of properties could have an adverse effect on the results of operations and financial condition of a Private Fund. The Private Fund, in addition to implementing a comprehensive renovation strategy, is expected to make additional investments in certain opportunistic assets or developments when the Private Fund’s investment manager believes that this strategy is prudent for the specific market conditions and capital requirements. Such additional investments may include the Private Fund acquiring direct or indirect interests in undeveloped land or underdeveloped real property (which may often be non-income producing), real estate developments or redevelopments.  To the extent that the Private Fund invests in such assets or activities, it will be subject to the risks normally associated with such assets and development activities. Such risks include risks relating to the availability and timely receipt of zoning and other regulatory approvals, the cost and timely completion of construction (including risks beyond the control of the Private Fund, such as weather or labor conditions or material shortages) and the availability of both construction and permanent financing on favorable terms. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development or redevelopment activities once undertaken, any of which could have an adverse effect on the Private Fund. Properties under development or properties acquired for development may receive little or no cash flow from the date of acquisition through the date of completion of development and may continue to experience operating deficits after the date of completion. In addition, market conditions may change during the course of development that make such development less attractive than at the time it was commenced.

Real Estate Tax Risk. Real property owned directly or indirectly by the Fund, including through the Private Funds, likely will be subject to real property taxes and in some instances, personal property taxes. Such taxes may increase as property tax rates change and as the properties are assessed or reassessed by taxing authorities. An increase in property taxes on real property owned by the Fund could adversely affect the Fund’s results from operations and could decrease the value of that real property.

Investments in Non-U.S. Securities Risk. Investments in non-U.S. securities are subject to the following risks.

General Risks of Investments in Non-U.S. Securities. Non-U.S. securities and real estate in which the Fund may invest give rise to risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

●	These risks may include political or social instability, the seizure by foreign governments of company assets, acts of war or terrorism, withholding taxes on dividends and interest, high or confiscatory tax levels, and limitations on the use or transfer of portfolio assets.

●	Enforcing legal rights in some foreign countries is difficult, costly and slow, and there are sometimes special problems enforcing claims against foreign governments.

●	Foreign securities and real estate are often valued in currencies other than the U.S. dollar. Changes in currency exchange rates will affect the Fund’s or a Private Fund’s valuation, the value of dividends and interest earned, and gains and losses realized on the sale of securities and real estate. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Private Fund’s investments to decline. Some foreign currencies are particularly volatile. Foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Fund’s foreign currency holdings. If the Fund or a Private Fund enters into forward foreign currency exchange contracts for hedging purposes, it may lose the benefits of advantageous changes in exchange rates. On the other hand, if the Fund or a Private Fund enters forward contracts for the purpose of increasing return, it may sustain losses.

●	Non-U.S. securities markets may be less liquid, more volatile and less closely supervised by the government than in the United States. Foreign countries often lack uniform accounting, auditing and financial reporting and recordkeeping standards, and there may be less public information about their operations.

Geographic Concentration Risk. From time to time, based on market or economic conditions, a Private Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on a Private Fund’s performance. Investing in such a manner could cause a Private Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another. The Fund expects its initial investments through Private Funds to be Private Funds investing in Italy and Spain.

Italy. Italy’s economy is globally competitive in the areas of business and financial services, agricultural and food production, fashion, design, tourism, and industrial production, including of vehicles and ships. Italy’s economy has experienced a gross domestic product growth decline in recent years. Factors weighing on private consumption and investment include inflation, which erodes real wage growth, tightening financial conditions, and the phasing out of measures adopted to mitigate the energy crisis induced by the war between Russia and Ukraine. Robust growth in the construction sector, which benefited from tax credits for eco-friendly renovation projects, as well as rebounds of the tourism and services sectors, helped drive a post-COVID expansion in 2022. Italy is one of the largest markets in the EU, with a diversified economy, and a skilled workforce. Italy’s economy the third largest in the EU and is dominated by small and medium-sized enterprises (firms with less than 250 employees).

Italy’s National Recovery and Resilience Plan (NRRP), which runs from 2021-2026, is funded by over €200 ($217) billion from EU funds to accelerate digital and green transitions and wide-ranging reforms addressing the Italian economy’s longstanding growth constraints – including a slow legal system, inefficient bureaucracy, and barriers to market competition – while promoting policies to address gender, youth, and regional disparities. To date, Italy has received €102 ($111) billion in EU grants and loans as part of the NRRP. Further disbursements will be dependent on Italy’s achievement of EU-agreed milestones and targets. The government has had difficulty, however, in spending the funds as quickly as planned due to a lack of administrative capacity, which is a systemic weakness the NRRP seeks to address through reforms of public administration.

The Italian government offers incentives to encourage private sector investment in targeted sectors and economically depressed regions, particularly in southern Italy. The incentives are available to eligible foreign investors as well. Incentives include grants, low-interest loans, and deductions and tax credits. Some incentive programs have a cost cap, which may prevent otherwise eligible companies from receiving the incentive benefits once the cap is reached. Italy provides an incentive for investments by small businesses in new machinery and capital equipment, available to eligible companies regardless of nationality. This investment incentive provides financing, subject to an annual cost cap. Sector-specific investment incentives are also available in targeted sectors. The government has renewed these benefits, extending them through 2027.

While foreign investors may obtain capital in local markets and have access to a variety of credit instruments, gaining access to equity capital in Italy is difficult. Italy has a relatively underdeveloped private-equity capital market and businesses have a long-standing preference for credit financing. The limited venture capital available is usually provided by established commercial banks and a handful of venture-capital funds. Italian firms remain overly reliant on bank financing, which discourages foreign investment. The Italian government has initiated some programs to encourage alternative forms of financing, including venture capital and corporate bonds.

Spain. Spanish gross domestic product growth has been strong among EU countries in recent years. Service-based industries, particularly those related to tourism, and energy-intensive industries remain most vulnerable to economic downturn. Spain’s key economic risks are high public debt levels, ballooning pension costs for its aging population, housing affordability, and stagnant productivity, though these areas are targets for government reforms. Next Generation EU recovery funds are designed to assist the Spanish economy, especially through digitalization and greening of the economy, to achieve long-term increases in productivity and growth. Spain’s credit ratings remain stable, and issuances of public debt – especially for green bonds – have been oversubscribed, reflecting strong appetite for investment in Spain. However, small- and medium-sized enterprises, which account for more than 99 percent of Spanish businesses, still have some difficulty accessing credit and rely heavily on bank financing. Small firms also experience more challenges accessing EU recovery funds.

Foreign direct investment played a significant role in modernizing the Spanish economy during the past 40 years. Foreign companies set up operations in large numbers to take advantage of Spain’s large domestic market, export possibilities, and growth potential. Spain’s automotive industry is mostly foreign-owned, and multinationals control half of the food production companies, one-third of chemical firms, and two-thirds of the cement sector. Foreign firms control about one-third of the insurance market. The Spanish government recognizes the value of foreign investment and sees it as a key part of its economic transformation and Spain’s continuing modernization. Spain continues to deepen its US foreign direct investment ties after Russia’s invasion of Ukraine. Spain offers investment opportunities in sectors and activities with significant added value and Spanish law permits 100 percent foreign ownership in investments (limits apply regarding audio-visual broadcast licenses and strategic sectors of the economy). In 2023, more than half of the total foreign investment in Spain (54.3 percent) went to the services sector, followed by the industrial sector (42.2 percent) and construction (3 percent). In 2023 the United States was the main foreign investor in Spain and had a gross direct investment in Spain of $8.78 billion, accounting for 28.8 percent of total investment flows.

In Spanish capital markets, credit is allocated on market terms, and foreign investors are eligible to receive credit in Spain. A large range of credit instruments are available through Spanish and international financial institutions. Many large Spanish companies rely on cross-holding arrangements and ownership stakes by banks rather than pure loans. These arrangements do not restrict foreign ownership. Several of the largest Spanish companies that engage in this practice are also publicly traded in the United States. There is a significant amount of portfolio investment in Spain, including by U.S. entities. Spain has an actively traded and liquid stock market, the IBEX 35.

Spain’s domestic housing crisis, which began in 2007, was linked to poor lending practices by Spanish savings banks. The government subsequently created a Fund for Orderly Bank Restructuring (FROB) through Royal Decree-law 9/2009, which restructured credit institutions to bolster capital and provisioning levels. The number of Spanish financial entities dropped significantly since 2009 through consolidation as banks have faced increased capital requirements and shrinking profit margins. The COVID-19 pandemic adversely affected the outlook for Spanish banks, though the government’s income support measures, fiscal support for ailing firms, and loan guarantees helped reduce the pressure on the sector. Given the Spanish banking system’s retail orientation, the Bank of Spain expects improving profitability in the context of rising interest rates and a favorable liquidity position, despite global instability in the banking system.

Emerging Markets Risks. The Fund may directly, or through Private Funds, invest in securities that may be located in developing or emerging markets, and therefore entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. The securities markets of emerging market countries may be substantially smaller and less developed than the major securities markets in the United States and other developed nations, and the Fund may be required to establish special custodial or other arrangements before transacting in securities traded in emerging markets. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. Securities of issuers in emerging market countries may have great volatility in currency exchange rates than issuers in developed countries. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries may have operating expenses that are higher than funds investing in other securities markets. Emerging market countries also may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund’s assets are uninvested and no return is earned thereon. The Fund’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Special Risks of Fund of Funds Structure. The Fund has certain additional risks related to its “fund of funds” investment structure, including the following:

No Registration of Private Funds. Private Funds will generally not be registered as investment companies under the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Private Funds. In addition, such Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Private Funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Private Fund manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. A Private Fund manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund.

Limits on Investments in Securities of Other Investment Companies. The Fund will comply with limitations in the Investment Company Act concerning investments in other investment companies, including investment in Private Funds. Generally, the Investment Company Act limits the extent to which investment companies can invest in securities of other investment companies, subject to certain statutory, regulatory and other exceptions. For example an investment company is generally prohibited under Section 12(d)(1)(A) of the Investment Company Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the acquiring investment company would own more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the acquiring investment company's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the acquiring investment company, subject to certain statutory, regulatory or other exceptions.

Also consider that an investment company does not have a limitation on the amount of its investments in all other Private Funds (i.e., those not within the definitions of "investment company" under Section 3(a)(1) of the Investment Company Act) under Section 12 of the Investment Company Act. This includes private funds which are: (i) not holding out as being primarily engaged in investing, reinvesting or trading in securities, or (ii) are engaged in investing, reinvesting, owning, holding or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the Investment Company Act), or are otherwise excluded from the definition of investment company under the Investment Company Act (e.g., by Section 3(c)(5)(C) of the 40 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate).

Further, the SEC adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While Rule 12d1-4 under the Investment Company Act permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Private Funds may be limited or unavailable, an investor who meets the conditions imposed by a Private Fund may be able to invest directly with the Private Fund. By investing in Private Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations, if any. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Private Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Private Funds directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Certain Private Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Private Funds and the Fund generally. Accordingly, a Private Fund manager with positive performance may receive performance-based compensation from the underlying Private Fund, and thus indirectly from the Fund and its shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Private Fund managers will range from 1.00% to 3.00% (annualized) of the average NAV of the Fund’s investment. In addition, certain Private Fund managers charge an incentive allocation or fee generally ranging from 15.00% to 35.00% of a Private Fund’s net profits, although it is possible that such ranges may be exceeded for certain underlying Private Fund managers. The performance-based compensation received by a Private Fund manager also may create an incentive for that manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Private Fund manager without independent oversight.

Privately-Owned Issuers. Privately owned issuers in which the Private Funds invest typically have little publicly available information about these businesses. Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the companies in which the Private Funds invest. Privately owned companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a privately held company and, in turn, on the Fund. Private companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private companies may have substantial debt loads. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Private Fund Managers Invest Independently. The Private Fund managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Private Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Private Funds selected by the Adviser may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Constraints of Private Funds. Since the Fund may make additional investments in or affect withdrawals from a Private Funds only at certain times pursuant to limitations set forth in the governing documents of the Private Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase shares. The redemption or withdrawal provisions regarding the Private Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in a Private Fund promptly after it has made a decision to do so. Some Private Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase shares from shareholders. Private Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Private Fund, it may receive securities that are illiquid or difficult to value. See “Calculation of Net Asset Value.” In these circumstances, the Adviser does not intend to distribute securities to shareholders and therefore would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Valuation of Private Funds. While the valuations of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in the Private Funds are not publicly traded. As permitted by Rule 2a-5 under the Investment Company Act, the Fund’s Board of Trustees has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform fair value determinations relating to all of the Fund’s portfolio investments, including the Fund’s investments in the Private Funds. As the Valuation Designee, the Adviser has adopted and implemented procedures to be followed when making fair value determinations, which have been approved by the Fund’s Board of Trustees. The Adviser carries out its designated responsibilities as Valuation Designee through the valuation procedures, which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The fair valuations of a Private Fund may be based on information provided by the Private Funds or their respective administrators. For information about the value of the Fund’s investment in a Private Fund, the Adviser will be dependent on information provided by the Private Fund, including quarterly unaudited financial statements which if inaccurate could adversely affect the Adviser’s ability to value the Shares accurately. Although the Adviser reviews the valuation procedures used by all Private Fund managers, neither the Adviser nor the administrator can confirm the accuracy of valuations provided by Private Funds or their administrators. APrivate Fund manager may face a conflict of interest in valuing such securities since their values will affect such manager’s compensation. Moreover, the fair valuation of the Fund’s investment in a Private Fund may vary from the value of the investment that may be obtained if such investment were sold to a third party.

High Portfolio Turnover. The Fund’s activities involve investment in the Private Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Private Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from a Private Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Indemnification of Private Funds. The Private Fund managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Private Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their underlying Private Fund managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Private Funds.

Investments in Non-Voting Securities. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Private Fund. This limitation on owning voting securities is intended to ensure that a Private Funds is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Private Funds, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Private Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Private Funds. Other accounts managed by the Adviser may also waive its voting rights in a particular Private Fund (for example, to facilitate investment in small Private Funds determined to be attractive by the Adviser). Subject to the oversight of the Board, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Private Fund. Rights may not be waived or contractually limited for a Private Fund that does not provide an ongoing ability for follow-on investment, such as a Private Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Private Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Private Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Private Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Private Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of a Private Fund. In these circumstances, transactions between the Fund and a Private Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Lack of Control Over Private Fund Managers. Once the Adviser has selected Private Funds, the Adviser will have no control over the investment decisions made by any such Private Fund. Although the Adviser will evaluate regularly each Private Fund and its adviser to determine whether their respective investment programs are consistent with the Fund’s investment objectives, the Adviser will not have any control over the investments made by any Private Fund. Even though the Private Funds are subject to certain constraints, the advisers may change aspects of their investment strategies. The Private Fund’s advisers may do so at any time (for example, such change may occur immediately after providing the Adviser with the quarterly unaudited financial information for a Private Fund). The Adviser may reallocate the Fund’s investments among the Private Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Private Funds, which may prevent the Fund from reacting rapidly to market changes should a Private Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Private Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Funding Issues. A Private Fund’s results of operations, financial condition and business may be impacted by its ability to secure bank credit facilities (including term loans and revolving facilities), warehouse facilities and structured financing arrangements, public and private debt or bond issuances (including through securitizations), repurchase agreements and derivative instruments, in addition to transaction or asset specific funding arrangements and additional repurchase agreements on acceptable terms. A Private Fund may also rely on short-term financing that would be especially exposed to changes in availability. A Private Fund’s access to sources of financing will depend upon a number of factors, over which its has little or no control, including:

●	general economic or market conditions;
●	the market’s view of the quality of its assets;
●	the market’s perception of its growth potential; and
●	its current and potential future earnings and cash distributions.

Unfavorable economic conditions, such as those caused by the COVID-19 pandemic, or capital market conditions may increase a Private Fund’s funding costs, limit its access to the capital markets or could result in a decision by its potential lenders not to extend credit. An inability to successfully access the capital markets could limit a Private Fund’s ability to grow its business and fully execute its business strategy. In addition, any dislocation or weakness in the capital and credit markets could adversely affect a Private Fund’s lenders and could cause one or more of its lenders to be unwilling or unable to provide it with financing. In addition, as regulatory capital requirements imposed on a Private Fund’s lenders are increased, they may be required to limit, or increase the cost of, financing they provide to the Private Fund. In general, this could potentially increase a Private Fund’s financing costs and reduce its liquidity. There is no assurance that a Private Fund will be able to obtain financing on favorable terms or at all.

Lines of Credit. A Private Fund may seek to obtain one or more lines of credit in an effort to provide for a ready source of liquidity for any business purpose. There can be no assurances that a Private Fund will be able to obtain one or more lines of credit on financially reasonable terms or at all. Further, distributions may be subordinated to payments required in connection with any indebtedness contemplated thereby. A Private Fund may utilize a line of credit for the benefit of its affiliates that may invest alongside the Private Fund in one or more investments.

Credit Markets. Any adverse changes in the global credit markets could make it more difficult for a Private Fund to obtain favorable financing. A Private Fund’s ability to generate attractive investment returns for its shareholders will be adversely affected to the extent it is unable to obtain favorable financing terms. If a Private Fund is unable to obtain favorable financing terms, it may not be able to adequately leverage its portfolio, may face increased financing expenses or may face increased restrictions on its investment activities, any of which would negatively impact its performance.

Restrictive Covenants. When providing financing, a lender may impose restrictions on a Private Fund that affect its distribution and operating policies and its ability to obtain additional loans. Loan documents a Private Fund enters into may contain covenants that limit its ability to further mortgage or dispose of the property or discontinue insurance coverage. In addition, loan documents may limit a Private Fund’s ability to enter into or terminate certain operating or lease agreements related to the property. Loan documents may also require lender approval of certain actions and as a result of the lender’s failure to grant such approval, a Private Fund may not be able to take a course of action it deems most profitable. These or other limitations may adversely affect a Private Fund’s flexibility and its ability to make distributions.

Joint Ventures. A Private Fund may, directly or indirectly, enter into joint ventures to acquire properties and other assets. A Private Fund may also purchase and develop properties in joint ventures or in partnerships, co-tenancies or other co-ownership arrangements. Such investments may involve risks not otherwise present with other methods of investment, including, for example, the following risks: that the Private Fund’s co-venturer, co-tenant or partner in an investment could become insolvent or bankrupt; that such co-venturer, co-tenant or partner may at any time have economic or business interests or goals that are or that become inconsistent with the Private Fund’s business interests or goals; that such co-venturer, co-tenant or partner may be in a position to take action contrary to the Private Fund’s policies or objectives; or that disputes between the Private Fund and the co-venturer, co-tenant or partner may result in litigation or arbitration that would increase the Private Fund’s expenses and prevent the Private Fund’s Adviser from focusing its time and effort on the Private Fund’s operations.

Any of the above might subject a property to liabilities in excess of those contemplated and thus reduce returns on that investment and the value of the Fund’s investment.

Use of Leverage by Private Funds. In addition to any borrowing utilized by the Fund, the Private Funds in which the Fund invests may utilize financial leverage. The Private Funds may be able to borrow, subject to the limitations of their charters and operative documents. The Private Funds are not subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. To that end, the Fund intends to limit its direct borrowing to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. While leverage presents opportunities for increasing the Fund’s total return, it has the effect of potentially increasing the Fund’s market exposure, magnifying investment risks, and may cause losses to be realized more quickly. Leverage may also cause the Fund’s NAV to be more volatile than if it had not been leveraged.

Possible Competition Between Private Funds and Between the Fund and the Private Funds. The Private Funds trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Private Fund could increase the level of competition for the same trades that other Private Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Other Risks Related to the Fund’s Investment in Private Funds. The Fund’s investment in Private Funds may include the following additional risks:

Preferred Securities Risk. There are various risks associated with investing in preferred securities in which the Fund may invest, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities. The preferred equity investments in which the Fund or the Private Funds will invest, by the nature of the capital structure of such investments, will involve a high degree of financial risk. These securities will be unsecured. These investments often reflect a greater possibility that adverse changes in the financial condition of the counterparty and underlying assets or general economic conditions or both may impair the ability of the counterparty to make distributions. Preferred equity investments are often issued in connection with leveraged acquisitions, recapitalizations or restructurings, each of which entails potential risks.

Convertible Securities Risk. Convertible securities in which the Fund may invest are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed income and preferred securities also may be subject to prepayment or redemption risk. In addition, the Fund and Private Funds may invest in fixed income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments and may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond or preferred share. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.

Inflation and Rising Interest Rates. Periods of high inflation and high interest rates, as well as periods of substantial volatility in interest rates could impact the value of investments made by the Fund directly or through a Private Fund. The value of certain investments can be expected to be extremely sensitive to changes in interest rates in the markets it operates. The Fund’s or a Private Fund’s investments will likely incur debt that bears interest at a variable rate. Accordingly, increases in interest rates would increase the interest costs of the Fund’s or a Private Fund’s investments, which could materially and adversely affect the results of operations and ability to pay amounts due on the outstanding debt.

Prepayment Risk and Redemption Risk. Debt investments may face prepayment risk and interest rate fluctuations that may adversely affect the Fund’s results of operations and financial condition. During periods of declining interest rates, the issuer of a security or borrower under a loan may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment of proceeds from such prepayment in lower yielding securities or loans, which may result in a decline in returns. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Fund’s or a Private Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. If the U.S. Federal Reserve or other relevant central banks increase benchmark interest rates, this could also negatively impact the price of debt instruments and could adversely affect the value of debt investments and the Fund’s NAV per Share.

Interest Rate Risk. The volatility of the global credit markets could make it more difficult to obtain favorable financing for investments. During periods of volatility, which often occur during economic downturns, generally credit spreads widen, interest rates rise, and investor demand for high yield debt declines. These trends result in reduced willingness by investment banks and other lenders to finance new investments and deterioration of available terms. If the overall cost of borrowing increases, either by increases in the index rates or by increases in lender spreads, the increased costs may result in future acquisitions generating lower overall economic returns and potentially reducing future cash flow available for distribution. Disruptions in the debt markets negatively impact the ability to borrow monies to finance the purchase of, or other activities related to, securities and other assets. If the Fund or a Private Fund is unable to borrow monies on terms and conditions that it finds acceptable, it likely will have to reduce the number of properties it can purchase, and the return on the properties it does purchase may be lower. In addition, a Private Fund may find it difficult, costly or impossible to refinance indebtedness that is maturing. Moreover, to the extent that such marketplace events are not temporary, they could have an adverse impact on the availability of credit to businesses generally and could lead to an overall weakening of the U.S. economy. As interest rates decrease, issuers may refinance loans, which will result in a reduction in the principal value of the loans and require the Fund or a Private Fund to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers may experience difficulty in making payments, resulting and delinquencies and defaults.

MANAGEMENT OF THE FUND

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board consists of four Trustees, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board establishes policies for the operation of the Fund and appoints the Fund’s officers. The Board also oversees risk as part of its general oversight of the Fund. The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Fund, including, among other things, approving the Fund’s investment objectives, policies and restrictions and the compliance policies and procedures of the Fund and for the Fund’s service providers (as defined in Rule 38a-1 of the Investment Company Act). The Fund enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Adviser, Administrator, Transfer Agent, Distributor and Custodian. The Trustees are responsible for approving the agreements between these service providers and the Fund and exercising oversight of the Fund’s service providers. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during at least the past five years, as well as a description of committees of the Board, are set forth under “Management of the Fund” in the SAI.

Investment Adviser

Pragmatic Advisory LLC, (the “Adviser”), serves as the investment adviser to the Fund under an investment advisory agreement between the Fund and the Adviser dated [•], 2026 (the “Investment Advisory Agreement”). The Adviser’s principal office is located at One World Trade Center, 85th Floor, New York, New York 10007. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in July 2026. The Adviser is controlled by Turan Almammadov, its Member and Chief Executive Officer, and Evan Thomsen, its Member and Chief Operating Officer, through their indirect ownership of the Adviser’s outstanding voting securities.

Under the terms of the Investment Advisory Agreement, and subject to the authority of the Board, the Adviser will supervise and manage the investment and reinvestment of the Fund’s assets and have complete discretion in purchasing and selling securities and other assets for the Fund. In addition, the Adviser will supervise and arrange for the day-to-day operations of the Fund and will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

Pursuant to the Investment Advisory Agreement, and in consideration of the investment advisory services provided by the Adviser to the Fund, the Adviser is entitled to an advisory fee payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 1.50%. The Adviser has contractually agreed through [•], 20[•], to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading and brokerage costs, acquired fund fees and expenses and extraordinary or non-routine expenses such as litigation expenses) do not exceed 2.25% of average daily net assets (the “Expense Limitation Agreement”). The Expense Limitation Agreement may not be terminated prior to [•], 20[•] without Board approval. Under the Expense Limitation Agreement, the Adviser may be reimbursed by the Fund for any contractual fee waivers or assumptions of expenses if reimbursement to the Adviser (a) occurs within three years from the date of the Adviser’s waiver/assumption and (b) does not cause the Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/assumption or the time of the reimbursement.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first report to shareholders for the period after the Fund commences operations.

Portfolio Manager

Dino Wyatt, Chief Investment Officer of the Adviser, has served as the Fund’s portfolio manager since the Fund’s inception. Mr. Wyatt is ultimately responsible for all investment decisions made for the Fund and is solely responsible for the day-to-day investment operations of the Fund. Mr. Wyatt also has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with the Fund’s stated investment objectives and strategies. Mr. Wyatt has over 30 years’ experience in investment management and has served as Chief Investment Officer of the Adviser since June 2026. Prior to joining the Adviser, Mr. Wyatt served as a Director of Diamond Edge Capital Ltd. since 2015 where Mr. Wyatt funded real estate structured debt in the United Kingdom and Europe.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Shares.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this Prospectus, the Fund has not commenced operations; however, the Adviser, as the Fund’s sole initial shareholder may be considered to be a control person of the Fund.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any), or with respect to certain brokerage or custodial platforms providing services to other accounts managed by the portfolio manager.

Adviser compensation levels are linked to revenue generation, which may in turn be higher for allocations of client assets to the Fund or particular brokerage or custodial platforms, creating an incentive for the Adviser to concentrate client assets in the Fund or, with respect to Other Accounts, with such brokers or custodians. Certain custodial platforms may provide the Adviser or portfolio managers with financial support, technology, or other non-cash benefits conditioned on or influenced by asset levels or flows, creating incentives to concentrate client assets held in Other Accounts with such custodians.

In addition, the Adviser or its affiliates may have potential conflicts of interest. For example, the Adviser may recommend or allocate Other Accounts’ assets to the Fund, for which the Adviser also serves as investment adviser, and faces a conflict of interest in recommending the Fund to such Other Accounts. In such cases, the Adviser earns advisory fees from the Fund, and the Other Accounts may incur layered fees (e.g., the client's standard advisory fee paid to the Adviser plus the advisory fee paid to the Adviser by the Fund). This creates a material conflict of interest, as the Adviser has a financial incentive to favor client allocations to the Fund over alternative investments that may have lower overall costs or different risk/return profiles. Pursuant to the Adviser’s policies and procedures, the Adviser must consider investments in third-party managers before recommending an allocation of client assets held in Other Accounts to the Fund. The Adviser’s policies and procedures ensure that allocation decisions are driven by client suitability rather than fee generation or Adviser compensation incentives. The Adviser’s Chief Compliance Officer also maintains compensation records and performs annual reviews, including a fee analysis to ensure that total compensation received by the Adviser is reasonable in relation to the services provided to each client.

The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of Shares.

CONTINUOUS OFFERING

Shares are offered for purchase in a continuous offering at their NAV per Share next determined after an order is accepted. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open or close to new investments at any time at the discretion of the Adviser, subject to approval by the Fund’s Board of Trustees.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). The Fund does not calculate the NAV on dates the NYSE is closed for trading, which include New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Share will be offered at NAV. During the continuous offering, the price of the Shares will increase or decrease on a daily basis according to the NAV of the Shares. In computing NAV, portfolio securities of the Fund for which market quotations are readily available are valued at their current market values determined on the basis of market quotations. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of Shares outstanding.

If market quotations are not readily available (as in the case of Private Funds), securities are valued at fair value as determined by the Fund’s Adviser as the valuation designee pursuant to Investment Company Act Rule 2a-5 (the “Valuation Designee”), and subject to oversight by the Fund’s Board of Trustees. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Valuation Designee. The Adviser conducts its duties as the Valuation Designee through a Valuation Committee, which meets at least monthly. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Like all investments that are valued at fair value, the Private Funds will be difficult to value. There is no single standard for determining fair value of a security. Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate the Fund’s NAV.

In determining the fair value of a security for which there are no readily available market quotations, the Adviser employs the following procedures. In calculating the Fund’s NAV, the Adviser uses various valuation methodologies in a manner consistent with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. When pricing securities or other assets at fair value, including the Private Funds, the Adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In this regard, the Adviser provides the Fund’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s valuation procedures.

The Fund values its interests in the Private Funds at the NAV reported by each Private Fund’s manager or administrator, using the NAV practical expedient under ASC 820, where the Private Fund qualifies as an investment company for accounting purposes under ASC 946 (as is typical of the Cayman Islands exempted limited partnerships in which the Fund invests) and measures its investments at fair value under U.S. generally accepted accounting principles (“GAAP”). The Valuation Designee does not rely on a reported NAV unilaterally: it conducts initial and ongoing due diligence on each Private Fund manager’s valuation policies and procedures and reviews each reported NAV for reasonableness before it is used, as described below. The Valuation Designee will also consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Private Fund manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. The Valuation Designee shall adjust the reported NAV of a Private Fund where: material events have occurred between the Private Fund’s reporting date and the Fund's valuation date; known errors or material misstatements exist in the reported NAV; the Private Fund’s valuation methodology is assessed to be inconsistent with fair value principles; or redemption restrictions, withdrawal limitations, or gates impair the Fund's ability to realize value at the reported NAV. In such cases, a liquidity discount or haircut may be applied, the quantum of which shall be approved by the Valuation Committee and documented. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Private Fund. In other cases, as when a Private Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Private Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Private Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

The private markets funds (as defined below), and any other Private Fund that does not calculate a daily NAV, report their NAVs monthly, within 30 calendar days of each month-end. Because the Fund calculates its NAV daily, the Fund’s interest in each such Private Fund is carried forward at its most recently reported and reviewed NAV until the next reported NAV is applied. Between reported NAV dates, the carried-forward value is adjusted only for capital activity between the Fund and the Private Fund, the daily accrual of income, fees, and expenses attributable to the interest, and any adjustment approved by the Valuation Committee as a result of a material event or a significant market movement, including a significant movement in exchange rates (the private markets funds’ underlying investments are principally denominated in euro and are translated into U.S. dollars by the Private Fund managers at each reported NAV date). On each repurchase pricing date, the Valuation Committee specifically considers whether the carried-forward values require adjustment. The Fund’s interest in any Private Fund that calculates a daily NAV from observable market prices, including the Private Fund through which the Fund initially invests in public markets strategies, is valued at that Private Fund’s daily NAV.

For Private Funds that invest in private equity, real estate, and private credit (the “private markets funds”), the Adviser has adopted a two-tier valuation framework. First, each month, before a private markets fund’s reported NAV is used, the Adviser reviews it for reasonableness, including by comparing the movement in the value of each holding with the movement implied by an approved proxy index (an observable market index used to assess the reasonableness of reported values) or, for real estate, a desktop update of capitalization rates, rental values, and occupancy; reviewing the manager’s NAV package, including asset-level data and key valuation inputs; and considering known asset-level events. Movements that cannot be explained are queried with the manager and, where unresolved, escalated to the Valuation Committee. Proxy indices are used only to assess reasonableness and are not used to determine fair value. Second, as of March 31 and September 30 of each year (the Fund’s semi-annual reporting date and fiscal year-end), the Adviser performs its own full bottom-up fair value determination for every private equity portfolio company, real estate asset, and private credit instrument held by the private markets funds, supported by independent external valuers and, for real estate, independent RICS-qualified appraisers. For private equity, the Adviser determines enterprise value primarily through a market approach using earnings multiples derived from comparable companies in the relevant sector, recent merger and acquisition transactions and, where applicable, comparable international transactions, and may use a discounted cash flow methodology as a corroborating cross-check (or as the primary methodology for portfolio companies at an early stage of expansion). The price of a recent arm’s-length investment may be used to calibrate inputs at inception but is not used as a stand-alone valuation methodology. Real estate is valued principally using income capitalization and discounted cash flow methods, and private credit instruments using a discounted cash flow analysis at current market yields (or, for impaired instruments, a probability-weighted recovery analysis). These bi-annual valuations serve as a cross-check of the reported NAVs as of the same dates: where a reported NAV differs from the Adviser’s valuation by more than 10% for any holding, the difference is investigated with the manager and escalated to the Valuation Committee, which determines whether the reported NAV reflects fair value or requires adjustment. In addition, when the Private Funds’ audited financial statements are issued, the Fund’s values are reconciled to the audited figures, and any confirmed difference is reflected in the Fund’s NAV when identified.

Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset, including the Private Funds, may differ from the fair value of that security or other asset as determined by the Adviser at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset, including the Private Funds, may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund. In particular, because the private markets funds report their NAVs monthly and up to 30 calendar days after each month-end, changes in their value will be reflected in the Fund’s NAV only when a new reported NAV is applied, and shareholders who purchase shares or tender shares for repurchase between reported NAV dates may do so at a NAV that does not reflect such changes.

In connection with its fair value determinations, the Valuation Designee may utilize independent pricing services that have been approved in accordance with the Fund’s valuation procedures to furnish market quotations or other fair value measurements. Prior to the initial appointment of any pricing service, the Valuation Designee conducts appropriate due diligence of the pricing service to the extent necessary to identify and evaluate the inputs, methods, models, and assumptions used by the pricing service to determine whether and to what extent changes in market conditions may impact the pricing service’s methodologies. In addition, at least annually, the Valuation Designee will conduct a due diligence review of each pricing service, and will report the results to the Board at least annually.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV materially have affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell Shares. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. To the extent necessary, the Adviser will obtain exchange rates from recognized independent pricing agents.

Readily marketable portfolio securities listed on a national securities exchange are valued, except as indicated below, at the last sale price reflected on the primary exchange on which the security is traded as of the valuation date. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fund’s Valuation Designee shall determine in good faith to reflect its fair value. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Valuation Designee determines in good faith to reflect their fair value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Adviser believes reflect most closely the value of such securities.

Government bonds, corporate bonds and municipal bonds, including high-yield or junk bonds, normally are valued at prices provided by independent pricing services. Prices from these sources may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, which is a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity, institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data.

Investments in other investment companies are valued at such company’s then-current net asset value.

The Adviser, as Valuation Designee, will provide the Board with written reports no less frequently than quarterly on the fair valuation process, including any material fair value matters that arose during the quarter; an annual written assessment of the adequacy and effectiveness of the fair valuation process; and prompt notification, within five business days of determining that a matter is material, of matters that materially affect the fair value of the Fund’s investments, including material errors in the calculation of NAV. To the extent deemed necessary by the Adviser, the Board will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

PLAN OF DISTRIBUTION

Distributor

Foreside Fund Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101 (“Foreside” or the “Distributor”), is the distributor for the Shares. Shares are offered for purchase in a continuous offering at their NAV per Share next determined after an order is accepted. Any purchase order may be rejected by the Distributor or the Fund. The Distributor or the Fund also may suspend or terminate its offering of the Shares at any time. The Distributor also may enter into broker-dealer selling agreements with financial intermediaries or other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. None of the Adviser, the Fund or the Distributor intends to make a market in the Fund’s Shares. Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares.

The Distribution Agreement between the Fund and Foreside provides that the Fund will indemnify the Distributor and its affiliates, their respective members, managers, directors, officers, employees, agents and control persons (within the meaning of Section 15 of the Securities Act of 1933 (the “Securities Act”)) against certain liabilities arising under or relating to the Distribution Agreement or certain applicable securities laws, including the Securities Act, the Investment Company Act or the Securities Exchange Act of 1934 (the “Exchange Act”). However, the Distributor shall not be protected against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement. The Distribution Agreement further provides that the Distributor will indemnify, defend and hold free and harmless from certain liabilities the Fund and its affiliates, their Trustees, directors, officers, employees, representatives and control persons (within the meaning of Section 15 of the Securities Act) against certain liabilities arising under or relating to the Distribution Agreement or applicable securities laws. However, the Fund is not protected against any liability to the Distributor to which the Fund otherwise would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement, or by reason of its reckless disregard of its obligations under the Distribution Agreement. Please reference the section of the SAI entitled “DISTRIBUTION OF FUND SHARES” for additional details concerning the indemnification provisions of the Distribution Agreement.

The Fund’s Shares are offered on a continuous basis. Purchase orders will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any purchase order in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful).

The Adviser may pay compensation out of its own resources (i.e., not Fund assets) to certain investment advisers, brokers, dealers or other financial intermediaries that have agreed to participate in the distribution of the Fund’s Shares, for sales and wholesaling support, and also for other services. Reference the section of this Prospectus entitled “REVENUE SHARING”

Intermediaries may charge a fee directly to investors for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund but will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Shareholders should direct any questions regarding such fees to the relevant intermediary.

REVENUE SHARING

Although not currently anticipated, in the future, the Adviser may make payments for marketing, promotional or related services including account maintenance, provision of shareholder information and other support shareholder services, provided by investment advisers, broker-dealers and other financial intermediaries that sell Shares or which include the Fund as an investment option for their respective customers. These payments are often referred to as “revenue sharing payments,” and would be paid from the Adviser’s own legitimate profits and other of its own resources (not from the Fund’s assets) and may be in addition to any Rule 12b-1 payments or shareholder servicing fees with respect to a particular share class that are paid to broker-dealers and other financial intermediaries.

INVESTOR SUITABILITY

An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money on your investment in the Fund, including potentially the amount of your entire investment in the Fund. An investment in the Fund is suitable only for sophisticated, long-term investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisers should consider the suitability of an investment in the Fund with respect to the investor’s investment objectives and personal situation, and consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Fund is a closed-end interval fund. The Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market for the Shares to exist in the future.

PURCHASING FUND SHARES

How to Purchase Fund Shares

Financial institutions and intermediaries on behalf of their clients may purchase Shares of the Fund by placing orders with Atlantic Shareholder Services, LLC, the Fund’s transfer agent (or its authorized agent) (the “Transfer Agent”). Institutions and intermediaries that use certain proprietary systems of the Adviser may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. The Fund generally does not accept investments from non-U.S. investors and reserves the right to decline such investments.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption and exchange orders for Shares. These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis. In accordance with the USA PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Fund’s Anti-Money Laundering Program. As requested by your financial intermediary, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your Shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail

To make an initial purchase by mail, complete an account application and mail the application with a check made payable to the Fund to: [•]

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Minimum Purchases

The minimum initial investment in the Fund is $500, with a minimum subsequent investment of $100. Such minimum investment values will be subject to waiver in the Adviser’s sole discretion. If you purchase Shares through an intermediary, different minimum account requirements may apply. The Distributor and/or an officer of the Fund or Adviser reserves the right to waive the investment minimums under certain circumstances.

Automatic Investment Plan – Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of $100 on specified days of each month into your established Fund account. Please contact the Transfer’s Agent at [•] for more information about the Fund’s Automatic Investment Plan.

PERIODIC OFFERS TO REPURCHASE SHARES

The Fund is not aware of any currently existing secondary market for the Shares and does not anticipate that a secondary market will develop for the Shares. A secondary market is a market, exchange facility, or system for quoting bid and asking prices where securities such as the Shares can be readily bought and sold among holders of the securities after they are initially distributed. Without a secondary market, shares are not liquid, which means that they are not readily marketable.

The Fund, however, has taken action to provide a measure of liquidity to shareholders. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, share repurchase policies as fundamental policies. This means the policies may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. These policies provide that the Fund will make Repurchase Offers, which are quarterly offers by the Fund to repurchase a designated percentage of the outstanding Shares owned by the Fund’s shareholders. The Fund is therefore designed primarily for long-term investors.

The Fund will suspend or delay a Repurchase Offer only if certain regulatory requirements (described in the notice of the Repurchase Offer) are met. See “PERIODIC OFFERS TO REPURCHASE SHARES—Suspension or Postponement of Repurchase Offer.” Once every two years the Board may determine in its sole discretion to have one additional Repurchase Offer in addition to the regular quarterly Repurchase Offers.

Repurchase Dates

Once every quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline (defined below), or the next business day, if the 14th day is not a business day. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, and other applicable laws.

Repurchase Request Deadline

The “Repurchase Request Deadline” is the date by which shareholders wishing to tender Shares for repurchase must respond to the Repurchase Offer. The first Repurchase Request Deadline for the Fund shall occur no later than two periodic repurchase intervals (that is, two quarters) after the effective date of the Fund’s registration statement. When a Repurchase Offer commences, the Fund sends, at least 21 days, but no more than 42 days, before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

●	Detailed instructions for how to tender Shares.

●	The percentage of outstanding Shares that the Fund is offering to repurchase (the “Repurchase Amount”) and the procedures for how the Fund will purchase Shares on a pro rata basis if the Repurchase Offer is oversubscribed, subject to any exceptions.

●	The date on which a shareholder’s repurchase request is due (the “Repurchase Request Deadline”).

●	The date that will be used to determine the Fund’s NAV applicable to the Repurchase Offer (the “Repurchase Pricing Date”).

●	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase (the “Repurchase Payment Deadline”).

●	A statement that the NAV may fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the latest possible Repurchase Pricing Date under certain circumstances.

●	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

●	The circumstances in which the Fund may suspend or postpone the Repurchase Offer.

●	The NAV per share of the Shares as of a date no more than seven days before the date of the written notice and the means by which Shareholders may ascertain the NAV per share.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate their Shares until a subsequent Repurchase Offer, and will have to resubmit a repurchase request in the next Repurchase Offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Amounts

The Board, in its sole discretion, will determine the Repurchase Offer Amount for a given Repurchase Request Deadline. It is expected that each Repurchase Offer Amount will be approximately 5% of the Fund’s outstanding Shares, subject to applicable law and to approval of the Board. In all cases each Repurchase Offer Amount will be at least 5% and not more than 25% of the Fund’s outstanding Shares, as required by Rule 23c-3 under the 1940 Act.

If shareholders tender more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase, at the sole discretion of the Board, an additional amount of Shares not exceeding 2% of the Shares outstanding on the Repurchase Request Deadline. If shareholders tender more Shares than the Fund decides to repurchase, whether the Repurchase Offer Amount or the Repurchase Offer Amount plus the additional 2% of outstanding Shares, the Fund will repurchase the Shares on a pro rata basis, rounded down to the nearest full Share. The Fund may, however, (i) accept all Shares tendered by shareholders who own less than one hundred Shares and who tender all their Shares, before accepting on a pro rata basis Shares tendered by other shareholders, or (ii) accept by lot Shares tendered by shareholders who tender all Shares held by them and who, when tendering their Shares, elect to have either all or none, or at least a minimum amount or none, accepted, after accepting all Shares tendered by shareholders who do not make this election.

Repurchase Price

The Repurchase Pricing Date is the date on which the repurchase price for Shares is determined, which will be no later than the 14th day after the Repurchase Request Deadline (or the next business day if the 14th day is not a business day). The Fund will distribute payment to shareholders no later than seven (7) calendar days after the Repurchase Pricing Date. The Fund’s NAV per Share may change materially between the date a Repurchase Offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and the Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed above under “DETERMINATION OF NET ASSET VALUE.”

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only if a majority of the Board, including a majority of the Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, vote to do so, and only (a) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (b) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which any emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund to fairly determine its NAV; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The Fund will send to its shareholders notice of any suspension or postponement and notice of any renewed Repurchase Offer after a suspension or postponement.

Special Considerations of Repurchases

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. Payment for repurchased Shares may require the fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the fund’s portfolio turnover and potentially causing the fund to realize losses. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the fund’s NAV.

The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to purchase investments to satisfy the obligation to maintain “liquid assets” described above, or to meet repurchase requests. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to avoid borrowing to meet repurchase obligations. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased Shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Selling Shares in Writing

Generally, in a Repurchase Offer, requests to tender Shares with a value of $100,000 or less can be made over the phone at ([•]) [•]-[•] provided that you have not changed your address by phone or online within the last 15 days. You may not tender over the phone more than $100,000 in Shares during any single Repurchase Offer period. If your Shares are held in street or nominee name, please contact your securities dealer to tender your Shares by telephone. Otherwise, written instructions with respect to your tender of Shares in a Repurchase Offer must be completed in the manner described, and on the appropriate forms included, in the notification to shareholders of the Repurchase Offer.

Sometimes, to protect you and the Fund, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

●	you are selling more than $100,000 worth of Shares;

●	you want your proceeds paid to someone who is not a registered owner; or

●	you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account.

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received. A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers. A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell Shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Repurchase Proceeds

The Fund generally pays sale (redemption) proceeds in cash. Your repurchase amount will be sent within seven days after the Repurchase Pricing Date, as described above, assuming we receive your request in proper form by the Repurchase Request Deadline.

INVOLUNTARY REPURCHASES

The Fund may, at any time, repurchase at NAV Shares held by a shareholder, or any person acquiring Shares from or through a shareholder. See “Mandatory Redemption by the Fund” below.

A shareholder tendering for repurchase only a portion of its Shares must maintain an investment balance of at least $10,000 after the repurchase is effected. If a shareholder tenders an amount that would cause the shareholder’s investment balance to fall below the required minimum, the Fund reserves the right to repurchase all of the shareholder’s Shares in the Fund.

Mandatory Redemption by the Fund

In certain circumstances, the Board may require a shareholder to tender its Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund. The Fund may repurchase all or any portion of the Shares of a shareholder without consent or other action by the Shareholder or other person in certain circumstances, including the following:

●	The Board determined that direct or indirect ownership of Shares of the Fund has or may become concentrated in such shareholder to an extent that would disqualify the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto);
●	The failure to supply a tax identification number or other identifying information required to comply with applicable law or regulation;
●	If the Share activity of the account or ownership of Shares by a particular shareholder is deemed by the Trustees either to affect adversely the Fund or any class or not to be in the best interests of the remaining shareholders of the Fund or class;
●	Ownership of the Shares by a shareholder or other Person is likely to cause the Fund or any class to be in violation of, or require registration of any Shares under, or subject the Fund or any class to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
●	Continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or any class, the Trustees or the Adviser or any of their affiliated persons, or may subject the Fund or any class or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	The failure of a shareholder to pay when due the consideration for the purchase of Shares issued to them;
●	If a shareholder fails to meet or maintain the qualifications for ownership of Shares of the Fund or a particular class;
●	Any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;
●	In connection with the termination of the Fund or any class; if at such time such shareholder owns Shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or
●	It would be in the best interests of the Fund or any class, as determined by the Trustees, for the Fund or any class to repurchase the Shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions

Dividends and Distributions. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends on a quarterly basis. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. Distributions to Shareholders cannot be assured, and the amount of each quarterly distribution is likely to vary. It is possible, although not intended, that distributions could exceed net investment income and net short-term and long-term capital gain, resulting in a return of capital. The Fund automatically reinvests all dividends and any capital gains unless you direct the Fund to distribute dividends in cash.

Dividend Reinvestment Policy. The Fund will operate under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to that policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, will be reinvested in the Shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at [•]. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional Shares. Election not to participate in the dividend reinvestment plan and to receive all income distributions, whether dividend distributions or capital gains distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the fund). A Shareholder is free to change this election at any time. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the dividend reinvestment plan, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “Tax Considerations” below.

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

Annual Statements. The Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

Avoid “Buying a Dividend.” If you purchase Shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Shares at a time when the Fund has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain.

Tax Considerations

The following discussion regarding U.S. federal income taxes is based on laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Fund and you as a shareholder. Except as specifically noted, it does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

The Fund intends to elect to be treated as and to qualify each year as a RIC. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The Fund expects to bear substantial foreign taxes on its investments. If more than 50% of the value of a RIC’s assets at the end of a taxable year consist of stock and securities in foreign corporations, the RIC can elect to pass-through creditable foreign taxes so a shareholder can claim a foreign tax credit for its proportionate share of such taxes. While the Fund intends to invest primarily in foreign assets through the Private Funds, the Fund cannot assure that it will qualify to pass-through its share of any foreign taxes borne through the Private Funds.

The Fund’s distributions, whether received in cash or additional shares of the Fund, will be taxable to you unless you hold your shares through a tax-deferred arrangement such as an IRA or 401(k) plan. Distributions from such a tax-deferred arrangement may be taxable. Taxable distributions may include ordinary income, qualified dividend income, or long-term capital gain. Distributions in excess of the Fund’s earnings may constitute nontaxable return of capital, which would reduce the tax basis in your shares.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

You will generally recognize gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year.

In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. The Fund’s default cost basis method is [ ]. You can choose a different, permissible method. Please consult with your tax advisor.

If you hold shares in the Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from the Fund or redeem shares, you may be subject to backup withholding if you have not provided the Fund or your broker with your correct taxpayer identification number on IRS Form W-9 or other required certifications.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Prospectus and the SAI do not contain all of the information set forth in the registration statement (“Registration Statement”) that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC. The SAI, which is incorporated by reference into this Prospectus, can be obtained without charge by calling [ ].

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

General

Shares are issued at the most recently calculated net asset value per Share prior to the date of issuance. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The net asset value of each share class will be calculated separately based on the fees and expenses applicable to each class. Because of differing class fees and expenses, the per Share net asset value of each class is expected to vary over time.

Description of Capital Structure and Shares

The following is a brief description of the anticipated capital structure of the Trust. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and the Trust’s By-Laws, as may be amended and restated through the date hereof (the “By-Laws”). The Declaration and By-Laws are each exhibits to the registration statement of which this Prospectus is a part.

The Fund is the sole series of the Trust, a statutory trust established under the laws of the State of Delaware. The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, with or without par value. The Fund currently offers one class of Shares: Institutional Shares.

The Fund is a closed-end “interval fund.” Shares of the Fund are not redeemable securities, and shareholders will have no right to redeem shares with the Fund.

The Fund will apply for exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that would permit the Fund to issue multiple classes of Shares and to impose class-specific asset-based distribution fees; there is no assurance, however, that the relief would be granted.

Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. All Shares have equal rights to the payment of distributions and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable by the Trust and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund pro rata among the holders of the Shares.

The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. Shares will be held only in book-entry form; the Fund will not issue physical certificates.

The Board may classify or reclassify any issued or unissued shares of the Trust into shares of any series or class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the Investment Company Act.

Preferred shares may be issued from time to time in one or more series or classes, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the shareholders.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Shares, including Institutional Shares of the Fund, entitle their holders to one vote for each dollar of NAV (number of Shares owned times NAV per share) held. Each fractional dollar amount shall be entitled to a proportionate fractional vote.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares.

The following table shows the amounts of Shares of the Fund that were authorized and outstanding as of [  ], 2026:

(1) Title of Class	(2) Amount Authorized	(3) Amount of Shares Held by the Fund for its Account	(4) Amount of Shares Outstanding Exclusive of Amount Shown Under (3)
Institutional Shares	Unlimited	[ ]	[ ]

Anti-Takeover and Other Provisions in the Declaration of Trust and By-Laws

The Declaration of Trust and the By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Trust or to convert the Trust to open-end status.

A Trustee may be removed from office with or without cause by a written instrument signed or adopted by two-thirds of the Trustees, based on the total number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Declaration of Trust requires the affirmative vote or consent of holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Trust’s Shares entitled to vote on the matter, or the holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of each series or class affected by the matter, voting as separate series or classes, to authorize certain transactions not in the ordinary course of business, including: (i) the termination, merger, reorganization or consolidation, or liquidation of the Trust or any series or class thereof not initially proposed by the Board; (ii) the sale or conveyance of all or a substantial part of the Trust’s assets; (iii) the sale, lease or exchange sale, lease or exchange of all or any substantial part of the assets of the Trust or any series thereof to any Principal Shareholder (as defined below) (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business; or (iv) the sale, lease or exchange to the Trust, or any series or class thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). The term “Principal Shareholder” means any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares of the Trust or a class or series thereof and shall include any Affiliate or Associate, as such terms are defined in clause (2) below, of a Principal Shareholder. For these purposes, in addition to the Shares of the Trust or a series or class which a corporation, person or other entity beneficially owns directly: (i) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (1) which it has the right to acquire pursuant to any agreement or upon exercise of the conversion rights or warrants, or otherwise (but excluding share options granted by the Trust); or (2) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (1) above), by any other corporation, person or entity with which it or its “affiliate” or “associate” (as defined below) had any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which it or its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934; and (ii) the outstanding Shares shall include Shares deemed owned through application of clauses (1) and (2) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise. The Board has the power to allow, by vote of a Supermajority of the Trustees, including a Supermajority of the independent Trustees, a lesser vote to approve the transactions described above to the extent not otherwise addressed by the Declaration of Trust or by applicable law.

The Declaration of Trust requires the affirmative vote or consent of holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of the Trust entitled to vote on the matter, or the holders of Shares representing at least seventy-five percent (75%) of the NAV (in dollars) of the Shares of each series or class of Shares affected by the matter, voting as separate series or classes, to authorize a conversion of the Trust from a closed-end investment company to an open-end investment company, unless the conversion is authorized by a majority of the Trustees (in which case shareholders would have only the minimum voting rights required by the Investment Company Act with respect to the conversion).

The percentage vote required under these provisions is higher than the vote otherwise required by the Declaration of Trust or by the Investment Company Act. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Trust or the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust or the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies.

The Declaration of Trust also requires that prior to bringing a derivative action, a demand must first be made on the Board by shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold Shares representing twenty-five percent (25%) or more of the NAV (in dollars) of the issued and outstanding Shares of the Trust, or Shares representing twenty-five percent (25%) or more of the NAV (in dollars) of the issued and outstanding Shares of the series or class to which the action relates if it does not relate to all series or classes. A decision by a majority of the Trustees, including a majority of the independent Trustees, or, if the Trustees have appointed a committee to consider the demand, the majority of that committee, that maintaining a derivative suit would not be in the best interests of the Trust or the affected series or class and to reject the demand, shall be final and binding upon the shareholders and judicially unreviewable.

Reasonable expenses, including reasonable attorney’s fees, may be assessed against a shareholder who brings a derivative action and does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought. There may also be additional requirements or restrictions on shareholder derivative lawsuits involving the Fund imposed by law.

The Declaration of Trust provides that, in accordance with the Delaware Statutory Trust Act, any suit against the Trust, any series or class, or the Trustees or officers of the Trust shall be brought exclusively in the State of Delaware. The Declaration of Trust also includes a provision that any shareholder bringing an action against the Trust, any series or class, or the Trustees or officers of the Trust waives the right to trial by jury to the fullest extent permitted by law.

While some of the provisions described above are permitted by Delaware law, certain of the provisions described above are neither permitted nor prohibited by Delaware law. A final judgment by a court about these provisions has not been made as of the date of this Prospectus and it is not clear what judgment a court would reach regarding these provisions.

The Trust’s By-Laws contain advance notice provisions the effect of which is to prevent matters, including nominations of Trustees, from being considered at a shareholders’ meeting where the Trust has not yet received certain information. The By-Laws require that certain information be included in any shareholder request for a special meeting of shareholders or a separate shareholder proxy in connection with a shareholder meeting called by the Trust on its own behalf or on behalf of another shareholder. This includes information as to any person who a shareholder proposes to nominate for election or reelection as a Trustee or a description of any other business that the shareholder proposes to bring before the meeting. The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the By-Laws, both of which are on file with the SEC.

Legal Proceedings

There are no legal proceedings to which the Fund, the Adviser or the Distributor is a party that are likely to have a material adverse effect on the Fund or the ability of the Adviser or the Distributor to perform its contract with the Fund.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS

Legal Counsel

K&L Gates, LLP, 1 Congress Street, Suite 2900, Boston, Massachusetts 02114, serves as legal counsel to the Fund.

Independent Registered Public Accounting Firm

[ ], located at [ ], serves as the independent registered public accounting firm for the Fund.

Custodian

U.S. Bank, National Association, located at 5065 Wooster Road, Cincinnati, Ohio 45226, serves as custodian for the Fund’s cash, securities and other investments and assets in the Fund (the “Custodian”).

Fund Administrator, Fund Accountant and Transfer Agent

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex” or the “Administrator”), provides fund administration, fund accounting and compliance services to the Fund and supplies certain Fund officers, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund. Apex and Atlantic Shareholder Services, LLC are located at 190 Middle Street, Suite 101, Portland, Maine 04101.

In addition, certain financial intermediaries that provide recordkeeping and other shareholder services may be entitled to receive fees for shareholder support, which are paid separately to the intermediary by Fund shareholders. Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

FOR MORE INFORMATION

You may obtain the following and other information on the Fund free of charge:

SAI dated [•], 2026:

The SAI provides more details about the Fund’s policies and management. The SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Reports:

The Fund’s annual and semi-annual reports will provide additional information about the Fund’s investments, as well as the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year.

To receive any of these documents or a copy of the Prospectus free of charge or to make inquiries or request additional information about the Fund, please contact us. By Telephone: [•]; By Mail: [•] By Internet: [•]

From the SEC:

You may review and obtain copies of the Fund’s information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-24242

The Fund’s Distributor is: Foreside Fund Services, LLC.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

Subject to completion, dated November 13, 2026

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRAGMATIC MERIDIAN GLOBAL FUND

Institutional Shares

Statement of Additional Information

[•], 2026

This Statement of Additional Information (“SAI”) provides general information about the Pragmatic Meridian Global Fund (the “Fund”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus (the “Prospectus”) dated [•], 2026, as supplemented and amended from time to time. This SAI is incorporated by reference into the Prospectus. Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at ([•]) [•]-[•], or by visiting [•]. Information on this website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the U. S. Securities and Exchange Commission (“SEC”) at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The Fund’s filings with the SEC also are available to the public on the SEC’s Internet website at http://www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

i

PRAGMATIC MERIDIAN GLOBAL FUND

ii

GENERAL INFORMATION ABOUT THE FUND

Pragmatic Meridian Global Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company, organized as a Delaware statutory trust on October 8, 2026. The Fund operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), and, as such, offers on a quarterly basis to repurchase at least 5% and not more than 25% of its outstanding shares of beneficial interest (the “Shares”) at their net asset value (“NAV”). The Fund’s principal office is located at 190 Middle Street, Suite 101, Portland, Maine 04101, and its telephone number is (833) 307-4292.

Pragmatic Advisory LLC serves as the investment adviser to the Fund (the “Adviser”). For more information about the Adviser, see “Investment Adviser and Portfolio Manager” below.

The Fund may issue an unlimited number of Shares. The Fund currently offers only one class of Shares, known as Institutional Shares. All Shares of the Fund have equal rights and privileges. Each Share of the Fund is entitled to one vote for each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share) as to any matter on which the Shareholder is entitled to vote. In addition, each Share of the Fund is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on termination or liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive rights and shall have such conversion or exchange rights as permitted by the Fund’s Declaration of Trust. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

The Fund offers a single class of Shares on a continuous basis. The Fund’s Board of Trustees (the “Board”) may classify and reclassify the Shares of the Fund into additional classes of Shares at a future date. The Fund may offer additional classes of Shares in the future. The Fund will apply for exemptive relief from the SEC that would permit the Fund to issue multiple classes of Shares and impose class specific asset-based distribution fees; there is no assurance, however, that the relief would be granted. Until such exemptive order is granted and the Fund registers a new Share class, the Fund will only offer one class of Shares.

DIVERSIFICATION OF THE FUND

The Fund is classified as non-diversified under the 1940 Act. This means that, pursuant to the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer. However, to qualify for U.S. federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets. In addition, with respect to 50% of the Fund’s total assets, no investment in a single issuer can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer.

As a non-diversified investment company, the Fund may be subject to greater risks than diversified investment companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES

The Fund’s investment objectives are to generate income and, as a secondary objective, long-term capital preservation. The Fund’s investment objectives are non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval. The Fund seeks to pursue its investment objectives through investments in a portfolio of private funds making diversified investments in publicly traded securities and privately held equity securities, private credit fixed income securities, privately-held technology sector securities as well as real estate investments across the globe. The Fund’s investment strategy is designed to minimize single asset or single market risk. The Fund expects to distribute investment returns to investors in the form of dividends on a quarterly or another periodic basis.

ADDITIONAL INVESTMENT POLICIES AND LIMITATIONS

With respect to the Fund’s investment policies and limitations, percentage limitations apply only at the time of investment. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply. For purposes of such policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.

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Fundamental Policies and Limitations

The Fund has adopted and is subject to the following fundamental policies. Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action. These policies of the Fund may be changed only with the approval of the holders of a “majority of the outstanding voting securities” of the Fund, as defined by the 1940 Act. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the Shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding Shares are represented or (ii) more than 50% of the outstanding Shares of the Fund.

The Fund may not:

1.	Borrow money, except as the 1940 Act, any rules or orders thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof, may permit. The Fund may borrow money for investment purposes, for temporary liquidity or to finance the repurchase of the Shares.

2.	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act, any rules or orders thereunder, or SEC or SEC staff interpretation thereof.

3.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act, any rules or orders thereunder, or SEC or SEC staff interpretation thereof.

4.	Concentrate in the securities of issuers in any single industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities. For purposes of this investment restriction, Private Funds are not considered part of any industry or group of industries. The Fund may invest in Private Funds that may concentrate their assets in one or more industries.

5.	Purchase or sell real estate or interests in real estate, commodities or commodity contracts, including futures contracts, except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

6.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund’s fundamental policies do not apply to the activities and transactions of Private Funds in which assets of the Fund are invested, but do apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

Additional Information About the Investment Policies and Limitations Summary of 1940 Act Restrictions on Certain Activities

The following is not part of the fundamental policies of the Fund but provides additional information regarding certain of these policies. Certain of the Fund’s fundamental policies set forth above permit the Fund to make investments or engage in transactions to the extent permitted by the 1940 Act or any rules or orders thereunder, or SEC or SEC staff interpretation thereof, or prohibit transactions except to the extent permitted by the 1940 Act or any rules or orders thereunder, or SEC or SEC staff interpretation thereof. To the extent the 1940 Act or the rules, orders, or interpretations thereunder may, in the future, be amended or otherwise revised to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies.

Borrowing Money. In regard to restriction (1), the Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings. The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Fund has elected to treat all such transactions as derivatives transactions for purposes of the SEC rule allowing the Fund to enter into reverse repurchase agreements and similar financing transactions.

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Concentration. With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. Securities of the U.S. government, its agencies, or instrumentalities are not considered to represent industries. Tax-exempt municipal obligations backed by the credit of a governmental entity also are not considered to represent industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.

Real Estate. The policy set forth above shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

FUNDAMENTAL REPURCHASE OFFER POLICIES

As noted in the Prospectus, the Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, a fundamental policy, which may be changed only with the approval of the holders of a “majority of the outstanding voting securities” of the Fund, as that term is defined by the 1940 Act, requiring the Fund to offer to repurchase at least 5% and not more than 25% of its Shares at NAV per share on a regular quarterly schedule, unless suspended or postponed in accordance with regulatory requirements. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the Shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding Shares are represented or (ii) more than 50% of the outstanding Shares of the Fund.

ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

The Adviser is responsible for constructing and monitoring the investment strategy for the Fund. The Fund invests in securities consistent with the Fund’s investment objectives and strategies. The potential risks and returns of the Fund vary with the degree to which the Fund invests in a particular market segment and/or asset class.

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The Fund’s investment objectives and principal investment strategies, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the “PRINCIPAL INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES” section of the Prospectus. Certain additional investment information is set forth below. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or in this Statement of Additional Information are non-fundamental and may be changed without shareholder approval. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful, or that the Fund will achieve its investment objectives. The Adviser is responsible for allocating the Fund’s assets among various securities pursuant to the investment strategies described in the Fund’s Prospectus and this Statement of Additional Information. Additional information regarding the types of securities and financial instruments in which the Fund may invest either directly or indirectly through and Private Fund is set forth below. The Fund is permitted to hold securities and engage in various strategies as described in this Statement of Additional Information, but is not obligated to do so, except as otherwise noted.

The disclosures below are organized in two groups. The first group includes disclosures related to the Fund’s direct investments, as well as general disclosures related to the structure of the Fund. The second group includes disclosures arising from the portfolio investments of the Private Funds, to which the Fund is also subject due to its indirect exposure to those portfolio investments.

General Fund and Investment Disclosures

Money Market Funds

The Fund may invest in the securities of money market funds, within the limits prescribed by the 1940 Act.

Investment Companies and Exchange-Traded Funds

The Fund may invest in investment company securities, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder. Generally, the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company, or (c) more than 10% of the Fund’s total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies are permitted to invest in other investment companies and ETFs beyond the limits set forth in Section 12(d)(1) as permitted by the 1940 Act and the “fund of funds” rules promulgated thereunder.

The Fund may rely on Rule 12d1-4 of the 1940 Act, which allows the Fund to invest in other registered investment companies, including ETFs, in excess of the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in the rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at its market price during the day on a security exchange like a stock. The Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. To the extent the Fund invests in inverse ETFs, such investments are subject to the risk that their performance will decline as the value of their benchmark indices rises. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share.

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As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Special Investment Techniques

The Fund or Private Funds may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities. The Fund or a Private Funds may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques the Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain U.S. federal income tax diversification requirements. Under U.S. federal income tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain additional conditions and limitations under the Code. These limits do not apply to investments in United States Government Securities and other regulated investment companies.

Temporary Defensive Positions. The Fund may, without limit, for defensive purposes or otherwise, invest some or all of its assets in U.S. Government securities, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and other money market instruments, money market funds, fixed income securities, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objectives.

Private Fund Disclosures

Debt Securities

Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times. Debt securities in which the Fund may invest may vary widely in maturity and credit quality.

The value of debt securities may be affected significantly by changes in interest rates. Generally, when interest rates rise, a debt security’s value declines and when interest rates decline, its market value rises. Generally, the longer a debt security’s maturity, the greater the interest rate risk and the higher its yield. Conversely, the shorter a debt security’s maturity, the lower the interest rate risk and the lower its yield. Individual debt securities may be subject to the credit risk of the issuer. The underlying issuer may experience unanticipated financial problems and may be unable to meet its payment obligations. Ratings agencies provide ratings on debt obligations based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate.

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Securities that are rated below investment grade or are unrated but considered to be of comparable credit quality. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing.

Foreign Investments and Currencies

The Fund either directly or through a Private Fund, may invest in securities of foreign issuers that are publicly traded in the U.S. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), and may purchase and sell foreign currency.

Depositary Receipts. ADRs, EDRs, and GDRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation or the imposition of certain tariffs could have a significant adverse effect upon the securities markets of such countries. Such protectionist trade legislation or tariffs may result in increased producer and consumer prices and inflation with respect to certain goods imported from countries subject to the tariffs, and the tariffs could have an adverse effect upon international trade.

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Geopolitical events may cause market disruptions. For example, acts of war or terrorism, such as the ongoing war between Russia and Ukraine in Europe and the recent war between the United States of America, Israel and Iran in the Middle East, have caused disruption in, and may continue to disrupt, the global economy and securities markets, cause instability regionally and result in inflation generally due to the closure or threatened closure of the Strait of Hormuz restricting the shipping and delivery of crude oil globally. Further, these wars may result in additional or continuing sanctions by the U.S. and other countries. Accordingly, these wars and the effects of these wars may negatively affect local and global economies and the Fund’s investments.

The Fund is also subject to risks related to the politics and political movements of the U.S. and other countries, which may be difficult to predict and may adversely affect the countries and geopolitical regions where the Fund invests. Investing in European countries exposes the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone.

Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, government debt levels and the possible default of government debt in several European countries, including, but not limited to, Italy and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region.

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Further, the United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” The UK and the EU have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, the longer term economic, legal, and political framework between the UK and the EU may lead to ongoing political and economic uncertainly and periods of increased volatility in the UK, Europe, and the global market. Investments in companies with significant operations and/or assets in the UK could be adversely impacted by past or future changes to the legal, political, and regulatory environment, whether by increased costs or impediments to the implementation of business plans. The uncertainty resulting from any further exits from the EU, or the possibility of such exits, would also be likely to cause market disruption in the EU and more broadly across the global economy, as well as introduce further legal, political, and regulatory uncertainty in Europe.

While the Fund expects its initial investments through Private Funds to be Private Funds investing in Italy and Spain, on an on-going basis, Private Funds also may invest in other developed countries at the discretion of the Adviser, as follows.

European Union. Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the exit by United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect the Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Fund’s investments as well as the ability of the Fund’s counterparties to fulfill their obligations.

Australia. Australia’s gross domestic product has increased in recent decades, from 2.9% growth on average in the 2000s and 2.6% growth on average in the 2010s. Despite a strong post-pandemic recovery, economic growth slowed to 1% in 2024 due to weak household consumption in the context of high inflation. Private consumption began to recover, helped in part by the easing cycle initiated by the Reserve Bank of Australia (RBA) at the start of 2025. Australia’s external sector is exposed to geopolitical headwinds as more than 30% of its exports go to China, notably mineral commodities. With the US-China trade war ongoing and Chinese growth running below historical norms, Australian exports could face renewed challenges.

Additionally, falling global commodity prices, an aging population, climate change and lower tax revenues widened the fiscal deficit again to -2.3% in 2024. As the Australian government continues tax cuts and spending programs to help alleviate the cost-of-living and housing-sector crises. Australia is likely to continue maintaining a moderate fiscal deficit, given rising defense costs, healthcare and welfare spending.

Overall, lending activity in Australia has been picking up throughout 2025. While Australia’s household debt remains relatively high, debt growth slowed in 2025 compared to the previous year and the RBA’s recent monetary easing cycle pushed down mortgage rates, helping to contain debt-servicing pressures. After reaching a high of 6.15% at the start of 2025 (+351bps compared to mid-2022), the average mortgage rate declined by -65bps over the year. Further, while Australia has historically run budget deficits; the Australia has been in surplus between 2019 and 2022, supported in part by high commodity export prices. However, as global prices for commodities declined and Chinese demand for those goods softened, Australia’s current budget has been back in deficit since 2023. In the medium term, Australia’s reliance on China for commodity exports, combined with current global geopolitical tensions, could pose increasing headwinds.

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Foreign direct investment (FDI) is considered to be an essential contributor to Australia’s economic growth. Other than certain required review and approval procedures for designated types of foreign investment, there are no laws that discriminate against foreign investors. Several investment promotion agencies operate in Australia. The Australian Trade Commission (often referred to as Austrade) is the Commonwealth Government’s national “gateway” agency to support investment into Australia. Austrade provides coordinated government assistance to promote, attract, and facilitate FDI, supports Australian companies in growing their business in international markets, and delivers advice to the Australian Government on its trade, tourism, international education and training, and investment policy agendas. Austrade operates through numerous international offices, with U.S. offices primarily focused on attracting foreign direct investment into Australia and promoting the Australian education sector in the United States.

In November 2024, the Australian Parliament approved five bills, including the Future Made in Australia (FMIA) Bill 2024 and the Future Made in Australia (Omnibus Amendments No 1) Bill 2024, that provide a legislative framework for the government’s Future Made in Australia industrial policy, a plan for explicit public investment at scale to incentivize private finance in industries of national interest: critical minerals processing, green metals, renewable hydrogen, low carbon liquid fuels, and clean energy manufacturing, including battery and solar supply chains.

The Australian Government adopts a favorable stance towards foreign portfolio investment with no restrictions on inward flows of debt or equity. Access to foreign capital markets is crucial to the Australian economy given its relatively small domestic savings. Australian capital markets are generally efficient and capable of providing financing options to businesses. Australia’s corporate bond market is relatively small, and many Australian companies choose to issue debt instruments in the U.S. market. Foreign investors can obtain credit from domestic institutions on market terms.

Canada. Canada’s gross domestic product growth has been moderate in recent years. Cyclical momentum persists in Canada’s labor market, with unemployment elevated relative to historic lows, and business confidence uneven amid external uncertainty and investment lags. Central bank’s management of interest rates seek to balance between inflation containment and growth support. Downside risks include prolonged trade tensions with the US, which could intensify export contractions and tighten financial conditions further.

The 2026 Canadian budget includes increased spending on infrastructure, defense, housing and artificial intelligence, with a slight increase in the fiscal deficit (new spending over the next five years represents 0.5% of cumulative gross domestic product) that would bring federal debt to just over 40% of gross domestic product. The level of capital investment is four times higher than in the 2011-2019 period. Although Canadian policymakers and lenders have supported liquidity through rate stabilization, many firms carry thin cash buffers and face refinancing risk as debt maturities cluster. Corporate and household credit stress has emerged as a notable financing risk. Business insolvencies climbed 29% in 2024, reaching the highest levels in over a decade and mostly concentrated in the construction, transportation and services sectors. Corporate defaults moderated in 2025 (-22%). Household leverage remains elevated: The Canadian household debt-to-income ratio widened to around 175% in late 2025, reflecting sustained high borrowing relative to incomes, which could raise sensitivity to interest rate shifts. Although the Bank of Canada’s pause on interest rate moves through most of 2026 reduces service-cost risk, refinancing stress persists for borrowers rolling higher-rate mortgages. Credit conditions could tighten further if growth disappoints or external pressures re-intensify, amplifying default and restructuring risks across sectors.

Canada’s structural environment remains fundamentally solid, supported by transparent institutions, competitive tax treatment for investment and relatively low corporate tax rates. However, medium-term structural constraints persist. Productivity growth lags peers, limiting potential output and dampening long-run competitiveness. Firms face challenges in scaling productivity-enhancing technologies and addressing sectoral mismatches in skills and capital allocation. Trade uncertainty – especially regarding US tariff reviews – continues to cloud supply chain integration and long-term investment planning, even as policy frameworks strive to maintain market access and attract diversification of export partners. Structural labor market issues, including skills shortages in key industries and relatively high youth unemployment, impede workforce flexibility. Regulatory and policy complexity around areas like housing affordability, the energy transition and environmental standards pose additional planning risks for businesses adapting to evolving domestic and international norms.

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Despite a generally welcoming foreign investment environment, Canada maintains foreign investment restrictions in the residential real estate, telecommunications, airline, banking, and cultural sectors. Amid bilateral trade tensions, Canada has imposed retaliatory tariffs against the United States, and the Canadian federal government and several provinces have proposed and enacted policies that limit U.S. participation in the Canadian economy. Canada’s efforts to tax and regulate the digital economy, including through the Digital Services Tax, Online Streaming Act, and Online News Act, have weakened the investment climate. Canada has a prohibition on the purchase of residential real estate by non-Canadians until January 2027. Non-tariff barriers to trade across provinces and territories further contribute to investment challenges.

Iceland. Iceland has an advanced economy that centers around three primary sectors: fisheries, tourism, and aluminum production. Iceland has a relatively small gross domestic product of about $33 billion as of 2025. As part of its investment promotion strategy, the Icelandic government operates a public-private agency called “Invest in Iceland” that facilitates foreign investment by providing information to potential investors and promoting investment incentives. Iceland offers incentives to foreign investors in certain industries. Iceland identifies the following as key sectors: tourism, food and natural products, energy and green solutions, innovation, fisheries, creative industries, and life sciences. Tourism has been a growing force behind Iceland’s economy in the past decade, with opportunities for investors in high-end tourism, including luxury resorts and hotels. The startup and innovation communities in Iceland are strong, with the information technology, renewable energy, and biotech sectors growing fast, particularly pharmaceuticals, wellness products, and aquaculture.

Russia’s war with Ukraine affects Iceland less than other European countries. While inflation steadily rose after the 2022 invasion as consumer product and gas prices increased, domestic drivers of inflation like a tight housing market were a greater contributor. By 2025, inflation had decreased considerably. Further, the Icelandic government operates a public-private agency called “Invest in Iceland” that facilitates foreign investment by providing information to potential investors and promoting investment incentives. Iceland is balancing energy-intensive FDI with the environmental impact associated with certain projects. However, energy-intensive industries, long dominated by aluminum smelting, have expanded to include silicon production plants and data centers.

Iceland’s 1991 Act on “foreign investments for commercial purposes” limits foreign ownership of fishing rights and fish processing companies (only Icelandic citizens or companies that are controlled by Icelandic citizens and have less than 25 percent foreign shareholders can own or control fishing companies); of hydropower and geothermal utilization rights other than for personal use, energy processing, and transportation (only Icelandic citizens and legal persons, and individuals and legal persons who reside in the European Economic Area (EEA) can hold those rights); and of aviation operators (Icelandic ownership of aviation companies needs to be at least 51 percent, and this does not apply to individuals and legal persons that have EEA citizenship). The law further stipulates that foreign states, sub-national governments, or other foreign authorities are prohibited from investing in Iceland for commercial purposes, although the Minister of Culture and Business Affairs may grant exemptions.

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Capital controls in Iceland were lifted in March 2017 after more than eight years of restricting the free movement of capital. New foreign currency inflows fall under the Rules on Special Reserve Requirements for new Currency Inflows, no. 223/2019 which took effect on March 6, 2019, and replaced the older Rules no. 490/2016 on the same subject. The rules contain provisions on the implementation of special reserve requirements for new foreign currency inflows, including the special reserve base, holding period, special reserve ratio, settlement currency, and interest rates on deposit institutions’ capital flow accounts with the Central Bank of Iceland and Central Bank certificates of deposit. Foreign portfolio investment has increased significantly over the past few years in Iceland after being dormant in the years following the 2008 economic crash. U.S. investment funds have been particularly active on the Icelandic stock exchange.

Japan. Japan has a large gross domestic product of approximately $4.38 trillion and is the world’s fourth-largest economy. However, Japan’s gross domestic product has grown on average by +0.5% over 2000-2019 and +1.2% over 2010-2019, a moderate pace compared to other advanced economies or the Asia-Pacific region. Economic slowdown in 2024 was mainly due to lower private consumption in the context of high costs of living. Improvements in 2026 are supported by rising wages and easing inflation, and government measures (such as subsidies, tax cuts and oil price regulation). Consumer price inflation averaged 0.5% over 2010-2019, including three deflationary years. Inflation accelerated to an average of 2.5% in 2022 (although well below the global rate of 8.2%). In 2023, inflation came in at around 3.3% – a 30-year high in Japan (while global inflation decreased to 6.2%). In March 2024, the Bank of Japan, (BoJ, the central bank) exited negative interest rates, which had been in place since 2016, and raised further its policy rate in July 2024, January 2025 and December 2025.

Japan’s public debt was 236% of gross domestic product in 2019, rising to approximately 250% in 2022. Japan’s fiscal deficit remains high but has slowly declined: from -9.1% of gross domestic product in 2020, to approximately -2% in 2024 and approximately -3% in 2025. Japan’s debt-servicing costs remain manageable, given still-low interest rates (despite recent rises). The Japanese economy’s vulnerabilities mostly stem from a declining, aging population – with gains in productivity not enough to compensate and a resistance to immigration. The working-age population (between age 15 and 64) has been declining in Japan since 1996. The old-age dependency ratio remained at 70% in 2024, the highest amongst major developed countries. The fertility rate in Japan declined to 1.2 in 2023, a record low. Climate change is another long-term risk for Japan, which, as an archipelago, is vulnerable to rising sea levels and more intense weather events.

Further, Japan faces a growing issue of unclaimed land, primarily due to an aging and declining population, and administrative challenges in inheritance registration. As of 2016, unclaimed land was estimated at 4.1 million hectares (10.1 million acres), with projections suggesting an increase to 7.2 million hectares (17.8 million acres) by 2040, accounting for approximately 20 percent of the nation’s land. To address this, the government implemented several measures in 2023. One allows heirs to transfer inherited land to the national treasury under specific conditions, such as the absence of encumbrances, disputes, or buildings on the property, upon approval from the Minister of Justice. Another permits interested parties to petition the court to appoint an administrator for unclaimed land, granting them authority to maintain, utilize, or dispose of the land, subject to court approval.

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Japan has gradually removed most formal restrictions on FDI, but restrictions remain in several core areas. Foreign ownership in Nippon Telegraph and Telephone (NTT), the former landline monopoly, is capped at 33.3 percent. Under the Radio Law and separate Broadcasting Law, foreign investment in broadcasters is limited to less than 20 percent, or up to 33.3 percent for those classified as broadcast infrastructure providers. Indirect foreign ownership—such as through Japanese firms invested in terrestrial broadcasters—also counts toward these limits. However, no restrictions apply to: communication satellite facilities owners, program suppliers, or cable television operators. Foreign investors seeking a presence in the Japanese market or seeking to acquire a Japanese firm through corporate takeovers may face additional challenges. Many of these relate more to prevailing business practices than to government regulations, although this varies by sector. Such challenges include: an insular and consensual business culture that has traditionally resisted unsolicited mergers and acquisitions (M&A), especially when initiated by non-Japanese entities; a lack of multiple independent directors on many company boards (even though board composition is changing); exclusive supplier networks and alliances between business groups that can restrict competition from foreign firms and domestic newcomers; cultural and linguistic challenges; and longstanding labor practices that inhibit labor mobility.

For foreign investors who engage in government-supported business/sectors, the Japanese government provides: tax credits, tax cuts, subsidies, and special visa policies. The Japanese government has provided substantial financial support to semiconductor firms, domestic and foreign, through subsidies and grants. These funds are aimed at: promoting research and development (R&D), expanding manufacturing capabilities, and fostering innovation.

Norway. Norway’s gross domestic product is approximately $483.7 billion, and the country leverages its natural resources, especially in oil and gas, which remain vital to its economy. Furthermore, Norway is actively working to diversify by investing in renewable energy and technology sectors, aligning with global sustainability objectives. While Norwegian firms’ profitability remains high, wage growth was above +5% for the second year in a row in 2024, which is expected to increase household purchasing power and thus private consumption. Following subdued growth of +0.7% in 2023, Norwegian growth picked up to +1.5% in 2024 and +1.9% in 2025. Several factors contributed to the upturn. The main reason is stronger household purchasing power and thus higher personal spending. Lower interest rates strengthened consumption growth. Meanwhile housing construction has stabilized and shows signs of recovery, major infrastructure projects in power and roads are sending clear signals of increased demand in construction, mainland exports remain at good levels despite global uncertainty about tariffs and industry investments have risen since last year.

Overall inflation in Norway notably decreased from its 2023 peak of +5.5% to 3.1% in 2024, driven by lower price growth in food and energy, as well as base effects. However, sustained high wage growth, strong domestic demand and a weaker Norwegian krone increased import prices. Consequently, inflation remained elevated at in 2025. The combination of domestic price pressures and stagnant productivity suggests ongoing price pressures on Norwegian food, goods and services. Furthermore, the vulnerability of the Norwegian Krone (NOK), coupled with the interplay between wage formation, inflation and industry profitability, poses a greater challenge to controlling inflation than in other countries. Norway, while not a member of the European Union (EU), is part of the European Economic Area (EEA). The EEA agreement extends the “four freedoms” to Norway, ensuring the free flow of capital, personnel, services, and goods between Norway and the rest of the EU. The Norwegian government continues to liberalize its foreign investment legislation to conform more closely to EU standards.

Norway has traditionally barred foreign and domestic investors alike from investing in certain “public” industries, including postal services, railways, and the retail sale of alcohol. In 2004, Norway slightly relaxed the restrictions, allowing foreign companies to bid on certain commercial postal services (e.g., air express services between countries) and railway cargo services (notably between Norway and Sweden). The government has a mandate to allow foreign investment in hydropower where licenses may be awarded to companies that are partly owned by state-owned enterprises or one or more municipalities or county authorities, provided that the public sector holds at least two-thirds of the capital and the votes in the company. However, the government has fully opened the electricity distribution system to foreign participation; foreign ownership interests are relatively limited but increasing.

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Switzerland. Switzerland has a competitive economy, reflecting the country’s sound institutional environment and high levels of technological and scientific research and development. Switzerland’s budget has a surplus of +0.3% of gross domestic product and a low debt ratio. Although cost-cutting measures came into effect in 2024, rising expenditure on defense, pensions, healthcare, climate policy and Ukraine-related support led to increased spending. Nevertheless, the fiscal balance remained positive at +0.5% of GDP, with the debt ratio rising slightly to 39.0% of GDP. In 2025, fiscal policy became slightly more accommodative, with increased spending on social benefits. On January 1, 2024, Switzerland eliminated import tariffs on all goods except agriculture products, food, and beverages. The elimination of tariffs were intended to assist Swiss manufacturers’ competitiveness and lower prices for consumers. Switzerland’s competitive economy and openness to investment has attracted more than $1 trillion in cumulative inward direct investment as of 2023 according to the Swiss National Bank, with 39 percent coming from the United States. Key sectors that have attracted significant investments in Switzerland include information technology, precision engineering, scientific instruments, pharmaceuticals, medical technology, and machine building. Switzerland hosts a significant number of startups. A new “blockchain act” came into force in August 2021, aimed at growing Switzerland’s already sizeable ecosystem for companies in blockchain and distributed ledger technologies.

The Swiss pharmaceutical sector accounts for almost half of Swiss exports to the US, which may be subject to export tariffs. Other economic risks persist. Financial markets remain vulnerable to significant corrections. Risks related to global debt, especially sovereign debt, have intensified. Balance sheet risks in financial institutions and vulnerabilities in real estate markets also persist. Geopolitical risks remain high, particularly in relation to the ongoing conflicts in Ukraine and the Middle East. If any of these risks materialize, it is expected that there will be further upward pressure on the Swiss franc.

Foreign and domestic enterprises may freely establish, acquire, and dispose of interests in business enterprises in Switzerland. In August 2021, the Swiss government released a broad framework for a future foreign direct investment (FDI) screening regime and issued a draft bill for public consultation in 2022. The Federal Council’s draft bill seeks to safeguard Swiss public order and security by restricting foreign takeovers of domestic companies under specific circumstances. The legislation requires authorization for takeovers involving foreign state-controlled investors when the domestic companies operate in critical sectors such as defense equipment, dual-use goods, electricity grids and production, water supply, healthcare, telecommunications, and transportation infrastructures. There are some investment restrictions in areas under state monopolies, including certain types of public transportation, postal services, alcohol and spirits, aerospace and defense, certain types of insurance and banking services, and the trade in salt.

Currency Fluctuations. The Fund or a Private Fund in which the Fund invests may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries and actual or anticipated changes in interest rates. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

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The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Market Characteristics. Foreign securities in which the Fund or a Private Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the U.S. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the U.S. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

Taxes. The interest and dividends payable on the Fund’s foreign investments may be subject to foreign withholding or other taxes at high or confiscatory levels, thus reducing the net amount of income available for distribution to Fund shareholders. Such taxes may not be creditable.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Public Health Threats. Various countries throughout the world are vulnerable economically to the impact of a public health crisis, including pandemics or epidemics related to infectious diseases regionally or globally, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners.

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Derivatives

The Fund may invest in derivative instruments as an investment strategy for hedging and risk management purposes and to adjust portfolio exposures. To the extent the Fund engages in derivatives transactions, the Fund expects to qualify as a limited derivatives user under Rule 18f-4 under the 1940 Act, which requires the Fund to comply with a 10% notional exposure-based limit on derivatives transactions and to adopt written policies and procedures reasonably designed to manage the Fund’s derivatives risks. The following are the types of derivatives in which the Fund may invest:

Futures and Options on Futures. The Fund may purchase futures and options on futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Generally derivative securities are investments that derive their value on the value of an underlying asset, reference rate or index. All derivative investments are subject to a number of risks such as liquidity, operational, counterparty, accounting and tax risks. The use of derivatives is a highly specialized investment activity.

Options on Securities and Securities Indices. The Fund may purchase call options on securities that the Adviser intends to hold in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. The Fund may write (sell) put and covered call options on securities in which the Fund is authorized to invest. The Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets or anticipated increases or decreases in the value of a particular security.

Swaps. The Fund may also enter into swaps. Swaps, including interest rate swaps and credit default swaps and are subject to many of the risks generally associated with investing in derivative instruments. Additionally, although swaps require no initial investment or only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a swap could greatly exceed the initial amount invested. The use of swaps involves the risk that the Adviser will not accurately predict anticipated changes in interest rates or other economic factors, which may result in losses to the Fund. If the Fund enters into a bilaterally negotiated swap, the counterparty may fail to perform in accordance with the terms of the swap. If a counterparty defaults on its obligations under a swap, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment. Certain swaps are subject to mandatory central clearing or may be eligible for voluntary central clearing. Although clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing will not eliminate (but may decrease) counterparty risk relative to uncleared bilateral swaps. Some swaps may be dependent on both the individual credit of the Fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the Fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the investment in a swap may result in losses to the Fund.

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Hedging Strategies. The Fund may engage in certain hedging strategies that involve options and futures. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualifications as a regulated investment company for federal income tax purposes. Under rules adopted by the U.S. Commodity Futures Trading Commission (“CFTC”), the adviser of an investment company is subject to registration with the CFTC as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act if the investment company is unable to comply with certain trading and marketing limitations subject to exclusions such as Rule 4.5, described below.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests in order to claim this exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Short Sales of Securities

The Fund may engage in short sales of securities. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. The securities necessary to cover a short position may not be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Fund that are not made “against the box” theoretically involve unlimited loss potential, since the market price of securities sold short may continuously increase. If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.

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Repurchase Agreements

The Fund may either directly or through a Private Fund invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.

Restricted and Illiquid Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser, as the Valuation Designee. Some Fund holdings (including some restricted securities) may be deemed illiquid if the Fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the Adviser. The Fund may incur significant additional costs in disposing of illiquid securities, and illiquid securities may be sold at a price that is disadvantageous to the Fund.

U.S. Government Obligations

The Fund either directly or through a Private Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States, such as GNMA securities, to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios and the Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).

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In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. On January 2, 2025, the U.S. Treasury Department and the FHFA announced an agreement to amend the preferred stock purchase agreements between the U.S. Treasury Department and each of Fannie Mae and Freddie Mac to help ensure that the eventual release of Fannie Mae and Freddie Mac from conservatorship will be orderly and to reflect certain existing practices. Among other things, the agreement restores the U.S. Treasury Department’s previous right to consent to a release of Fannie Mae and Freddie Mac from conservatorship.

The problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship in 2008 and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. There have been discussions among policymakers as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Under the direction of the FHFA, FNMA and FHLMC jointly developed a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their prior offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market by aligning the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain. UMBS involves complex organizational risks.

LIBOR Transition

The Fund or Private Funds may have been exposed to financial instruments that were tied to the London Interbank Offered Rate (“LIBOR”). Until recently, LIBOR was used as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives.

The administrator of LIBOR has phased out LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings have ceased to be published or representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average, ceased to be published or representative after December 31, 2021.

Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which has replaced U.S. dollar LIBOR. Market participants generally have adopted alternative rates such as SOFR or otherwise amended such financial instruments to include fallback provisions and other measures that contemplated the discontinuation of LIBOR.

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SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

SOFR is a financing rate based on overnight secured funding transactions, and thus it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

MANAGEMENT OF THE FUND

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees (the “Board”). The Board consists of four Trustees, three of whom are not “interested persons” of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s business, including receipt of reports from the Fund’s service providers with respect to the Fund’s investment management and performance, fund administration services, and its compliance program. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The current Trustees and officers of the Fund and their years of birth are listed below with their addresses, present positions with the Fund, term of office with the Fund and length of time served, principal occupations over at least the past five years (or longer) and other directorships held in at least the past five years.

Name and Year of Birth	Position(s) Held	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held During Past 5 Years
INDEPENDENT TRUSTEES
William M. Thomas (1962)	Trustee and Chairperson of the Board of Trustees	October 2026	CEO/President of Wedgewood Partners, Inc. (investment adviser) (since 2015).	1	Trustee and Chairman of the Board, Aberdeen Standard Investment ETF Trust (since 2014); Trustee of ASYMetric ETFs Trust (2020 – 2023)

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Name and Year of Birth	Position(s) Held	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held During Past 5 Years
Dominic J. Crowe (1964)	Trustee; Chairperson of the Audit Committee	October 2026	Managing Director (2015-2024) and Global Head of Fund Services (2021-2024), Citi Group; and Head of North America Securities Services (2018-2021), Citi Group.	1	None.
Shelley Y. Simms-Dix (1968)	Trustee; Chairperson of the Nominating and Governance Committee	October 2026	CEO, Amethyst Advisors LLC (business consulting) (since 2025; General Counsel & Chief Compliance Officer of Xponance, Inc. (investment adviser) (2004-2024); Chief Compliance Officer of Xponance Alts Solutions, LLC (investment adviser) (2021 – 2024).	1

Trustee, The Pop Venture Fund (since 2024); Director, City National Rochdale Funds (since 2023); Director, 1st Colonial Bank and 1st Colonial Bancorp (2021-2026); Commissioner & Chairperson (2023), Pennsylvania Ethics Commission (2018-2023)

INTERESTED TRUSTEE AND OFFICER
Gino E. Malaspina(3) (1968)	Trustee; President and Chief Executive Officer	October 2026	Senior Counsel, Apex Fund Services (since 2024); Counsel, Practus LLP (law firm) (2022-2024) and Vice President and Senior Counsel, State Street Corp. (2019-2022).	1	None.

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Name and Year of Birth	Position(s) Held	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
FUND OFFICERS (who are not Trustees)
Lindsey Dorval (1981)	Vice President and Secretary	October 2026	Counsel, Apex Fund Services since 2020.
Karen Shaw (1972)	Treasurer and Principal Financial Officer	October 2026	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Carlyn Edgar (1963)	Chief Compliance Officer	October 2026	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.

(1) Each Trustee serves until the election and qualification of his or her successor, until the Fund terminates, or until he or she dies, declines to serve as a Trustee, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the Agreement and Declaration of Trust. The term of office for each Fund officer will continue indefinitely, subject to the terms of the Fund’s Agreement and Declaration of Trust and By-Laws.

(2) The “Fund Complex” consists of the Pragmatic Meridian Global Fund.

(3) Mr. Malaspina is considered to be an “interested person” of the Fund because of his affiliation with Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex” or the “Administrator”), the Fund’s administrator, and his roles as a Trustee and officer of the Fund.

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees

The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Fund, including, among other things, approving the investment objectives, policies and procedures for the Fund. The Fund enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Adviser, administrator and transfer agent, distributor and custodian. The Trustees are responsible for approving the agreements between these service providers and the Fund and exercising general service provider oversight.

Leadership Structure and the Board of Trustees. The Board is currently composed of three Independent Trustees and one Trustee who is considered to be an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act (the “Interested Trustee”). Mr. Gino E. Malaspina, the Fund’s President and Chief Executive Officer, is affiliated with the Fund’s administrator, Apex, and he is considered to be an Interested Trustee of the Fund. The Board has appointed Mr. William M. Thomas, an Independent Trustee, to serve in the role of the Chairperson of the Fund’s Board of Trustees. The Chairperson presides over meetings of the Board of Trustees and may call a Board or committee meeting when deemed necessary. The Chairperson oversees the development of Board meeting agendas and may facilitate communications among the Independent Trustees, and between the Independent Trustees and the Fund’s management, officers, and independent legal counsel, between Board meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board’s leadership structure promotes the participation of the Fund’s Independent Trustees in their oversight of the Fund’s operations.

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The Board has established the two standing committees described below, an Audit Committee and a Nominating and Corporate Governance Committee, and may form working groups or additional or ad hoc committees as needed. In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, and (2) the ability to meet independently with counsel and outside the presence of management on Fund governance and related issues. The Board has determined that its leadership and committee structure is appropriate because it allows for the Board members to work effectively with management, Fund officers and Fund service providers and facilitates the exercise of the Board’s independent consideration and judgment. Except for any duties specified in the Fund’s Declaration of Trust or By-laws, the designation of Chairperson of the Board of Trustees or Chairperson of a Board Committee, does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Oversight of Risk. The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational and valuation risks. In its oversight role, the Board has adopted, and periodically reviews, the Fund’s policies and procedures designed to address risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers have adopted policies and procedures to identify, assess and manage risks associated with the services they provide to the Fund. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its service providers. The Fund’s officers, the Adviser and other Fund service providers perform risk management as part of the day-to-day operations of the Fund. The Board recognizes that it is not possible to identify all risks that may affect the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. However, the Adviser and other service providers employ a variety of processes, procedures and controls which are reasonably designed to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from the Fund’s Adviser related to Fund performance, valuation, liquidity, risk exposures, compliance and operations; (2) quarterly meetings by the Independent Trustees in executive session, including with the Fund’s Chief Compliance Officer as required by Rule 38a-1 of the 1940 Act or as otherwise requested by the Independent Trustees; (3) periodic meetings with the Adviser’s investment personnel to review investment strategies, techniques, valuation and the processes and procedures used to manage risks; (4) reviewing and approving, as applicable, the compliance policies and procedures of the Fund, the Adviser and other Fund service providers as required by Rule 38a-1 of the 1940 Act and receiving periodic reports from the Fund’s Chief Compliance Officer; and (5) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers and the independent registered public accounting firm on financial reporting and audit matters. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

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The Board has two standing committees, as described below:

Audit Committee. The Board has an Audit Committee consisting of all of the Independent Trustees. Mr. Dominic J. Crowe is the Chairperson of the Audit Committee. Pursuant to its Charter, the Audit Committee is responsible for assisting the Board in overseeing the Fund’s processes for accounting, auditing, financial reporting, and related internal control. In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (1) recommend to the Board the appointment, retention and termination of the Fund’s independent auditor; (2) oversee the adequacy and objectivity of the auditing process, evaluate the independence of the auditor, and obtain and assess the auditor’s disclosures and representations with respect to its independence and compliance with applicable independence requirements; (3) review, consider approve the audit and non-audit services performed or to be performed by the auditor; (4) review with the auditor the results of the annual audit, and review with the auditor and with management any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditor; (5) conduct or authorize investigations into any matters within the scope of its responsibilities, including improprieties or suspected improprieties in the Fund’s operations; and (6) consider such other matters as applicable laws or regulations may require, as the Board may request, or the Committee may deem appropriate in carrying out its duties and responsibilities. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually. Because the Fund is newly organized, the Audit Committee did not meet during the prior fiscal year.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee consisting of all of the Independent Trustees. Ms. Simms-Dix serves as the Chairperson of the Nominating and Governance Committee. Pursuant to its Charter, the Nominating and Governance Committee is responsible for assisting the Board in, among other things: (1) identifying and recommending qualified individuals to become Board members; (2) periodically reviewing and evaluating the composition of the Board and its committees; (3) coordinating the annual self-assessment by the Board; and (4) developing and implementing governance policies applicable to the Fund. The Nominating and Governance Committee will consider Trustee nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. Because the Fund is newly organized, the Nominating and Governance Committee did not meet during the prior fiscal year.

Requirements for Shareholder Nominations and Proposals: For a nomination or other proposal to be properly brought before a meeting of Fund Shareholders, the Shareholder (i) must have given timely notice thereof in writing to the Fund’s Secretary and such business must otherwise be a proper matter for action by Shareholders and (ii) must be a Shareholder at the time of giving of notice to the Secretary, on the record date for determination of Shareholders entitled to notice of and to vote at such meeting, and at the time of the meeting and any adjournments thereof, who is entitled to vote at the meeting and who has complied with the notice procedures included in the Fund’s By-Laws. Shareholder nominations must also comply with the procedures established by the Nominating and Governance Committee.

Trustees’ Qualifications and Experience. The governing documents for the Fund do not set forth any specific qualifications to serve as a Trustee. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Adviser and other service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving in senior executive or management positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. Set forth below is a brief description of the specific experience of each Trustee. As noted above, 75% of the Board members are Independent Trustees. Additional details regarding the background of each Trustee are included in the chart earlier in this section.

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William M. Thomas – The Fund has concluded that Mr. Thomas is qualified to serve as Trustee of the Fund because Mr. Thomas has over 35 years of investment management experience. Mr. Thomas currently serves as chief executive officer of Wedgewood Partners and previously served in senior management roles with Grail Advisors LLC and Charles Schwab. Further, Mr. Thomas currently serves as a trustee and chairman of the board for a family of exchange-traded mutual funds.

Dominic J. Crowe – The Fund has concluded that Mr. Crowe is qualified to serve as a Trustee of the Fund because Mr. Crowe has over 30 years of experience in financial services, including executive management experience in securities operations, asset servicing, and alternative investment servicing with Citi Group and The Bank of New York Mellon. During his career, Mr. Crowe also has experience in fund administration, including audit, risk and compliance functions and fiduciary oversight, risk management, and regulatory compliance.

Shelley Y. Simms-Dix – The Fund has concluded that Ms. Simms-Dix is qualified to serve as a Trustee of the Fund because Ms. Simms-Dix has over 30 years of experience in legal, business and governance matters, including over two decades serving as General Counsel and Chief Compliance Officer of Xponance. Ms. Simms-Dix currently serves as an independent fiduciary on boards of other registered investment companies and has served on the boards of other entities both within and outside of the financial sector, including in leadership roles.

Gino E. Malaspina – The Fund has concluded that Mr. Malaspina is qualified to serve as a Trustee of the Fund because Mr. Malaspina has over 17 years’ experience in legal and regulatory compliance for other registered investment companies, including as Senior Counsel at Apex Group, Ltd. and State Street Corp.

Compensation

The table below sets forth the total compensation paid to the Trustees of the Fund, before reimbursement of expenses. Because the Fund had not yet commenced operations, amounts shown in the table are based on estimated amounts for the fiscal year ending June 30, 2027. The Independent Trustees will receive an annual retainer of $20,000 plus any out-of-pocket expenses incurred in attending Board meetings. The Interested Trustee will receive no compensation from the Fund for his services as a Trustee or officer of the Fund. No other compensation or retirement benefits will be received by any Trustee or officer from the Fund.

Name	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex(1) Paid to Trustees
William M. Thomas	$xx,xxx	$xx,xxx
Dominic J. Crowe	$xx,xxx	$xx,xxx
Shelley Y. Sims-Dix	$xx,xxx	$xx,xxx

(1) The “Fund Complex” consists of the Fund only.

Trustee’s and Officer’s Interest in the Fund’s Shares

As of the date of this SAI, the Fund had not yet commenced operations and, therefore, no Trustee or officer of the Fund beneficially owned any Fund Shares.

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Principal Holders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Note that a control person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund. As of the date of this SAI, the Adviser has purchased [ ] shares of the Fund as the Fund’s sole initial shareholder and may be considered to be a control person of the Fund. The Fund has not commenced operations and no other shareholders owned of record or are known by the Fund to own of record or beneficially more than 5% of the Fund’s outstanding Shares.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

Investment Adviser

Pragmatic Advisory LLC serves as the investment adviser to the Fund (the “Adviser”). The Adviser’s principal office is located at One World Trade Center, 85th Floor, New York, New York 10007. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a Delaware limited liability company formed in July 2026. The Adviser is controlled by Turan Almammadov, its Member and Chief Executive Officer, and Evan Thomsen, its Member and Chief Operating Officer, through their indirect ownership of the Adviser’s outstanding voting securities.

Under the terms of the Investment Advisory Agreement, and subject to the authority of the Board, the Adviser will supervise and manage the investment and reinvestment of the Fund’s assets and have complete discretion in purchasing and selling securities and other assets for the Fund. In addition, the Adviser will supervise and arrange for the day-to-day operations of the Fund and will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

Pursuant to the Investment Advisory Agreement, and in consideration of the investment advisory services provided by the Adviser to the Fund, the Adviser is entitled to an advisory fee payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 1.50%. The Adviser has contractually agreed through [•], 20[•], to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading and brokerage costs, acquired fund fees and expenses and extraordinary or non-routine expenses such as litigation expenses) do not exceed 2.25% of average daily net assets (the “Expense Limitation Agreement”). The Expense Limitation Agreement may not be terminated prior to [•], 20[•] without Board approval. Under the Expense Limitation Agreement, the Adviser may be reimbursed by the Fund for any contractual fee waivers or assumptions of expenses if reimbursement to the Adviser (a) occurs within three years from the date of the Adviser’s waiver/assumption and (b) does not cause the Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/assumption or the time of the reimbursement.

The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder.

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Description of Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities for more than one client account. Specifically, the Adviser and the portfolio manager may have conflicts of interest in allocating their time and portfolio management activity between the Fund and other investment funds, including other accounts for individuals, pension and profit sharing plans and corporation or business entities managed by the Adviser (“Other Accounts”), in allocating investments among the Fund and Other Accounts and in effecting transactions between the Fund and Other Accounts, including ones in which the Adviser or the portfolio manager may have a greater financial interest. Adviser compensation levels are linked to revenue generation, which may in turn be higher for allocations of client assets to the Fund or particular custodial platforms, creating an incentive for the Adviser to concentrate client assets in the Fund or, with respect to Other Accounts, with such custodians. Certain custodial platforms may provide the Adviser or portfolio managers with financial support, technology, or other non-cash benefits conditioned on or influenced by asset levels or flows, creating incentives to concentrate client assets held in Other Accounts with such custodians.

In addition, the Adviser or its affiliates may have potential conflicts of interest. For example, the Adviser may recommend or allocate Other Accounts’ assets to the Fund, for which the Adviser also serves as investment adviser. In such cases, the Adviser earns advisory fees from the Fund, and the Other Accounts may incur layered fees (e.g., the client's standard advisory fee paid to the Adviser plus the advisory fee paid to the Adviser by the Fund). This creates a material conflict of interest, as the Adviser has a financial incentive to favor client allocations to the Fund over alternative investments that may have lower overall costs or different risk/return profiles. Pursuant to the Adviser’s policies and procedures, the Adviser must consider investments in third-party managers before recommending an allocation of client assets held in Other Accounts to the Fund. The Adviser’s policies and procedures ensure that allocation decisions are driven by client suitability rather than fee generation or Adviser compensation incentives. The Adviser’s Chief Compliance Officer also maintains compensation records and performs annual reviews, including a fee analysis to ensure that total compensation received by the Adviser is reasonable in relation to the services provided to each client.

Further, the Adviser or its affiliates may provide services to investment funds who may issue securities which can be bought or sold by the Fund or Other Accounts. Additionally, the Adviser or its affiliates may give advice or take action with respect to such Other Accounts that differs from the advice given with respect to the Fund. However, the Adviser or its affiliates will not favor one client over another and will treat all clients, including the Fund, in a fair and equitable manner under the circumstances.

Although the Adviser will attempt to allocate investment opportunities in a manner which is in the best interests of all of the entities involved, there can be no assurance than an investment opportunity which comes to the attention of the Adviser will not be allocated to an entity other than the Fund, with the Fund being unable to participate in such investment opportunity or participating only on a limited basis. In addition, there may be circumstances under which the Adviser will consider participation by other entities in investment opportunities in which the Adviser does not intend to invest, or intends to invest only on a limited basis, on behalf of the Fund. The Adviser evaluates for the Fund and the Other Accounts a variety of factors which may be relevant in determining whether a particular situation or strategy is appropriate and feasible for the Fund or a particular Other Account at a particular time, including the nature of the investment opportunity taken in the context of the other investment or regulatory limitations on the Fund or particular entity and the transaction costs involved. Because these considerations may differ for the Fund and Other Accounts in the context of any particular investment opportunity, investment activities of the Fund and Other Accounts may differ considerably from time to time. The Adviser has adopted policies and procedures it believes are reasonably designed to address such conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

The Fund’s portfolio manager is compensated with a fixed-salary. Fixed-salary compensation commences only once the Adviser reaches its anticipated assets under management target of $100 million. Prior to reaching that threshold, the Portfolio Manager and other investment executives serve without drawing salary from the Adviser. Compensation does not include a performance or incentive fee. The Portfolio Manager’s compensation is not based on the investment performance of any particular account.

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Portfolio Manager

Dino Wyatt is responsible for the day-to-day management of the Fund’s portfolio. Mr. Wyatt has been portfolio manager of the Fund since its inception. As of the date of this SAI, Mr. Wyatt did not own any Shares of the Fund as the Fund has not issued Shares publicly and has not commenced investment operations. The following table includes information for the Fund’s portfolio manager regarding the number and total assets of other accounts managed as of [ ] that the portfolio manager has day-to-day management responsibilities for, other than the Fund (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that the portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account.

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Dino Wyatt
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

DISTRIBUTION OF FUND SHARES

Distributor

Foreside Fund Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101 (“Foreside” or the “Distributor”), acts as the distributor for the Shares on a best-efforts basis pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Shares, but will use its best efforts to sell the Shares. Shares of the Fund will not be listed on any securities exchange and the Distributor will not act as a market maker in the Shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered for purchase in a continuous offering at their NAV per Share next determined after an order is accepted.

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Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, agents and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (collectively, the “Distributor Indemnitees”) against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and reasonable and documented counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur, arising out of or relating to certain liabilities arising out of or relating to (i) the Distributor serving as distributor of the Fund pursuant to this Agreement; (ii) the Fund’s material breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Fund’s failure to comply in all material respects with any applicable securities laws or regulations; or (iv) any claim that the Fund’s registration statement, prospectus, shareholder reports, marketing materials or other information filed or made public by the Fund (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the Securities Act, the Investment Company Act, Exchange Act or any other statute or the common law, or violated any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Fund are sold; provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Fund’s registration statement, prospectus, shareholder reports, marketing materials or other information filed or made public by the Fund (as from time to time amended) in reasonable reliance upon and in strict conformity with information about the Distributor, furnished to the Fund or its counsel by the Distributor in writing and intended specifically for use in such registration statement, prospectus, shareholder reports, marketing materials or other information filed or made public by the Fund (as from time to time amended). Nothing contained in the Distribution Agreement is to be so construed as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under such Agreement.

Pursuant to the Distribution Agreement, the Distributor has agreed to indemnify, defend and hold the Fund, its affiliates, and each of their respective Trustees, directors, officers, employees, representatives, and any person who controls or previously controlled the Fund within the meaning of Section 15 of the Securities Act (collectively, the “Fund Indemnitees”) free and harmless from and against any and all Losses that any Fund Indemnitee may incur, arising out of or based upon (i) the Distributor’s material breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; or (ii) the Distributor’s failure to comply in all material respects with any applicable securities laws or regulations. Nothing contained in the Distribution Agreement is to be so construed as to protect the Fund against any liability to the Distributor to which the Fund would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under such Agreement.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares, for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares, and the Fund does not expect a secondary market in its Shares to develop. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares.

Intermediaries may in addition charge a fee directly to investors for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund but will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Shareholders should direct any questions regarding such fees to the relevant intermediary.

REVENUE SHARING

Although not currently anticipate, in the future, the Adviser may make payments for marketing, promotional or related services provided by investment advisers, broker-dealers and other financial intermediaries that sell Shares of the Fund or which include the Fund as an investment option for their respective customers. These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the adviser, broker-dealer or other financial intermediary, the expected level of assets or sales of Shares, the inclusion of the Fund on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments would be paid from the Adviser’s own legitimate profits and other of its own resources (not from the Fund’s) and may be in addition to any Rule 12b-1 payments or shareholder servicing fees that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Adviser.

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SERVICE PROVIDERS

The Fund has entered into a number of agreements whereby certain parties provide various services to the Fund.

Pursuant to a Services Agreement with the Fund (“Services Agreement”), Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex” or the “Administrator”), provides fund administration, fund accounting and compliance services to the Fund and supplies certain Fund officers, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex, provides transfer agency services to the Fund pursuant to the Services Agreement. Apex is located at 190 Middle Street, Suite 101, Portland, Maine 04101.

Pursuant to the terms of the Services Agreement, the Fund pays Apex Fund Services a bundled fee for administration, fund accounting, compliance and transfer agency services, including an annual asset-based fee. The annual fee is accrued daily by the Fund and is paid to Apex monthly based on the Fund’s net assets. The Fund also pays Apex Fund Services certain surcharges, shareholder account fees and out-of-pocket expenses pursuant to the Services Agreement.

No administrative services fee information is provided because the Fund was not offered for sale prior to the date of this SAI.

U.S. Bank, N.A., located at 5065 Wooster Road, Cincinnati, Ohio 45226, is the custodian of the assets of the Fund (“Custodian”) pursuant to a custody agreement between the Custodian and the Fund (“Custody Agreement”). The Custodian is compensated for its services to the Fund by an annual asset-based fee and fees paid on a per portfolio transaction basis. The Fund also pays certain of the Custodian’s related miscellaneous expenses as are reasonably incurred by the Custodian in performing its services for the Fund pursuant to the Custody Agreement.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Policy (the “AML Policy”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). The Fund relies on the Transfer Agent to implement and operate certain aspects of the AML Program on behalf of the Fund. The Transfer Agent has developed and maintains written policies, procedures, and controls reasonably designed to prevent, detect and report any possible incident of its clients, including the Fund, being used to launder money or finance terrorist activities and to achieve compliance with AML best practices. To the extent the Fund may be subject to certain money laundering risks, the Fund has adopted and will be covered by the Transfer Agent’s AML program.

Accordingly, the Fund has delegated the day-to-day responsibility of AML monitoring to its transfer agent, subject to the oversight of the Fund’s AML Compliance Officer. The Fund will not transact business with any person or entity whose identity cannot be adequately verified in accordance with the AML Policy and the transfer agent’s AML program.

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CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act that govern the personal securities transactions of their respective personnel. Pursuant to each such code of ethics, their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain conditions. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) of the 1940 Act from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Fund or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Fund or the Adviser. The codes of ethics for the Fund and the Adviser are available on the EDGAR Database on the SEC’s website at http://www.sec.gov and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PROXY VOTING GUIDELINES

The Fund’s Board of Trustees believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. The Board has adopted a Proxy Voting Policy (the “Fund’s Proxy Voting Policy”) on behalf of the Fund which delegates the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Fund’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy, which it will use to vote proxies for securities held by the Fund (the “Adviser’s Proxy Voting Policy”) in a manner that is consistent with the Fund’s Proxy Voting Policy. The Fund’s Board of Trustees, including a majority of the Independent Trustees, must approve the Adviser’s Proxy Voting Policy as it relates to the Fund. Due to the nature of the securities and other investments in which the Fund intends to invest, proxy voting decisions with respect to the Fund may be limited. The Fund may not have voting rights with respect to its investments in Private Funds.

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting proxies received in a manner consistent with the best interests of the Fund’s Shareholders. The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with the Fund’s Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Fund has delegated the following duties to the Adviser pursuant to the Fund’s Proxy Voting Policy:

•	to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy;

•	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management; and

•	to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s Shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Fund shall always vote in the best interest of the Fund’s Shareholders. For purposes of the Fund’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s Shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

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The Fund votes proxies in accordance with the Advisor’s proxy voting policy. The Adviser’s proxy voting policies and procedures are attached to this SAI as Appendix A. Information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling ([•]) [•]-[•] and (2) on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Assets of the Fund are invested by the Adviser in a manner consistent with the Fund’s investment objectives, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, the Adviser has investment discretion with respect to the Fund and is responsible for making all determinations as to the purchase and sale of portfolio securities for the Fund, and for taking all steps necessary to implement securities transactions on behalf of the Fund. When placing orders with brokers, the Adviser will seek to obtain the best net results and periodically evaluates broker-dealers for best execution, considering factors such as execution quality, costs, and services.

The Fund has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. The Adviser may, from time to time, direct trades to certain brokers that provide favorable commission rates, subject to the Adviser’s obligation to obtain best execution. However, the Fund and other clients managed by the Adviser will not necessarily pay the lowest commission, as the selection of brokers represents the best qualitative execution under the circumstances. The Fund will not purchase portfolio securities from any affiliated person acting as principal except in conformity with SEC regulations.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Adviser, known as “soft dollar products”. Such soft dollar products may include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser does not currently receive soft dollar products from broker-dealers. To the extent that the Adviser engages in portfolio transactions for the Fund or other clients that produce soft dollar products for the Adviser, the Adviser will comply with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will manage related conflicts of interest.

The Adviser has a potential conflict of interest when using client trades to obtain soft dollar products. This conflict exists because the Adviser is able to use the soft dollar products to manage client accounts without paying cash for the soft dollar products, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) of the Exchange Act provides that the Adviser, under certain circumstances, lawfully may cause a client account to pay a higher commission than the lowest available commission. Under Section 28(e)(1), the Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided  viewed in terms of either that particular transaction or [the Adviser’s] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.”

Additionally, Section 28(e) under the Exchange Act permits the Adviser to use soft dollar products for the benefit of any account it manages. Certain client accounts managed by the Adviser, including the Fund, may generate soft dollar commissions used to purchase soft dollar products that ultimately benefit other client accounts managed by the Adviser, effectively cross-subsidizing the other client accounts that benefit directly from the product.

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The same security may be suitable for the Fund, another fund or other private accounts managed by the Adviser. If and when the Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

No information regarding brokerage commissions paid by the Fund is provided because the Fund was not offered for sale prior to the date of this SAI. As of the date of this SAI, the Fund had not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940Act).

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Considerations.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: private foundations, dealers in securities (or other persons not holding Shares as capital assets or that have elected mark-to-market treatment), investors receiving Shares as compensation, banks or other financial institutions, insurance companies, regulated investment companies, real estate investment trusts, S corporations, investors that are subject to the U.S. federal alternative minimum tax, investors that hold, directly or indirectly, a ten percent (10%) or greater interest in any entity in which the Fund holds a direct or indirect interest, investors whose functional currency is not the U.S. dollar, investors who hold Interests as part of a straddle, hedge, conversion or other integrated transaction, investors classified as partnerships or other pass-through entities for U.S. federal income tax purposes (or persons holding indirect interests in the Fund through such investors), non-U.S. investors (including, without limitation, non-U.S. investors subject to taxes U.S. expatriates and non-U.S. investors holding Interests in connection with a U.S. trade or business), governments or agencies or instrumentalities thereof, or tax-exempt entities.

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The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund will qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify as a RIC under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership.

If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, the Fund will be taxed in the same manner as an ordinary corporation, as described below.

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In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least the sum of 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company's taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.

Moreover, the Fund may retain for investment all or a portion of their net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the taxable amount that the Fund would otherwise distribute to continuing shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.

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Capital Loss Carry-Forwards

The Fund may indefinitely carry forward a net capital loss recognized in one year to offset its capital gain in later years. The excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offset capital gain. The Fund cannot carry back or carry forward any net operating losses.

If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses(if any), and any such losses of other funds participating in the reorganization may be subject to limitations on the use of such loss carryforwards to offset gains recognized in any future year.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year. However, no assurance can be given that the Fund will not be subject to the excise tax. Difficulties in obtaining timely information from Private Funds in which the Fund invests may prevent the Fund from meeting these distribution requirements. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).

Taxation of Investments

The following discussion of the taxation of investments by the Fund also applies to investments held indirectly through Private Funds.

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and as long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

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If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be “Section 1256 contracts.” The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. The U.S. Treasury has the authority to adopt regulations that would limit the Fund’s ability to engage in such transactions not directly related to the Fund’s investments in stock or securities limited in order to enable the Fund to satisfy the 90% income test described above. The U.S. Treasury has not indicated that it has any plans to adopt such regulations. If the net foreign currency loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

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Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

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Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in derivatives transactions.

The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

The Fund may invest in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, the Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund may or may not make such an election.

The Fund may invest in non-U.S. investment funds, including feeder funds for some Private Funds, that are passive foreign investment companies. “Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject, under the default PFIC treatment, to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

38

As an alternative to such default treatment, the Fund may make either a qualified electing fund election (“QEF election”) or a mark-to-market election with respect to a PFIC. If the Fund makes a QEF election, the Fund will be required to include in its taxable income for each taxable year its pro rata share of the PFIC’s earnings and profits for the taxable year (whether or not distributed). For this purpose, the PFIC would be required to compute its earnings and profits in accordance with U.S, income tax principles. The US Fund’s pro rata share of net capital gain of the PFIC would constitute long-term capital gain to the Fund, and the Fund’s pro rata share of the “ordinary earnings” of the PFIC – i.e., the excess of the PFIC’s total earnings and profits over its net capital gains – would constitute ordinary income to the Fund. In certain circumstances the Fund would be entitled to claim a credit for foreign taxes paid by the PFIC with respect to the earnings included in income to the Fund. When the Rund receives a distribution of the PFIC’s earnings and profits that were previously included in the taxable income of the Fund, the distribution will not constitute a taxable dividend.

If the Fund make a mark-to-market election, the Fund will recognize as ordinary income any increase in the value of those PFIC Shares as of the close of the taxable year (subject to adjustments for reductions in the value of PFIC stock that occurs after October 31 of such taxable year and for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred.  Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC.  To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss.

If the Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. The Fund’s Blockers (as defined below), if any are established, will be treated as CFCs. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.

Unless the Fund invests in a private fund through a Blocker, the Fund will be deemed to own its proportionate interest in private fund for purposes of the income and asset diversification tests imposed under the Code. Some private funds intend in part to invest in foreign real estate and potentially other non-qualifying RIC assets, and the Fund will need to make special arrangements, including the use of Blockers, to to meet the RIC qualification tests. If the Fund’s arrangements fail to achieve the requirements for it to continue to qualify as a RIC, and it was ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC, the Fund would be subject to tax on its taxable income at U.S. corporate tax rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as dividend income.

39

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. The Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency- denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state- tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

40

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisers and financial planners.

Foreign Taxes

It is expected that the Fund (and therefore its shareholders) may bear substantial foreign taxes through a Private Fund. In addition, unless the Fund has sufficient assurance that its investment in a private fund will permit the Fund to continue to meet the RIC qualification tests, the Fund’s investment in such Private Fund will be made through a non-U.S. entity that is treated as a corporation for U.S. federal income tax purposes (a “Blocker”). The Fund cannot pass-through foreign taxes to shareholders for foreign tax credit purposes for investments made through Blockers, if the Fund fails to qualify as a RIC, or if the Fund does not meet a 50% test described in the following paragraph. Even if the Fund does not invest in a Private Fund through a Blocker and the Fund continues to qualify as a RIC, the Fund cannot assure that foreign taxes borne through a Private Fund will be creditable. Therefore, a shareholder could bear U.S. federal income taxes and indirectly bear foreign taxes aggregating substantially in excess of 50%, as well as U.S. state and local taxes.

If more than 50% of the value of a RIC’s assets at the end of a taxable year consist of stock and securities in foreign corporations, the RIC generally can elect to pass-through creditable foreign taxes so a shareholder can claim a foreign tax credit for its proportionate share of such taxes. While the Fund intends to invest primarily in foreign assets through Private Funds, the Fund cannot assure that it will qualify to pass-through its share of any foreign taxes borne through the Private Funds.

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U.S. Federal Income Tax Rates

Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The current corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Distributions from the Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. The amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income threshold test.

Backup Withholding

The Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders),at a rate of 24% under Section 3406 of the Code for U.S. residents of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

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Generally, dividend distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.

The Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions. Even if the Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if the Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.

Capital gains distributions and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Under FATCA, a withholding tax of 30% will be imposed on dividends on, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in the Fund.

Before investing in the Fund’s shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans

Shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

An excise tax ranging from 1.4% to 8% is imposed on the net investment income of certain colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Fund.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

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Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

In general, the Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

PERFORMANCE INFORMATION

The Fund may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisers. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Fund or to the Adviser, should be considered in light of the Fund’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], located at [ ], serves as the Fund’s independent registered public accounting firm, whose services include an audit of the Fund’s financial statements and the performance of other related audit, certain non-audit and tax services.

LEGAL COUNSEL

K&L Gates, LLP, located at 1 Congress Street, Suite 2900, Boston, Massachusetts 02114, serves as the Fund’s legal counsel.

FINANCIAL STATEMENTS

Audited financial statements of the Fund will be provided by pre-effective amendment to the Fund’s registration statement on Form N-2.

The Fund sends shareholders unaudited semiannual and audited annual reports within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.

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APPENDIX A

PROXY VOTING GUIDELINES

[to be completed by amendment]

A-1

APPENDIX B

FINANCIAL STATEMENTS

[seed audit to be completed by amendment]

B-1

PART C

OTHER INFORMATION

ITEM 25. Financial Statements and Exhibits

(1)	Financial Statements:

	Part A	None, as Registrant has not yet commenced operations.

	Part B	Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations and Notes to Financial Statements with respect to the Registrant’s audited seed financials included in the Statement of Additional Information.**

(2)	Exhibits:

	(a)(1)	Certificate of Trust of the Registrant, dated October 8, 2026.*

	(a)(2)	Agreement and Declaration of Trust of the Registrant, dated October 8, 2026.*

	(b)	By-Laws of the Registrant, dated October 8, 2026.*

	(c)	Not applicable.

	(d)	Refer to Exhibits (a)(2) and (b).

	(e)	Dividend Reinvestment Plan.**

	(f)	Not applicable.

	(g)(1)	Form of Investment Advisory Agreement between the Registrant and Pragmatic Advisory LLC.*

	(g)(2)	Form of Expense Limitation Agreement between the Registrant and Pragmatic Advisory LLC.*

	(h)(1)	Form of Distribution Agreement between the Registrant and Foreside Fund Services, LLC.*

	(h)(2)	Form of Selling Dealer Agreement.**

	(i)	Not applicable.

	(j)	Form of Custodian Agreement between the Registrant and U.S. Bank, National Association.*

	(k)	Form of Services Agreement between the Registrant and Apex Fund Services.*

	(l)	Opinion and Consent of K&L Gates LLP (Counsel).**

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm.**

	(o)	Not applicable.

	(p)	Initial Seed Capital Letter.**

	(q)	Not applicable.

	(r)(1)	Code of Ethics for the Registrant.**

	(r)(2)	Code of Ethics for Pragmatic Advisory LLC **

	(r)(3)	Code of Ethics for Distributor – Not applicable per Rule 17j-1(c)(3).

	(s)	Powers of Attorney.*

* **	Filed herewith. To be filed by amendment to the Registrant’s Registration Statement.

ITEM 26. Marketing Arrangements

Distribution Agreement is filed herewith as Exhibit (h)(1).

ITEM 27. Other Expenses of Issuance and Distribution*

U.S. Securities and Exchange Commission registration fees	$
Legal fees	$
Audit and accounting fees	$
Printing expenses	$
Blue Sky fees	$
Trustee fees and expenses	$
Miscellaneous	$
Total fees and expenses	$

* To be filed by amendment. All fees and expenses reported are estimates.

ITEM 28. Persons Controlled by or Under Common Control with Registrant

After completion of the offering of Shares, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by the investment adviser or an affiliate until effectiveness of the Registrant’s registration statement. Information regarding the ownership of the investment adviser is set forth in its Form ADV as filed with the U.S. Securities and Exchange Commission (CRD No. 343963, File No. 801-137356) and is incorporated herein by reference.

ITEM 29. Number of Holders of Securities

Title of Class	Number of Record Holders as of November 13, 2026
Institutional Shares	1

ITEM 30. Indemnification

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), filed as Exhibit (a)(2) hereto. The Registrant hereby undertakes that it will apply the indemnification and limitation of liability provisions of the Agreement and Declaration of Trust in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant’s Investment Advisory Agreement, filed herein as Exhibit (g)(1), contains provisions limiting the liability, and providing for indemnification, of the Advisor and its personnel under certain circumstances.

Pursuant to the Registrant’s Distribution Agreement, filed herein as Exhibit (h)(1), the Registrant has agreed to indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended and the 1940 Act. The Distributor has agreed to indemnify the Registrant and its Trustees and officers against certain liabilities arising from the Distributor’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement or the Distributor’s failure to comply with any applicable securities laws or regulations.

The Registrant’s Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering losses incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Advisor

Pragmatic Advisory LLC is the Registrant’s investment adviser and is registered as such under the Investment Advisers Act of 1940, as amended. Information as to the business, profession, vocation or employment of a substantial nature of each of the directors and executive officers of the investment adviser is set forth in its Form ADV, on file with the SEC (CRD No. 343963, SEC No. 801-137356), and is incorporated herein by reference to the Form ADV.

ITEM 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act, and the rules promulgated thereunder are maintained at the offices of:

Pragmatic Advisory LLC, One World Trade Center, 85th Floor, New York, New York 10007 (records relating to its function as Registrant’s investment adviser).

Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) and Atlantic Shareholder Services, LLC, 190 Middle Street, Suite 101, Portland, Maine 04101 (records relating to its function as Registrant’s administrator, fund accountant and transfer agent).

U.S. Bank, National Association, 5065 Wooster Road, Cincinnati, Ohio 45226 (records relating to its function as Registrant’s custodian).

ITEM 33. Management Services

Not applicable.

ITEM 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range maybe reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	That, for the purpose of determining liability under the Securities Act to any purchaser, (1) if the Registrant is relying on Rule 430B: (A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or (2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as ofthe date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or Controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland and State of Maine on the 13th day of November 2026.

PRAGMATIC MERIDIAN GLOBAL FUND

By:	/s/ Gino E. Malaspina
Name:	Gino E. Malaspina
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Name	Capacity	Date

/s/ Gino E. Malaspina	Trustee, President and Principal Executive Officer	November 13, 2026
Gino E. Malaspina

/s/ Karen Shaw*	Treasurer and Principal Financial Officer/Accounting Officer	November 13, 2026
Karen Shaw

/s/ William M. Thomas*	Trustee	November 13, 2026
William M. Thomas

/s/ Dominic J. Crowe*	Trustee	November 13, 2026
Dominic J. Crowe

/s/ Shelley Y. Simms-Dix*	Trustee	November 13, 2026
Shelley Y. Simms-Dix

*By:	/s/ Gino E. Malaspina	November 13, 2026
Gino E. Malaspina, Attorney-In-Fact
(Pursuant to Powers of Attorney (filed herewith))

EXHIBIT INDEX

(a)	(1)	Certificate of Trust of the Registrant, dated October 8, 2026.

(a)	(2)	Agreement and Declaration of Trust of the Registrant, dated October 8, 2026.

(b)	By-Laws of the Registrant, dated October 8, 2026.

(g)	(1)	Form of Investment Advisory Agreement between the Registrant and Pragmatic Advisory LLC.

(g)	(2)	Form of Expense Limitation Agreement between the Registrant and Pragmatic Advisory LLC.

(h)	(1)	Form of Distribution Agreement between the Registrant and Foreside Fund Services, LLC.

(j)	Form of Custodian Agreement between the Registrant and U.S. Bank, National Association.

(k)	Form of Services Agreement between the Registrant and Apex Fund Services.

(s)	Powers of Attorney